FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-184376-08

September 24, 2013

FREE WRITING PROSPECTUS

STRUCTURAL AND COLLATERAL TERM SHEET
$1,269,818,466
(Approximate Total Mortgage Pool Balance)

$813,872,000
(Approximate Offered Certificates)

COMM 2013-CCRE11

Deutsche Mortgage & Asset Receiving Corporation
Depositor

Cantor Commercial Real Estate Lending, L.P.
German American Capital Corporation
Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities		Cantor Fitzgerald & Co.

Joint Bookrunning Managers and Co-Lead Managers

CastleOak Securities, L.P.	RBS	Guggenheim Securities

Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE11 Mortgage Trust
Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus expected to be dated September 24, 2013, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Key Features:		Pooled Collateral Facts(1):
Joint Bookrunner & Lead	Deutsche Bank Securities Inc.	Initial Outstanding Pool Balance:	$1,269,818,466
Manager:	Cantor Fitzgerald & Co.	Number of Mortgage Loans:	46
Co-Managers:	CastleOak Securities, L.P.	Number of Mortgaged Properties:	82
	RBS	Average Mortgage Loan Cut-off Date Balance:	$27,604,749
	Guggenheim Securities	Average Mortgaged Property Cut-off Date Balance:	$15,485,591
Mortgage Loan Sellers:	Cantor Commercial Real Estate Lending, L.P.	Weighted Avg Mortgage Loan U/W NCF DSCR:	1.69x
	(77.9%), German American Capital Corporation*	Range of Mortgage Loan U/W NCF DSCR:	1.05x – 3.12x
	(“GACC”) (15.0%), CCRE/GACC (7.1%)	Weighted Avg Mortgage Loan Cut-off Date LTV(2):	60.3%
	*An indirect wholly owned subsidiary of Deutsche Bank AG.	Range of Mortgage Loan Cut-off Date LTV(2):	33.2% – 75.0%
Master Servicer:	Midland Loan Services	Weighted Avg Mortgage Loan Maturity Date or ARD LTV(2):	54.1%
Operating Advisor:	Park Bridge Lender Services LLC	Range of Mortgage Loan Maturity Date or ARD LTV(2):	20.7% – 66.1%
Special Servicer:	Situs Holdings, LLC	Weighted Avg U/W NOI Debt Yield:	11.1%
Certificate Administrator:	Deutsche Bank Trust Company Americas	Range of U/W NOI Debt Yield:	5.0% – 21.2%
Trustee:	U.S. Bank National Association	Weighted Avg Mortgage Loan	54.1%
Rating Agencies:	Moody’s Investors Service, Inc., Fitch Ratings, Inc.	Original Term to Maturity (months)(3):	116
	and DBRS, Inc.	Weighted Avg Mortgage Loan
Determination Date:	The 6th day of each month, or if such 6th day is not a	Remaining Term to Maturity (months)(3):	115
	business day, the following business day,	Weighted Avg Mortgage Loan Seasoning (months):	1
	commencing in November 2013.	% Mortgage Loans with Amortization for Full Term:	28.1%
Distribution Date:	4th business day following the Determination Date in	% Mortgage Loans with Partial Interest Only:	41.4%
	each month, commencing November 2013.	% Mortgage Loans with Full Interest Only(4):	30.5%
Cut-off Date:	Payment Date in October 2013 (or related	% Mortgage Loans with Upfront or Ongoing Tax Reserves:	78.5%
	origination date, if later). Unless otherwise noted, all	% Mortgage Loans with Upfront or
	Mortgage Loan statistics are based on balances as	Ongoing Replacement Reserves(5):	78.6%
	of the Cut-off Date.	% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	62.0%
Settlement Date:	On or about October 8, 2013	% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(6):	81.8%
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds,	% Mortgage Loans with Upfront Engineering Reserves:	55.4%
	with accrued interest.	% Mortgage Loans with Upfront or Ongoing Other Reserves:	37.6%
ERISA Eligible:	All of the Offered Certificates are expected to be
(1)   With respect to the Miracle Mile Shops loan, Oglethorpe Mall loan and One Wilshire loan, LTV, DSCR and Debt Yield calculations include the related pari passu companion loans. With respect to the One & Only Palmilla loan, LTV, DSCR and Debt Yield calculations exclude the related subordinate companion loan.
(2)   With respect to the Parkview Tower loan, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “As Stabilized” appraised value of $47.0 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date or ARD LTV are 77.7% and 64.3%, respectively.
(3)   For the ARD loan, the original term to maturity and remaining term to maturity are through the anticipated repayment date.
(4)   Interest only through the maturity date.
(5)   Includes FF&E Reserves.
(6)   Represents the percent of the allocated Initial Outstanding Pool Balance of retail, office, industrial and mixed use properties only.

	ERISA eligible.
SMMEA Eligible:	None of the Offered Certificates will be SMMEA
	eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	October 2046
Minimum Denominations:	$10,000 (or $100,000 with respect to Class X-A) and
	in each case in multiples of $1 thereafter.
Clean-up Call:	1%

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE11 Mortgage Trust

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (Moody’s/Fitch/DBRS)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A-1	Aaa(sf) / AAA(sf) / AAA(sf)	$42,296,000	30.000%(6)	3.13	1 – 63	42.2%	15.9%
Class A-2	Aaa(sf) / AAA(sf) / AAA(sf)	$90,000,000	30.000%(6)	5.26	63 – 63	42.2%	15.9%
Class A-SB	Aaa(sf) / AAA(sf) / AAA(sf)	$70,309,000	30.000%(6)	7.62	63 – 117	42.2%	15.9%
Class A-3	Aaa(sf) / AAA(sf) / AAA(sf)	$200,000,000	30.000%(6)	9.81	117 – 118	42.2%	15.9%
Class A-4	Aaa(sf) / AAA(sf) / AAA(sf)	$411,267,000	30.000%(6)	9.88	118 – 119	42.2%	15.9%
Class X-A(7)	Aaa(sf) / AAA(sf) / AAA(sf)	$1,003,156,000(8)	N/A	N/A	N/A	N/A	N/A

NON-OFFERED CERTIFICATES

Class(1)	Ratings (Moody’s/Fitch/DBRS)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A-3FL(9)	Aaa(sf) / AAA(sf) / AAA(sf)	$75,000,000	30.000%(6)	9.81	117 – 118	42.2%	15.9%
Class A-3FX(9)	Aaa(sf) / AAA(sf) / AAA(sf)	$0	30.000%(6)	9.81	117 – 118	42.2%	15.9%
Class X-B(7)	NR / BBB- / AAA	$186,130,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-C(7)	NR / NR / AAA	$80,532,466(8)	N/A	N/A	N/A	N/A	N/A
Class A-M(10)	Aaa(sf) / AAA(sf) / AAA (sf)	$114,284,000	21.000%	9.92	119 – 119	47.6%	14.1%
Class B(10)	Aa3(sf) / AA-(sf) / AA(sf)	$76,189,000	15.000%	9.92	119 – 119	51.3%	13.1%
Class PEZ(10)	A1(sf) / A-(sf) / A (high)(sf)	$236,504,000	11.375%(6)	9.92	119 – 119	53.4%	12.5%
Class C(10)	A3(sf) / A-(sf) / A (high)(sf)	$46,031,000	11.375%(6)	9.92	119 – 119	53.4%	12.5%
Class D	NR / BBB-(sf) / BBB (low)(sf)	$63,910,000	6.342%	9.92	119 – 119	56.5%	11.9%
Class E	NR / BB(sf) / BB(sf)	$20,216,000	4.750%	9.93	119 – 120	57.4%	11.7%
Class F	NR / B(sf) / B(sf)	$17,460,000	3.375%	10.01	120 – 120	58.3%	11.5%
Class G	NR / NR / NR	$42,856,466	0.000%	10.01	120 – 120	60.3%	11.1%

(1)
The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class A–M, Class B, Class C, Class D, Class E, Class F and Class G Certificates and the Class A–3FL regular interest will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interest of the Class A–M, Class B and Class C trust components represented by the Class PEZ Certificates.  The pass-through rate on the Class A–M, Class B and Class C trust components will at all times be the same as the pass-through rate applicable to the Class A–M, Class B and Class C Certificates.

(2)	Approximate; subject to a permitted variance of plus or minus 5%.
(3)
The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates with a Certificate Balance is based on (i) modeling assumptions and prepayment assumptions described in the Free Writing Prospectus, (ii) assumptions that there are no prepayments or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates and the mortgage loan with an anticipated repayment date is repaid on its anticipated repayment date.

(4)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut–off Date LTV of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all certificates. The Certificate Principal to Value Ratios of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–3FL, Class A–3FX and Class A–4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(5)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance and the denominator of which is the total initial Certificate Balance of the related class of certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–3FL, Class A–3FX and Class A–4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
The initial subordination levels for the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–3FL, Class A–3FX and Class A–4 Certificates are represented in the aggregate. The initial subordination levels for the Class C and Class PEZ Certificates are equal to the subordination level of the underlying Class C trust component which will have an initial outstanding principal balance on the closing date of $46,031,000.

(7)
The pass–through rate applicable to the Class X–A, Class X–B and Class X–C Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360–day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates, the Class A–3FL regular interest and the Class A–M trust component (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (B) with respect to the Class X–B Certificates, the weighted average of the pass–through rates of the Class B and Class C trust components and Class D Certificates (based on their Certificate Balances and without regard to any exchange of Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus and

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE11 Mortgage Trust

SUMMARY OF THE CERTIFICATES

(C) with respect to the Class X–C Certificates, the weighted average pass–through rates of the Class E, Class F and Class G Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.
(8)
The Class X–A, Class X–B and Class X–C Certificates (the “Class X Certificates”) will not have a Certificate Balance.  None of the Class X–A, Class X–B or Class X–C Certificates will be entitled to distributions of principal. The interest accrual amounts on the Class X–A Certificates will be calculated by reference to a notional amount equal to the sum of the total principal balance of each of the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates, the Class A–3FL regular interest and the Class A–M trust component (without regard to any exchange of Class A–M, Class B, and Class C Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X–B Certificates will be calculated by reference to a notional amount equal to the principal balance of the Class B and Class C trust components and the Class D Certificates (without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X–C Certificates will be calculated by reference to a notional amount equal to the principal balance of the Class E, Class F and Class G Certificates.

(9)
All or a portion of the Class A–3FL Certificates may be exchanged for Class A–3FX Certificates. The aggregate Certificate Balance of the Class A–3FL Certificates and Class A–3FX Certificates will at all times equal the certificate balance of the Class A–3FL regular interest.

(10)
On the closing date, the issuing entity will issue the Class A–M, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $114,284,000, $76,189,000 and $46,031,000, respectively. The Class A–M, Class B, Class PEZ and Class C Certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Class A–M, Class B and Class C Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A–M, Class B and Class C trust components, respectively.  The Class PEZ Certificates will, at all times, represent a beneficial interest in the remaining percentages of the outstanding principal balances of the Class A–M, Class B and Class C trust components. Following any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates or any exchange of Class PEZ Certificates for Class A–M, Class B and Class C Certificates as described in the Free Writing Prospectus, the percentage interest of the outstanding principal balances of the Class A–M, Class B and Class C trust component that is represented by the Class A–M, Class B, Class PEZ and Class C Certificates will be increased or decreased accordingly. The initial Certificate Balance of each of the Class A–M, Class B and Class C Certificates represents the Certificate Balance of such class without giving effect to any exchange. The initial Certificate Balance of the Class PEZ Certificates is equal to the aggregate of the initial Certificate Balance of the Class A–M, Class B and Class C Certificates and represents the maximum Certificate Balance of the Class PEZ Certificates that could be issued in an exchange. The Certificate Balances of the Class A–M, Class B and Class C Certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the Certificate Balance of the Class PEZ Certificates issued on the closing date. Up to the full Certificate Balance of the Class A–M, Class B and Class C Certificates may be exchanged for Class PEZ Certificates, and Class PEZ Certificates may be exchanged for up to the full Certificate Balance of the Class A–M, Class B and Class C Certificates.

Short–Term Certificate Principal Paydown Summary(1)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut–off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio(2)	U/W NCF DSCR(2)	U/W NOI Debt Yield(2)
A-2	CCRE/GACC	One & Only Palmilla	Hospitality	$90,000,000	63	33.9%	3.12x	21.2%

(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses on the indicated loans. See “Yield and Maturity Considerations– Yield Considerations” in the Free Writing Prospectus.

(2)	For the One & Only Palmilla loan, Cut-off Date LTV Ratio, U/W NCF DSCR and U/W NOI Debt Yield exclude the related subordinate companion loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE11 Mortgage Trust
TRANSACTION HIGHLIGHTS

▪	$1,269,818,466 (Approximate) New–Issue Multi–Borrower CMBS:

–
Overview: The mortgage pool consists of 46 fixed–rate commercial, multifamily and manufactured housing community loans that have an aggregate Cut–off Date Balance of $1,269,818,466 (the “Initial Outstanding Pool Balance”), have an average Cut–off Date Balance of $27,604,749 per Mortgage Loan and are secured by 82 Mortgaged Properties located throughout 26 states and Mexico.

–	LTV: 60.3% weighted average Cut–off Date LTV and 54.1% weighted average Maturity Date or ARD LTV.

–	DSCR: 1.82x weighted average Debt Service Coverage Ratio, based on Underwritten NOI. 1.69x weighted average Debt Service Coverage Ratio, based on Underwritten NCF.

–	Debt Yield: 11.1% weighted average debt yield, based on Underwritten NOI. 10.3% weighted average debt yield, based on Underwritten NCF.

–
Credit Support: 30.000% credit support for the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–3FL, Class A–3FX and Class A–4 Certificates in the aggregate, which are each rated Aaa(sf) / AAA(sf) / AAA(sf) by Moody’s/Fitch/DBRS.

▪	Loan Structural Features:
–	Amortization: 69.5% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization:
▪	28.1% of the Mortgage Loans by Cut–off Date Balance have amortization for the entire term with a balloon payment due at Maturity.
▪	41.4% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization following a partial interest–only period with a balloon payment due at Maturity.
▪	30.5% of the Mortgage Loans by Cut–off Date Balance are interest-only for the entire term or through the anticipated repayment date.
–	Hard Lockboxes: 57.0% of the Mortgage Loans by Cut–off Date Balance have Hard Lockboxes in place.
▪
Cash Traps: 67.5% of the Mortgage Loans by Cut–off Date Balance have cash traps triggered by certain declines in net cash flow, all at levels greater than or equal to 1.05x coverage, that fund an excess cash flow reserve.

–	Reserves: The Mortgage Loans require amounts to be escrowed for reserves upfront or on an ongoing basis as follows:
▪	Real Estate Taxes: 40 Mortgage Loans representing 78.5% of the total Cut–off Date Balance.
▪	Insurance Reserves: 35 Mortgage Loans representing 62.0% of the total Cut–off Date Balance.
▪	Replacement Reserves (Including FF&E Reserves): 41 Mortgage Loans representing 78.6% of the total Cut–off Date Balance.
▪	Tenant Improvement / Leasing Commissions: 22 Mortgage Loans representing 81.8% of the total allocated Cut–off Date Balance of office, retail, industrial and mixed use properties only.

–	Defeasance: 98.6% of the Mortgage Loans by Cut–off Date Balance permit defeasance only after a lockout period and prior to an open period.

–	Yield Maintenance: 1.4% of the Mortgage Loans by Cut–off Date Balance permit prepayment only with a Yield Maintenance Charge only after a lockout period and prior to an open period.

▪	Multiple–Asset Types > 5.0% of the Total Pool:

–
Retail: 29.2% of the Mortgaged Properties by allocated Cut–off Date Balance are retail properties (27.9% of the Mortgaged Properties are anchored retail properties, including single tenant and shadow anchored properties).

–	Office: 19.1% of the Mortgaged Properties by allocated Cut–off Date Balance are office properties.

–	Industrial: 10.7% of the Mortgaged Properties by allocated Cut-off Date Balance are industrial properties.

–	Hospitality: 10.5% of the Mortgaged Properties by allocated Cut–off Date Balance are hospitality properties.

–	Self Storage: 10.1% of the Mortgaged Properties by allocated Cut–off Date Balance are self storage properties.

–	Multifamily: 7.7% of the Mortgaged Properties by allocated Cut–off Date Balance are multifamily properties.

–	Manufactured Housing Community: 5.2% of the Mortgaged Properties by allocated Cut-off Date Balance are manufactured housing community properties.

▪
Geographic Diversity: The 82 Mortgaged Properties are located throughout 26 states and Mexico with only three states having greater than 10.0% by allocated Cut–off Date Balance: California (18.9%), Pennsylvania (13.2%) and Nevada (11.4%).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE11 Mortgage Trust

STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A–SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex A–3 to the Free Writing Prospectus, then, to the Class A–1 Certificates, Class A–2 Certificates, then,  to the Class A–3 Certificates and Class A–3FL regular interest, pro rata based on their respective Certificate Balances, then, to the Class A–4 Certificates and Class A–SB Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero, then, to the Class A–M trust component (and correspondingly to the Class A–M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A–M trust component) until the principal balance of the Class A–M trust component has been reduced to zero, then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component) until the principal balance of the Class B trust component has been reduced to zero, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), until the principal balance of the Class C trust component has been reduced to zero, and then, to the Class D, Class E, Class F and Class G Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero.  Notwithstanding the foregoing, if the total principal balance of the Class A–M trust component, Class B trust component, Class C trust component and the Class D through Class G Certificates has been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates and the Class A–3FL regular interest, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A–M trust component (and correspondingly to the Class A–M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A–M trust component), then, to the extent of any recoveries on realized losses, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the extent of any recoveries on realized losses, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the extent of any recoveries on realized losses, to the  Class D, Class E, Class F and Class G Certificates, in that order, in each case until the Certificate Balance of each such Class or trust component is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X–A, Class X–B and Class X–C Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X–A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, the Class A–3FL regular interest and the Class A–M trust component; (ii) the notional amount of the Class X–B Certificates will be reduced by the principal distributions and realized losses allocated to the Class B and Class C trust components and Class D Certificates; and (iii) the notional amount of the Class X-C Certificates will be reduced by the principal distributions and realized loses allocated to Class E, Class F and Class G Certificates.

Interest Payments:	On each Distribution Date, interest accrued for each Class of the Certificates or trust component at the applicable pass–through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class X–A, Class X–B and Class X–C Certificates and the Class A–3FL regular interest, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class A–M trust component (and correspondingly to the Class A–M Certificates and the Class PEZ Certificates, pro rata, based on their respective

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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percentage interests of the accrued and unpaid interest on the Class A–M trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class B trust component), then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class C trust component), and then, to the Class D, Class E, Class F and Class G Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class A–M, Class B, Class C, Class D, Class E, Class F and Class G Certificates and the Class A–3FL regular interest for each Distribution Date will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The pass-through rate on the Class A–M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A–M, Class B and Class C Certificates. The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of interest distributable on the percentage interest of the Class A–M, Class B and Class C trust component represented by the PEZ Certificates.

The pass–through rate applicable to the Class X–A, Class X–B and Class X–C Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 Certificates, Class A–3FL regular interest and the Class A–M trust component (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (B) with respect to the Class X–B Certificates, the weighted average pass–through rates of the Class B and Class C trust components and the Class D Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus and (C) with respect to the Class X–C Certificates, the weighted average pass–through rates of the Class E, Class F and Class G Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

The Pass-Through Rate applicable to the Class A–3FL Certificates will be equal to a LIBOR-based floating rate. If there is a continuing payment default on the part of the swap counterparty under the related swap agreement, or if the related swap agreement is

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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terminated and not replaced, then the Pass-Through Rate applicable to the Class A–3FL Certificates will convert to the Pass-Through Rate of the Class A–3FL regular interest.

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each interest–bearing class of certificates.

Loss Allocation:
Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class G through and including Class D, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the Class B trust component (and correspondingly, to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the Class A–M trust component (and correspondingly to the Class A–M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A–M trust component), and then to Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates and the Class A–3FL regular interest on a pro rata basis based on the Certificate Balance of each such class. The notional amount of any Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates, trust components and regular interests that are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) collected will be allocated to each of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and Class D Certificates, the Class A–3FL regular interest and the Class A–M trust component, the Class B trust component and the Class C trust component (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class or trust component on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and Class D Certificates, the Class A–3FL regular interest and the Class A–M, Class B and Class C trust components on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass–through rate of such Class of Certificates or trust component currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

	(Pass–Through Rate – Discount Rate)	X	The percentage of the principal distribution amount to such Class as described in (a) above
(Mortgage Rate – Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

Sale of Defaulted Loans:	Defaulted loans will be sold in a process similar to the sale process for REO property, as described under “The Pooling and Servicing Agreement—Sale of Defaulted Mortgage Loans and Serviced REO Properties” and “Description of the Mortgage Pool—Loan

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Combination” in the Free Writing Prospectus.  There will be no “fair market value purchase option” and the Controlling Class Representative will have no right of first refusal with respect to the sale of defaulted loans.

Loan Combinations/Split Loan Structures:
The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Miracle Mile Shops secures a Mortgage Loan (the “Miracle Mile Shops Loan”) with an outstanding principal balance as of the Cut–off Date of $145,000,000, evidenced by Note A-2, representing approximately 11.4% of the Initial Outstanding Pool Balance, and secures on a pari passu basis companion loans that have an aggregate outstanding principal balance as of the Cut-off Date of $435,000,000, collectively evidenced by Note A-1, Note A-3 and Note A-4. The Note A-1 is currently held by CCRE or an affiliate thereof, the Note A-3 is currently held by Citigroup Global Markets Realty Corp. (“Citi”) and the Note A-4 is currently held by JPMorgan Chase Bank, National Association (JPMCB). The Miracle Mile Shops Loan and related companion loans are pari passu in right of payment and are collectively referred to herein as the “Miracle Mile Shops Loan Combination.”

The Miracle Mile Shops Loan Combination will initially be serviced pursuant to the pooling and servicing agreement related to this transaction (the “Pooling and Servicing Agreement”) and the related intercreditor agreement. The Miracle Mile Shops Loan Combination pari passu companion loans evidenced by Note A-1, Note A-3 and Note A-4 may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). It is expected that servicing of the Miracle Mile Shops Loan Combination will transfer to the pooling and servicing agreement for a to be determined securitization of all or any portion of the Miracle Mile Shops pari passu companion loans. Notwithstanding the foregoing, prior to the securitization of the related Note A-1 and subject to certain other conditions, the holder of such note may elect that the Miracle Mile Shops Loan Combination continue to be serviced under the pooling and servicing agreement for this transaction even after the securitization of such Note A-1. For additional information regarding the Miracle Mile Shops Loan Combination, see “Description of the Mortgage Pool—Loan Combinations / Split Loan Structures—Miracle Mile Shops Loan Combination” in the Free Writing Prospectus. With respect to the Miracle Mile Shops Loan Combination, the holders of the Note A-1 or their designee will have certain control rights over servicing matters regarding that loan combination unless the holder of the Note A-1 elects that the holder of the Miracle Mile Shops Loan included in this transaction be the directing holder for the Miracle Mile Shops Loan Combination instead of the holder of such Note A-1.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Oglethorpe Mall secures a Mortgage Loan (the “Oglethorpe Mall Loan”) with an outstanding principal balance as of the Cut–off Date of $90,000,000, evidenced by Note A-1, representing approximately 7.1% of the Initial Outstanding Pool Balance, and secures on a pari passu basis a companion loan that has an aggregate outstanding principal balance as of the Cut-off Date of $60,000,000, evidenced by Note A-2, which is currently held by GACC. The Oglethorpe Mall Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “Oglethorpe Mall Loan Combination.”

The Oglethorpe Mall Loan Combination will be serviced pursuant to the pooling and servicing agreement related to this transaction (the “Pooling and Servicing Agreement”) and the related intercreditor agreement. The Oglethorpe Mall pari passu companion loan evidenced by Note A-2 may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement).  For additional information regarding the Oglethorpe Mall Loan Combination, see “Description of the Mortgage Pool—Loan Combinations / Split Loan Structures—Oglethorpe Mall Loan Combination” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as One Wilshire secures a Mortgage Loan (the “One Wilshire Loan”) with an outstanding principal balance as of the Cut–off Date of $80,000,000, evidenced by Note A-2, representing approximately 6.3% of the Initial Outstanding Pool Balance, and secures on a pari passu basis a companion loan that has an aggregate outstanding principal balance as of the Cut-off Date of $100,000,000, evidenced by Note A-1, which is currently held in the COMM 2013-CCRE10 Trust. The One Wilshire Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “One Wilshire Loan Combination.”

The One Wilshire Loan Combination is being serviced pursuant to the COMM 2013-CCRE10 pooling and servicing agreement and the related intercreditor agreement. For additional information regarding the One Wilshire Loan Combination, see “Description of the Mortgage Pool—Loan Combinations / Split Loan Structures—One Wilshire Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A-1 to the Free Writing Prospectus as One & Only Palmilla (the “One & Only Palmilla Loan”) is secured by a $90,000,000 senior note, which will be held in the trust, and a $40,000,000 subordinate note (the “One & Only Palmilla Subordinate Companion Loan”) held outside the trust. The relationship between the holders of the One & Only Palmilla Loan and the One & Only Palmilla Subordinate Companion Loan are governed by a co-lender agreement as described under “Description of the Mortgage Pool—Loan Combinations / Split Loan Structures—The One & Only Palmilla Loan Combination” in the Free Writing Prospectus. The One & Only Palmilla Loan and the One & Only Palmilla Subordinate Companion Loan are collectively referred to herein as the “One & Only Palmilla Loan Combination.”

Control Rights:
Certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan (other than with respect to the Miracle Mile Shops Loan Combination (subject to certain conditions), the One Wilshire Loan Combination and the One & Only Palmilla Loan Combination). The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

For a description of the directing holder for each of the Miracle Mile Shops Loan Combination, the One Wilshire Loan Combination and the One & Only Palmilla Loan Combination, which are each referred to herein as a “Loan Combination Directing Holders”, See “Description of the Mortgage Pool—Loan Combinations/Split Loan Structures” and “Description of the Pooling and Servicing Agreement—The Directing Holder” in the Free Writing Prospectus.

Control Eligible Certificates:	Class E, Class F and Class G Certificates.
Controlling Class:
The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class G Certificates.

The holder of the control rights with respect to the One Wilshire Loan Combination, the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Miracle Mile Loan Combination and the One & Only Palmilla Loan Combination will be the related Loan Combination Directing Holder.

Appraised–Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.
Remedies Available to Holders of an Appraised–Out Class:
Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of an allocation of an Appraisal Reduction Amounts in respect of such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will direct the Master Servicer to recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised–Out Class as the Controlling Class. The Holders of an Appraised–Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

Directing Holder:
It is expected that an affiliated fund of, or an entity controlled by an affiliated fund of  Perella Weinberg Partners Asset Based Value Strategy will be the initial Directing Holder (for each Mortgage Loan other than the One Wilshire Loan Combination, the Miracle Mile Loan Shops Combination and the One & Only Palmilla Loan Combination) and will also own 50% of the Control Eligible Certificates as of the Settlement Date. The remaining 50% of the Control Eligible Certificates will be purchased by an entity controlled by affiliate funds of Square Mile Capital Management LLC.

See “Description of the Mortgage Pool—Loan Combinations/Split Loan Structures” and “Description of the Pooling and Servicing Agreement—The Directing Holder”  in the Free Writing Prospectus for a description to the directing holders for each of the One Wilshire Loan Combination, the Miracle Mile Shops Loan Combination and the One & Only Palmilla Loan Combination.

Control Termination Event:
Will occur when no Class of Control Eligible Certificates has a Certificate Balance (as notionally or actually reduced by any Appraisal Reduction Amounts and Realized Losses) equal to or greater than 25% of the Certificate Balance as of the Settlement Date.

Upon the occurrence and the continuance of a Control Termination Event, the Controlling Class will no longer have any Control Rights. The Directing Holder will no longer have the right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

Upon the occurrence and continuation of a Control Termination Event, the Directing Holder (i.e., the majority owner or representative of the senior most Class of Control Eligible Certificates) will retain non–binding consultation rights with respect to certain material actions that the Special Servicer proposes to take with respect to a Mortgage Loan. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that has an aggregate Certificate Balance equal

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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to 25% or more of the initial Certificate Balance of such Class.

Upon the occurrence and continuance of a Consultation Termination Event, the Directing Holder will have no rights under the Pooling and Servicing Agreement other than those rights that all Certificateholders have.

Appointment and Replacement of Special Servicer:
The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer (other than with respect to the Miracle Mile Shops Loan Combination, the One Wilshire Loan Combination, and the One & Only Palmilla Loan Combination) may generally be replaced at any time by the Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement (other than with respect to the Miracle Mile Shops Loan Combination, the One Wilshire Loan Combination and the One & Only Palmilla Loan Combination) will occur based on a vote of holders of all voting eligible Classes of Certificates as described below.  See  ”Description of the Mortgage Pool—Loan Combinations/Split Loan Structures” and “Description of the Pooling and Servicing Agreement”  in the Free Writing Prospectus for a description of the special servicer appointment and replacement rights with respect to the One Wilshire Loan Combination, the Miracle Mile Shops Loan Combination and the One & Only Palmilla Loan Combination.

Replacement of Special Servicer by Vote of Certificateholders:	Other than with respect to the One Wilshire Loan Combination, the Miracle Mile Shops Loan Combination (unless the holder of the Note A-1 elects that the holder of the Miracle Mile Shops Loan be the directing holder for the Miracle Mile Shops Loan Combination as described in the Free Writing Prospectus) and the One & Only Palmilla Loan Combination (for so long as the related Loan Combination Directing Holder is the holder of the One & Only Palmilla Subordinate Companion Loan), if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of (i) Holders of at least 75% of the aggregate voting rights of all Classes of Certificates entitled to principal (taking into account Realized Losses and the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) or (ii) the Holders of more than 50% of the voting rights of each Class of Non–Reduced Certificates, the Trustee will immediately replace the Special Servicer (other than with respect to the Miracle Mile Shops Loan Combination, the One Wilshire Loan Combination and the One & Only Palmilla Loan Combination) with the replacement Special Servicer.

In addition, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE11 Mortgage Trust

STRUCTURE OVERVIEW

replacement of the Special Servicer (other than with respect to the Miracle Mile Shops Loan Combination, the One Wilshire Loan Combination and the One & Only Palmilla Loan Combination). The Operating Advisor’s recommendation to replace the Special Servicer (other than with respect to the Miracle Mile Shops Loan Combination, the One Wilshire Loan Combination and the One & Only Palmilla Loan Combination) must be confirmed by a majority of the voting rights of all Classes of Certificates (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates. See  ”Description of the Mortgage Pool—Loan Combinations/Split Loan Structures” and “Description of the Pooling and Servicing Agreement”  in the Free Writing Prospectus for a description of the special servicer appointment and replacement rights with respect to the One Wilshire Loan Combination, the Miracle Mile Shops Loan Combination and the One & Only Palmilla Loan Combination.

Cap on Workout and Liquidation Fees:
The workout fees and liquidation fees payable to a Special Servicer under the Pooling and Servicing Agreement will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust under the Pooling and Servicing Agreement will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

Special Servicer Compensation:

The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration under the Pooling and Servicing Agreement (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee–sharing arrangement) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Serviced Loan Combination, if any, and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan or Serviced Loan Combination, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement and other than commercially reasonable treasury management fees, banking fees and insurance commissions or fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan. The Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

Operating Advisor:	With respect to the Mortgage Loans (other than with respect to the Miracle Mile Shops Loan Combination and the One Wilshire Loan Combination) and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE11 Mortgage Trust

STRUCTURE OVERVIEW

status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights.  After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans), vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The Operating Advisor will not have consultation rights in respect of the Miracle Mile Shops Loan Combination, unless the holder of the companion Note A-1 elects that the Miracle Mile Shops Loan Combination continue to be serviced under the pooling and servicing agreement for this transaction as described elsewhere in this Term Sheet and the Free Writing Prospectus, or in respect of the One Wilshire Loan Combination.

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE11 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date Balances(1)

Range of Cut–off Date Balances			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
$797,986	-	$9,999,999	19	$119,500,695	9.4%	5.5013%	118	1.52x	66.9%	55.3%
$10,000,000	-	$24,999,999	12	$188,935,847	14.9%	5.4366%	119	1.46x	69.1%	57.2%
$25,000,000	-	$39,999,999	5	$153,059,331	12.1%	5.0743%	119	1.38x	62.0%	55.2%
$40,000,000	-	$54,999,999	2	$86,722,593	6.8%	5.3698%	119	1.46x	55.5%	46.2%
$55,000,000	-	$69,999,999	2	$115,600,000	9.1%	5.2223%	119	1.69x	61.6%	57.7%
$70,000,000	-	$145,000,000	6	$606,000,000	47.7%	5.0809%	110	1.91x	56.3%	53.0%
Total/Weighted Average			46	$1,269,818,466	100.0%	5.2052%	115	1.69x	60.3%	54.1%

Distribution of Mortgage Rates(1)

Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
3.9000%	-	3.9999%	1	$90,000,000	7.1%	3.9000%	117	1.75x	63.4%	57.5%
4.0000%	-	4.9999%	4	$140,097,986	11.0%	4.7446%	118	2.25x	41.8%	41.1%
5.0000%	-	5.2499%	12	$335,298,029	26.4%	5.1493%	119	1.62x	65.3%	58.7%
5.2500%	-	6.3510%	29	$704,422,451	55.5%	5.4902%	112	1.61x	61.3%	54.0%
Total/Weighted Average			46	$1,269,818,466	100.0%	5.2052%	115	1.69x	60.3%	54.1%

Property Type Distribution(1)(4)

Property Type	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Number of Units, Rooms, Pads or NRA	Weighted Averages
					Cut–off Date Balance per Unit/Room Pad/NRA	Mortgage Rate	Stated Remaining Term (Mos.)(2)	Occupancy	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
Retail	13	$370,187,428	29.2%	2,034,293	$657	4.9589%	119	96.3%	1.41x	64.9%	57.7%
Anchored(5)	9	$353,720,146	27.9%	1,960,155	$677	4.9292%	119	96.4%	1.41x	64.8%	57.8%
Unanchored	4	$16,467,282	1.3%	74,138	$231	5.5974%	119	95.5%	1.40x	68.5%	57.4%
Office	8	$242,544,242	19.1%	1,870,957	$184	5.1008%	119	94.0%	1.97x	61.3%	54.4%
CBD	3	$119,624,396	9.4%	990,165	$222	4.9487%	118	93.6%	2.40x	51.7%	47.8%
Suburban	5	$122,919,846	9.7%	880,792	$148	5.2489%	119	94.4%	1.54x	70.5%	60.9%
Industrial	5	$135,300,000	10.7%	4,925,575	$36	5.4135%	118	99.2%	1.34x	67.2%	60.6%
Hospitality	7	$133,393,464	10.5%	673	$386,571	5.6818%	81	73.7%	2.65x	43.5%	39.4%
Full Service	1	$90,000,000	7.1%	173	$520,231	5.7415%	63	73.2%	3.12x	33.9%	33.9%
Limited Service	3	$28,971,912	2.3%	224	$137,435	5.7205%	119	78.8%	1.71x	61.7%	50.3%
Extended Stay	3	$14,421,552	1.1%	276	$52,940	5.2319%	119	66.7%	1.61x	66.6%	52.1%
Self Storage	31	$127,700,000	10.1%	2,088,395	$72	5.1665%	118	90.9%	1.81x	59.6%	58.8%
Multifamily	11	$97,486,805	7.7%	1,405	$82,073	5.3901%	119	98.1%	1.41x	73.2%	58.1%
Manufactured Housing Community	2	$65,400,000	5.2%	581	$183,895	5.3212%	119	97.8%	1.63x	56.8%	55.6%
Mixed Use	3	$57,022,145	4.5%	144,945	$160,806	5.4624%	119	78.9%	1.65x	49.3%	41.2%
Hospitality/Retail	1	$41,954,124	3.3%	192	$218,511	5.5110%	119	74.0%	1.68x	41.8%	35.0%
Retail/Office	2	$15,068,022	1.2%	144,753	$138	5.3271%	118	92.4%	1.57x	70.2%	58.5%
Other	2	$40,784,382	3.2%	119,817	$2,035	4.9458%	118	NAP	1.11x	37.9%	35.8%
Total/Weighted Average	82	$1,269,818,466	100.0%			5.2052%	115	92.6%	1.69x	60.3%	54.1%

Geographic Distribution(1)(4)

State/Location	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
California	6	$239,407,890	18.9%	5.1371%	119	2.01x	50.9%	47.2%
Southern(6)	4	$190,768,470	15.0%	5.0542%	119	2.10x	52.3%	49.6%
Northern(6)	2	$48,639,420	3.8%	5.4626%	119	1.67x	45.3%	37.8%
Pennsylvania	4	$167,659,331	13.2%	5.3034%	119	1.46x	69.9%	60.9%
Nevada	1	$145,000,000	11.4%	5.2500%	119	1.24x	62.7%	58.0%
Georgia	11	$123,686,784	9.7%	4.2646%	117	1.75x	63.2%	58.0%
Mexico	1	$90,000,000	7.1%	5.7415%	63	3.12x	33.9%	33.9%
Florida	20	$83,476,604	6.6%	5.2105%	118	1.79x	59.3%	57.0%
New York	7	$81,361,366	6.4%	5.1279%	119	1.22x	52.3%	45.6%
Other	32	$339,226,492	26.7%	5.4035%	119	1.46x	69.4%	59.0%
Total/Weighted Average	82	$1,269,818,466	100.0%	5.2052%	115	1.69x	60.3%	54.1%
(1)
With respect to the Miracle Mile Shops loan, Oglethorpe Mall loan and the One Wilshire loan, LTV, DSCR and Cut–off Date Balance per Unit/Room/Pad/NRA calculations include the related pari passu companion loans. With respect to the One & Only Palmilla loan, LTV, DSCR and Cut-off Date Balance per Unit/Room/Pad/NRA calculations exclude the related subordinate companion loan.

(2)	In the case of one mortgage loan with an anticipated repayment date, Stated Remaining Term (Mos.) is through the related anticipated repayment date.
(3)
With respect to the Parkview Tower loan, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “As Stabilized” appraised value of $47.0 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date or ARD LTV are 77.7% and 64.3%, respectively.

(4)	Reflects allocated loan amount for properties securing multi–property Mortgage Loans.
(5)	Includes anchored, single tenant and shadow anchored properties.
(6)	Northern California properties have a zip code greater than 93600. Southern California properties have a zip code less than or equal to 93600.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE11 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date LTV Ratios(1)

Range of Cut–off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
33.2%	-	49.9%	7	$254,599,866	20.1%	5.2430%	99	2.49x	37.7%	36.3%
50.0%	-	54.9%	1	$10,000,000	0.8%	5.6000%	119	1.99x	50.3%	50.3%
55.0%	-	59.9%	6	$207,885,559	16.4%	5.2046%	118	1.77x	57.4%	56.4%
60.0%	-	64.9%	5	$264,484,376	20.8%	4.7866%	118	1.44x	63.0%	57.2%
65.0%	-	69.9%	9	$264,638,533	20.8%	5.3637%	119	1.44x	68.4%	59.4%
70.0%	-	75.0%	18	$268,210,133	21.1%	5.4116%	119	1.37x	74.0%	61.0%
Total/Weighted Average			46	$1,269,818,466	100.0%	5.2052%	115	1.69x	60.3%	54.1%

Distribution of LTV Ratios at Maturity or ARD(1)

Range of LTV Ratios at Maturity or ARD			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
20.7%	-	49.9%	11	$290,289,495	22.9%	5.3080%	101	2.36x	41.4%	37.1%
50.0%	-	54.9%	6	$73,821,558	5.8%	5.2264%	119	1.64x	60.0%	52.7%
55.0%	-	59.9%	11	$545,716,975	43.0%	5.0051%	118	1.58x	62.4%	57.7%
60.0%	-	66.1%	18	$359,990,439	28.3%	5.4214%	119	1.34x	72.6%	62.5%
Total/Weighted Average			46	$1,269,818,466	100.0%	5.2052%	115	1.69x	60.3%	54.1%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)

Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
1.05x	-	1.39x	16	$528,557,306	41.6%	5.3488%	119	1.25x	66.4%	57.5%
1.40x	-	1.44x	4	$36,475,052	2.9%	5.5787%	119	1.43x	69.2%	57.4%
1.45x	-	1.54x	6	$70,624,956	5.6%	5.3034%	119	1.49x	73.2%	62.8%
1.55x	-	1.64x	6	$81,950,710	6.5%	5.3031%	119	1.62x	59.0%	54.9%
1.65x	-	1.74x	3	$52,152,110	4.1%	5.4469%	119	1.69x	45.2%	38.1%
1.75x	-	1.84x	6	$203,858,331	16.1%	4.6165%	118	1.76x	63.9%	57.0%
1.85x	-	1.99x	3	$126,200,000	9.9%	5.1760%	118	1.87x	57.6%	57.6%
2.00x	-	3.12x	2	$170,000,000	13.4%	5.2443%	89	3.03x	37.3%	37.3%
Total/Weighted Average			46	$1,269,818,466	100.0%	5.2052%	115	1.69x	60.3%	54.1%

Distribution of Original Terms to Maturity or ARD(1)

Original Terms to Maturity or ARD	Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
64	1	$90,000,000	7.1%	5.7415%	63	3.12x	33.9%	33.9%
120	45	$1,179,818,466	92.9%	5.1643%	119	1.58x	62.4%	55.6%
Total/Weighted Average	46	$1,269,818,466	100.0%	5.2052%	115	1.69x	60.3%	54.1%

Distribution of Remaining Terms to Maturity or ARD(1)

Range of Remaining Terms to Maturity or ARD			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut–off Date LTV Ratio(3)	LTV Ratio at Maturity or ARD(3)
63	-	63	1	$90,000,000	7.1%	5.7415%	63	3.12x	33.9%	33.9%
114	-	120	45	$1,179,818,466	92.9%	5.1643%	119	1.58x	62.4%	55.6%
Total/Weighted Average			46	$1,269,818,466	100.0%	5.2052%	115	1.69x	60.3%	54.1%
(1)
With respect to the Miracle Mile Shops loan, Oglethorpe Mall loan and the One Wilshire loan, LTV, DSCR and Cut-off Date Balance per Unit/Room/Pad/NRA calculations include the related pari passu companion loans. With respect to the One & Only Palmilla loan, LTV, DSCR and Cut-off Date Balance per Unit/Room/Pad/NRA calculations exclude the related subordinate companion loan.

(2)	In the case of one mortgage loan with an anticipated repayment date, Stated Remaining Term (Mos.) is through the related anticipated repayment date.
(3)
With respect to the Parkview Tower loan, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “As Stabilized” appraised value of $47.0 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date or ARD LTV are 77.7% and 64.3%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE11 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Ten Largest Mortgage Loans

Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Cut–off Date Balance per Pad/NRA/Unit	Cut–off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
Miracle Mile Shops(1)(2)	CCRE	Las Vegas, NV	Retail	$145,000,000	11.4%	$1,292	62.7%	1.24x	8.4%
Equity Industrial Partners Portfolio	CCRE	Various, Various	Industrial	$111,000,000	8.7%	$24	69.6%	1.25x	9.3%
One & Only Palmilla(1)	CCRE/GACC	San Jose del Cabo, MX	Hospitality	$90,000,000	7.1%	$520,231	33.9%	3.12x	21.2%
Metro 22 Portfolio(3)	CCRE	Various, Various	Self Storage	$90,000,000	7.1%	$60	58.5%	1.86x	9.9%
Oglethorpe Mall (1)	GACC	Savannah, Georgia	Retail	$90,000,000	7.1%	$239	63.4%	1.75x	10.5%
One Wilshire(1)	CCRE	Los Angeles, CA	Office	$80,000,000	6.3%	$271	41.1%	2.93x	14.5%
Airport Business Center	CCRE	Tinicum Township, PA	Office	$59,600,000	4.7%	$161	66.9%	1.76x	12.3%
Bayside Village	CCRE	Newport Beach, CA	Manufactured Housing Community	$56,000,000	4.4%	$209,738	56.0%	1.62x	8.8%
Orangefair Marketplace	CCRE	Fullerton, CA	Retail	$44,768,470	3.5%	138	68.3%	1.25x	8.7%
The Vintage Estate	CCRE	Yountville, CA	Mixed Use	$41,954,124	3.3%	$218,511	41.8%	1.68x	13.9%
Total/Weighted Average				$808,322,593	63.7%		57.0%	1.83x	11.6%
(1)
With respect to the Miracle Mile Shops loan, Oglethorpe Mall loan and One Wilshire loan, LTV, DSCR, debt yield and Cut–off Date Balance per Pad/NRA/Unit calculations include the related pari passu companion loans. With respect to the One & Only Palmilla loan, LTV, DSCR and Cut-off Date Balance per Unit/Room/Pad/NRA calculations exclude the related subordinate companion loan.

(2)
The sponsor of the Miracle Mile Shops loan, representing 11.4% of the outstanding pool balance as of the cut-off date, is also the sponsor of the mortgage loan secured by the mortgaged property identified on Annex A-1 as 380 Lafayette Street, which represents 1.2% of the outstanding pool balance as of the cut-off date.

(3)
The sponsor of the Metro 22 Portfolio loan, representing 7.1% of the outstanding pool balance as of the cut-off date, is also affiliated with the sponsor of the mortgage loan secured by the mortgaged property identified on Annex A-1 as Metro 7 Portfolio, which represents 2.1% of the outstanding pool balance as of the cut-off date.

Pari Passu Companion Loan Summary

Mortgage Loans	Mortgage Loan Cut–off Date Balance	Companion Loans Cut–off Date Balance	Loan Combination Cut–off Date Balance	Pooling & Servicing Agreement	Master Servicer	Special Servicer	Voting Rights
Miracle Mile Shops	$145,000,000	$435,000,000	$580,000,000	COMM 2013-CCRE11(1)	Midland Loan Services(1)	Situs Holdings, LLC(1)	See (1) below
Oglethorpe Mall	$90,000,000	$60,000,000	$150,000,000	COMM 2013-CCRE11	Midland Loan Services	Situs Holdings, LLC	COMM 2013-CCRE11
One Wilshire	$80,000,000	$100,000,000	$180,000,000	COMM 2013–CCRE10	Wells Fargo Bank, National Association	LNR Partners, LLC	COMM 2013–CCRE10
(1)
Prior to the securitization of the Miracle Mile Shops pari passu companion loan designated as Note A-1, the Miracle Mile Shops Loan Combination will be serviced under the pooling and servicing agreement for this securitization and the related intercreditor agreement, and the directing holder will be the holder of the pari passu companion loans, which initially will be held by CCRE (Note A-1) or an affiliate thereof. After a to be determined securitization of the Miracle Mile Shops pari passu companion loan designated as Note A-1, it is expected that the Miracle Mile Shops Loan Combination will be serviced under the pooling and servicing agreement entered into in connection with that securitization and the related intercreditor agreement, and it is expected that the directing holder of the Miracle Mile Shops Loan Combination will be the directing holder or its equivalent under that securitization. See “Description of the Mortgage Pool—Loan Combinations / Split Loan Structures—Miracle Mile Shops Loan Combination” in the Free Writing Prospectus.

Split Loan Summary

Mortgage Loan	Mortgage Loan Cut- off Date Balance	Subordinate Companion Loan Cut-off Date Balance	Total Debt Cut- off Date Balance	Mortgage Loan U/W NCF DSCR	Total Mortgage Debt U/W NCF DSCR	Mortgage Loan Cut-off Date LTV Ratio	Total Mortgage Debt Cut-off Date LTV Ratio	Mortgage Loan U/W NOI Debt Yield	Total Mortgage Debt U/W NOI Debt Yield
One & Only Palmilla	$90,000,000	$40,000,000	$130,000,000	3.12x	1.65x	33.9%	49.0%	21.2%	14.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE11 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Previous Securitization History(1)

Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
Miracle Mile Shops	CCRE	Las Vegas, NV	Retail	$145,000,000	11.4%	Various(2)
Metro 22 Portfolio	CCRE	Various, Various	Self Storage	$90,000,000	7.1%	Various(3)
Oglethorpe Mall	GACC	Savannah, GA	Retail	$90,000,000	7.1%	Various(4)
Orangefair Marketplace	CCRE	Fullerton, CA	Retail	$44,768,470	3.5%	CSFB 2004-C5
Parkview Tower	CCRE	King of Prussia, PA	Office	$34,959,331	2.8%	CDCMT 2002-FX1
Metro 7 Portfolio	CCRE	Various, Various	Self Storage	$26,200,000	2.1%	Various(5)
iPark Hudson Buildings 4 & 5	CCRE	Yonkers, NY	Office	$23,224,396	1.8%	LBUBS 2005-C2
380 Lafayette Street	CCRE	New York, NY	Retail	$15,000,000	1.2%	COMM 2007-C9
Anchor Self Storage Portfolio	CCRE	Various, Various	Self Storage	$11,500,000	0.9%	WBCMT 2006-C23
Fountainview Apartments & Townhouses	CCRE	Hagerstown, MD	Multifamily	$11,300,000	0.9%	COMM 2004-LNB2
Marriott TownePlace Suites Colorado Portfolio	CCRE	Various, CO	Hospitality	$9,337,176	0.7%	BALL 2007-BMB1
Lake Plaza East	CCRE	Raleigh, NC	Office	$7,985,516	0.6%	WBCMT 2006-C22
Second Street Studios	CCRE	Santa Fe, NM	Mixed Use	$6,486,419	0.5%	MLMT 2003-KEY1
Total				$515,761,308	40.6%
(1)
Includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization.  The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the mortgage loan sellers.

(2)	The Miracle Mile Shops property was previously securitized in the BACM 2006-1, COMM 2006-C7 and BACM 2006-2 transactions.
(3)	Certain individual properties in the Metro 22 Portfolio were previously securitized in the BACM 2005-1, GSMS 2004-GG2, GECMC 2004-C1, GCCFC 2005-GG5 and GECMC 2006-C1 transactions.
(4)	The Oglethorpe Mall property was previously securitized in the GECMC 2005-C3 and GECMC 2005-C4 transactions.
(5)	Certain individual properties in the Metro 7 Portfolio were previously securitized in the GECMC 2005-C2, MLCFC 2006-1, MLCFC 2007-9 and BACM 2005-2 transactions.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3663 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 1 Miracle Mile Shops	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$145,000,000 62.7% 1.24x 8.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3663 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 1 Miracle Mile Shops	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$145,000,000 62.7% 1.24x 8.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3663 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 1 Miracle Mile Shops	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$145,000,000 62.7% 1.24x 8.4%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Super Regional Mall
Sponsor(1):	Aby Rosen; Michael Fuchs; David			Collateral:	Fee Simple
	Edelstein			Location:	Las Vegas, NV
Borrower:	Boulevard Invest LLC			Year Built / Renovated:	2000 / 2007-2008
Original Balance(2):	$145,000,000			Total Sq. Ft.(8):	448,835
Cut-off Date Balance(2):	$145,000,000			Property Management:	RFR Realty LLC; Tristar Management, LLC
% by Initial UPB:	11.4%			Underwritten NOI:	$48,435,953
Interest Rate:	5.2500%			Underwritten NCF:	$47,672,934
Payment Date:	6th of each month			Appraised Value:	$925,000,000
First Payment Date:	October 6, 2013			Appraisal Date:	July 11, 2013
Maturity Date:	September 6, 2023
Amortization:	Interest only for first 60 months; 360			Historical NOI(10)
	months thereafter			Most Recent NOI:	$45,901,678 (T-12 June 30, 2013)
Additional Debt(3):	$435,000,000 Pari Passu Debt; Future			2012 NOI:	$43,644,243 (December 31, 2012)
	Mezzanine Debt Permitted			2011 NOI:	$41,869,045 (December 31, 2011)
Call Protection(4):	L(25), D(91), O(4)			2010 NOI:	$37,839,974 (December 31, 2010)
Lockbox / Cash Management:	Hard / In Place			2009 NOI:	$37,627,262 (December 31, 2009)
				2008 NOI:	NAV
Reserves(5)
	Initial		Monthly	Historical Occupancy(11)
Taxes:	$508,750		$169,583	Current Occupancy:	98.1% (July 3, 2013)
Insurance:	$0		Springing	2012 Occupancy:	99.0% (December 31, 2012)
Replacement:	$0		$7,481	2011 Occupancy:	99.3% (December 31, 2011)
TI/LC(6):	$1,310,955		$56,104	2010 Occupancy:	98.9% (December 31, 2010)
Immediate Repairs:	$162,000		$0	2009 Occupancy:	93.9% (December 31, 2009)
				2008 Occupancy:	NAV
Financial Information(7)
(1)   Aby Rosen and Michael Fuchs are also the sponsor under the mortgage loan identified on Annex A-1 as 380 Lafayette Street, which has a Cut-off Date Balance of $15.0 million.
(2)   The Original Balance and Cut-off Date Balance of $145.0 million represent the non-controlling Note A-2 of a $580.0 million whole loan (the “Miracle Mile Shops Loan Combination”) evidenced by four pari passu notes, the other three of which are the controlling Note A-1, non-controlling Note A-3 and non-controlling Note A-4 pari passu companion loans, with original principal balances of $145.0 million, $145.0 million and $145.0 million, respectively, and are expected to be included in future securitizations.
(3)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(4)   The lockout period will be at least 25 payment dates beginning with and including the first payment date of October 6, 2013. Defeasance of the full $580.0 million Miracle Mile Shops Loan Combination is permitted after the date that is the earlier to occur of (i) two years from the closing date of the securitization that includes the last pari passu note to be securitized and (ii) December 6, 2016.
(5)   See “Initial Reserves” and “Ongoing Reserves” herein.
(6)   The TI/LC reserve relates to outstanding tenant improvements, renovations, and leasing commissions for eight new/renewed tenants, including Shoe Palace. Shoe Palace, which is expected to open in 2014, represents $736,850 (56.2%) of the TI/LC reserve deposit.
(7)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Miracle Mile Shops Loan Combination.
(8)   Total Sq. Ft. of 448,835 excludes the Harmon Corridor First Release Parcel (52,926 sq. ft.). The Harmon Corridor First Release Parcel (as defined herein) is a freely releasable collateral parcel and has been excluded from the Appraised Value and Underwritten NCF.
(9)   Based on amortizing debt service payments. Based on the current interest-only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.57x and 1.54x, respectively.
(10) Average effective annual base rent PSF was $68.47 in 2009, $68.89 in 2010, $76.98 in 2011, $81.14 in 2012 and $82.22 in T-12 6/30/2013 per historical operating statements and occupancy rates provided by the borrower.
(11) Current and Historical Occupancy based on Total Sq. Ft of 448,835 excluding the Harmon Corridor First Release Parcel (as defined herein).

Cut-off Date Balance / Sq. Ft.(8):		$1,292
Balloon Balance / Sq. Ft.(8):		$1,196
Cut-off Date LTV:		62.7%
Balloon LTV:		58.0%
Underwritten NOI DSCR(9):		1.26x
Underwritten NCF DSCR(9):		1.24x
Underwritten NOI Debt Yield:		8.4%
Underwritten NCF Debt Yield:		8.2%
Underwritten NOI Debt Yield at Balloon:		9.0%
Underwritten NCF Debt Yield at Balloon:		8.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3663 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 1 Miracle Mile Shops	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$145,000,000 62.7% 1.24x 8.4%

Tenant Summary(1)
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(2)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual UW Base Rent PSF(3)	Total Sales (000s)(4)	Sales PSF(4)	Occupancy Cost (% of Sales)(5)

General Retail (≥ 5,000 sq. ft.)
Gap/Gap Kids/Baby Gap	BBB-/Baa3/BBB-	20,872	4.7%	8/31/2015	$50.97	$6,262	$300	18.9%
Urban Outfitters	NR/NR/NR	12,500	2.8%	4/30/2018	$81.84	NAV	NAV	NAV
Shoe Palace	NR/NR/NR	5,000	1.1%	4/30/2024	$72.00	NAV	NAV	NAV
Victoria’s Secret	BB+/Ba2/BB+	7,772	1.7%	1/31/2021	$91.00	$12,396	$1,595	8.4%
Test America	NR/NR/NR	7,483	1.7%	12/31/2014	$43.95	NAV	NAV	NAV
H & M	NR/NR/NR	7,410	1.7%	1/31/2018	$60.00	$5,755	$777	9.3%
Abc Stores	NR/NR/NR	5,898	1.3%	8/31/2022	$95.62	$7,264	$1,232	12.4%
Sephora	NR/NR/NR	5,861	1.3%	8/31/2015	$105.00	$11,502	$1,963	7.8%
Guess	NR/NR/NR	5,755	1.3%	1/31/2022	$72.00	$4,230	$735	15.6%
Bebe	NR/NR/NR	5,715	1.3%	1/31/2021	$83.00	$2,888	$505	22.5%
Loft	NR/NR/NR	5,485	1.2%	1/31/2016	$55.00	$2,089	$381	24.0%
Foot Locker/House Of Hoops	NR/Ba3/BB+	5,400	1.2%	7/31/2021	$111.62	NAV	NAV	NAV
Subtotal		95,151	21.2%		$72.52	$52,386	$809	12.1%

Food & Beverage (≥ 5,000 sq. ft.)
Cheeseburger Las Vegas	NR/NR/NR	15,940	3.6%	10/31/2016	$59.52	$4,403	$276	25.7%
PBR Rock Bar	NR/NR/NR	13,694	3.1%	7/31/2020	$158.56	$14,866	$1,086	19.6%
Cabo Wabo	NR/NR/NR	11,457	2.6%	6/30/2024	$166.35	$14,201	$1,239	17.3%
Pampas Churrascaria(6)	NR/NR/NR	9,663	2.2%	3/31/2016	$60.00	$7,516	$778	9.8%
Ocean One Bar & Grille	NR/NR/NR	6,698	1.5%	9/30/2015	$62.71	$3,367	$503	15.6%
La Salsa Cantina	NR/NR/NR	5,902	1.3%	4/30/2017	$40.00	$3,812	$646	9.1%
Lombardi’s	NR/NR/NR	5,592	1.2%	8/31/2015	$80.00	$3,071	$549	17.8%
Blondies Sports Bar & Grill	NR/NR/NR	5,301	1.2%	5/31/2019	$70.00	$4,385	$827	10.6%
Subtotal		74,247	16.5%		$95.36	$55,621	$749	16.4%

Specialty Entertainment (≥ 5,000 sq. ft.)
V Theater	NR/NR/NR	30,883	6.9%	12/31/2018	$46.00	$12,836	$416	13.1%
Saxe Theater	NR/NR/NR	22,398	5.0%	6/30/2020	$48.00	$11,234	$502	13.6%
Playing Field Race & Sports Books	NR/NR/NR	19,647	4.4%	7/31/2025	$45.17	NAV	NAV	NAV
Subtotal		72,928	16.2%		$46.39	$24,070	$452	13.3%

In-line Tenants (< 5,000 and ≥ 1,000 sq. ft.)(7)		176,200	39.3%		$100.15	$105,167	$813	19.8%

In-line Tenants (<1,000 sq. ft.)(7)		21,807	4.9%		$206.77	$15,505	$1,373	17.0%

Total Occupied Collateral		440,333	98.1%		$89.75	$252,749	$759	16.7%

Vacant		8,502	1.9%
Total Collateral(8)		448,835	100.0%

(1)	Based on rent roll as of July 3, 2013.
(2)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(3)
Annual U/W Base Rent PSF includes $1,198,780 of contractual rent steps through December 31, 2014 and $848,976 of average contractual rent through the earlier of lease expiration or loan maturity for 21 tenants with TTM sales greater than or equal to $800.00 PSF subject to an underwritten occupancy cost including rent increases capped at 20.0%.

(4)
Total Sales (000s) and Sales PSF were provided by the borrower as of June 30, 2013 and include all tenants which have been in occupancy and reported sales for a minimum of 12 months.  Tenants representing approximately 75.6% of total comparable occupied sq. ft. report sales.

(5)	Occupancy Cost (% of Sales) is based on Annual U/W Base Rent PSF, overage rent and underwritten expense recoveries.
(6)	Pampas Churrascaria comprises the entirety of the Harmon Corridor Second Release Parcel.
(7)	In-line tenants include Annual U/W Base Rent and Total Sales (000s) from restaurants and kiosks. Includes temporary tenants for Total Sq. Ft.
(8)	Total Collateral Sq. Ft. of 448,835 excludes the freely releasable Harmon Corridor First Release Parcel (52,926 sq. ft.).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3663 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 1 Miracle Mile Shops	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$145,000,000 62.7% 1.24x 8.4%

Lease Rollover Schedule(1)(2)(3)
Year	# of Leases Expiring(4)	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(5)	% U/W Base Rent Rolling(5)	Cumulative % of U/W Base Rent(5)
Temp	12	22,596	5.0%	22,596	5.0%	$0.00	0.0%	0.0%
2013	4	5,586	1.2%	28,182	6.3%	$90.77	1.3%	1.3%
2014	3	10,124	2.3%	38,306	8.5%	$63.08	1.6%	2.9%
2015	12	51,884	11.6%	90,190	20.1%	$78.50	10.3%	13.2%
2016	17	55,314	12.3%	145,504	32.4%	$74.98	10.5%	23.7%
2017	14	26,567	5.9%	172,071	38.3%	$87.37	5.9%	29.6%
2018	10	67,800	15.1%	239,871	53.4%	$70.78	12.1%	41.7%
2019	12	26,757	6.0%	266,628	59.4%	$134.80	9.1%	50.8%
2020	10	49,809	11.1%	316,437	70.5%	$104.44	13.2%	64.0%
2021	22	48,480	10.8%	364,917	81.3%	$120.91	14.8%	78.8%
2022	11	25,685	5.7%	390,602	87.0%	$113.37	7.4%	86.2%
2023	8	9,465	2.1%	400,067	89.1%	$178.92	4.3%	90.5%
Thereafter	7	40,266	9.0%	440,333	98.1%	$93.32	9.5%	100.0%
Vacant	NAP	8,502	1.9%	448,835	100.0%	NAP	NAP
Total / Wtd. Avg.	142	448,835	100.0%			$89.75	100.0%
(1)	Based on rent roll as of July 3, 2013.
(2)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and are not considered in the lease rollover schedule.
(3)	Excludes tenants at Harmon Corridor First Release Parcel.
(4)	Excludes the expiration of signage, advertising, ATM, vending and other miscellaneous tenant leases without sq. ft.
(5)	Excludes expiring temporary tenant income. See “Cash Flow Analysis” herein.

The Loan.  The Miracle Mile Shops loan (the “Miracle Mile Shops Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 448,835 sq. ft. Class A, super regional mall and the Harmon Corridor First Release Parcel (defined below) located at 3663 Las Vegas Boulevard South in Las Vegas, Nevada (the “Miracle Mile Shops Property”) with an original balance of $145.0 million.  The Miracle Mile Shops Loan consists of the non-controlling Note A-2 of a $580.0 million whole loan that is evidenced by four pari passu notes (collectively, the “Miracle Mile Shops Loan Combination”).  The Miracle Mile Shops Loan Combination was originated by CCRE, Citigroup Global Markets Realty Corp. (“Citi”) and JPMorgan Chase Bank National Association (“JPMCB”).  Only the $145.0 million non-controlling Note A-2 will be included in the COMM 2013-CCRE11 commercial mortgage trust.  The controlling Note A-1 (currently held by CCRE), non-controlling Note A-3 (currently held by Citi) and non-controlling Note A-4 (currently held by JPMCB), with original principal balances of $145.0 million, $145.0 million and $145.0 million, respectively, are expected to be included in future securitizations. CCRE, Citi and JPMCB have reserved the right to further split their respective notes into multiple notes. Notwithstanding the foregoing, prior to the securitization of the controlling Note A-1 and subject to certain other conditions, the holder of such note may elect that the Miracle Mile Shops Loan be the controlling note for the Miracle Mile Shops Loan Combination.  See “Description of the Mortgage Pool—Loan Combinations/Split Loan Structures—The Miracle Mile Shops Loan Combination” in the free writing prospectus.

The Miracle Mile Shops Loan accrues interest at a fixed rate equal to 5.2500%. The Miracle Mile Shops Loan has a 10-year term and, after an initial 60 month interest only period, amortizes on a 30-year amortization schedule. The Miracle Mile Shops Loan Combination proceeds were used to retire existing debt of approximately $515.2 million, pay defeasance costs of approximately $36.2 million, fund reserves, pay closing costs, and return approximately $24.0 million of equity to the borrower. Based on the appraised value of $925.0 million as of July 11, 2013, the cut-off date LTV ratio is 62.7% with remaining implied equity of $345.0 million.  The most recent financing of the Miracle Mile Shops Property was included in the BACM 2006-1, COMM 2006-C7 and BACM 2006-2 transactions.

The relationship between the holders of Note A-1, Note A-2, Note A-3 and Note A-4 are governed by a co-lender agreement as described under “Description of the Mortgage Pool – Loan Combinations / Split Loan Structures – Miracle Mile Shops Loan Combination” in the accompanying Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3663 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 1 Miracle Mile Shops	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$145,000,000 62.7% 1.24x 8.4%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan Amount	$580,000,000	100.0%	Loan Payoff/Defeasance	$551,424,876	95.1%
			Reserves	$1,981,705	0.3%
			Closing Costs	$2,575,263	0.4%
			Return of Equity	$24,018,156	3.7%
Total Sources	$580,000,000	100.0%	Total Uses	$580,000,000	100.0%

The Borrower / Sponsor.  The borrower, Boulevard Invest LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsors of the borrower and the nonrecourse carveout guarantors are Michael Fuchs and Aby Rosen, co-founders and principals of RFR Holding LLC, and David Edelstein, founder and principal of Tristar Capital, on a joint and several basis.  The sponsors have owned the Miracle Mile Shops Property since acquiring the asset in December 2003.

RFR Holding LLC (“RFR”) is a Manhattan based, privately controlled real estate investment, development and management company founded in 1991 by Aby Rosen and Michael Fuchs.  RFR owns a portfolio of commercial and residential real estate, including some of New York’s signature office towers, ultra-luxury condominiums, hotels and high-end retail developments such as 375 Park Avenue, 390 Park Avenue, 530 Park Avenue, and the W South Beach Hotels & Residences in Miami, Florida. In 2002, Mr. Rosen was honored by the Landmarks Conservancy with its Chairman’s Award and was recently appointed by the Governor of New York as the Chair of the New York State Council on the Arts.

Tristar Capital (“Tristar”) is a New York City based real estate firm founded by David Edelstein that both develops and invests in commercial and residential properties. Tristar has operated out of New York City for over 25 years and has expanded into additional markets such as South Florida and Las Vegas. Tristar’s most notable projects include the redevelopment of the Lincoln Road pedestrian mall in Miami Beach and, in conjunction with RFR, the W South Beach Hotel & Residences.

The Property.  The Miracle Mile Shops Property consists of a Class A, super regional mall containing 448,835 sq. ft. of total leasable area and an adjacent 11-story parking garage.  Additionally, the Miracle Mile Shops Property contains one freely releasable parcel totaling 52,926 sq. ft. that has been excluded from U/W Base Rent and the Appraised Value (the “Harmon Corridor First Release Parcel”) and an adjacent parcel containing 9,663 sq. ft. that may be released for a release price (the “Harmon Corridor Second Release Parcel”, and together with the Harmon Corridor First Release Parcel, the “Harmon Corridor”), as described below under “Partial Release”.  The Miracle Mile Shops Property has approximately 1,300 linear ft. of frontage along Las Vegas Boulevard at the base of the Planet Hollywood Resort & Casino (“Planet Hollywood”), the 36th largest hotel in the world.  The local area, commonly known as the central portion of the Las Vegas Strip Resort Corridor (the “Las Vegas Strip”), consists of well-established resort casino-hotels, business hotels, apartment complexes and commercial retail buildings.  The Miracle Mile Shops Property has nine public access points including three direct entrances from Planet Hollywood, three sidewalk accessible entrances, one valet parking entrance and two parking structure entrances.  The Miracle Mile Shops Property was originally constructed in 2000 and was repositioned and rebranded by the sponsor following an extensive $130.0 million, four year capital improvement program that began in 2003 and 2004.  The Miracle Mile Shops Property also includes three exterior, state-of-the-art LED video screens located on the north, northwest and southwest exteriors, which aid the overall marketing and visibility of the Miracle Mile Shops Property.  Two pedestrian bridges meet at the corner of Harmon Avenue and Las Vegas Boulevard adjacent to the Miracle Mile Shops Property, creating a consistent source of pedestrian foot traffic.  In addition, the sponsor recently built a double escalator leading from the pedestrian bridge to the southern entrance of the Miracle Mile Shops Property.

The Miracle Mile Shops Property caters to the middle-market customer demographic and is occupied by over 140 tenants, none of which accounts for more than 6.9% of the total collateral sq. ft. National tenants include American Apparel, Billabong, True Religion, Victoria’s Secret, and many first location Las Vegas tenants, including H&M, Lucky Brand Jeans, Steve Madden, Swarovski and Tommy Bahama.  The Miracle Mile Shops Property is among the top five most visited malls in the United States and benefits from an average of over 70,000 daily visitors.

As of July 3, 2013, the Miracle Mile Shops Property was 98.1% occupied based on total collateral sq. ft. In-line tenants less than 10,000 sq. ft. in occupancy that reported sales for a minimum of 12 months, reported annual sales of $868 PSF with an U/W occupancy cost of 16.5% as of June 30, 2013.  In-line tenant sales PSF at the Miracle Mile Shops Property have grown 6.6% from 2010 to the trailing twelve month period ending June 2013 as shown in the table below:

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3663 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 1 Miracle Mile Shops	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$145,000,000 62.7% 1.24x 8.4%

Historical Sales(1)(2)
	2010	2011	2012	T-12 6/30/2013
In-line Tenants Sales PSF	$814	$884	$875	$868
(1)	Historical Sales are based on historical operating statements provided by the borrower and exclude the Harmon Corridor First Release Parcel.
(2)
In-line tenant sales include all tenants occupying less than 10,000 sq. ft., which have been in occupancy and reported sales for a minimum of 12 months.  Approximately 74.3% of total occupied in-line & temporary tenant sq. ft. have reported sales for at least 12 months.

As of June 30, 2013, 99 comparable tenants reported sales, approximately 92.9% of which reported sales greater than $400 PSF, 48.5% of which reported sales of greater than $800 PSF and 33.3% of which reported sales greater than or equal to $1,000 PSF.

Historical Sales(1)(2)(3)
	2010		2011		2012		T-12 6/30/2013
Sales Summary	# of Tenants	% of Reporting Tenants	# of Tenants	% of Reporting Tenants	# of Tenants	% of Reporting Tenants	# of Tenants	% of Reporting Tenants
$0 - $400 PSF	11	12.4%	8	8.1%	6	6.2%	7	7.1%
$401 - $600 PSF	22	24.7%	23	23.2%	22	22.7%	25	25.3%
$601 - $800 PSF	20	22.5%	19	19.2%	22	22.7%	19	19.2%
$801 - $1,000 PSF	6	6.7%	12	12.1%	12	12.4%	15	15.2%
≥ $1,000 PSF	30	33.7%	37	37.4%	35	36.1%	33	33.3%
(1)	Historical Sales are based on historical operating statements provided by the borrower and exclude the Harmon Corridor First Release Parcel.
(2)	Tenant sales include all tenants in occupancy that have reported sales for a minimum of 12 months.
(3)	Number of reporting tenants included 89 tenants in 2010, 99 tenants in 2011, 97 tenants in 2012 and 99 tenants in T-12 6/30/2013.

During the first five years of the Miracle Mile Shops Loan term, 149,475 sq. ft. (33.3% of NRA) will expire with U/W Base Rents that are approximately 18.9% below the appraisers concluded market rents.

Market Rollover Schedule(1)(2)(3)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	Annual U/W Base Rent PSF(4)	% U/W Base Rent Rolling(4)	Cumulative % of U/W Base Rent(4)	Wtd. Avg. Market Rent PSF	% Below Market	Wtd. Avg. Sales PSF
2013	4	5,586	$90.77	1.3%	1.3%	$160.00	-43.3%	$742.44
2014	3	10,124	$63.08	1.6%	2.9%	$80.45	-21.6%	$486.36
2015	12	51,884	$78.50	10.3%	13.2%	$86.72	-9.5%	$660.33
2016	17	55,314	$74.98	10.5%	23.7%	$93.44	-19.8%	$635.51
2017	14	26,567	$87.37	5.9%	29.6%	$123.33	-29.2%	$807.27
Total / Wtd. Avg.	50	149,475	$78.19	29.6%		$98.03	-18.9%	$674.32
(1)	Based on rent roll as of July 3, 2013 and appraiser’s concluded current market rents with no future growth assumed in the table.
(2)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and are not considered in the lease rollover schedule.
(3)	Excludes the Harmon Corridor First Release Parcel and expiring temporary tenant income.
(4)
Annual U/W Base Rent PSF includes $1,198,780 of contractual rent steps through December 31, 2014 and $848,976 of average rent through the earlier of lease expiration or loan maturity for 21 tenants with TTM sales greater than or equal to $800.00 PSF subject to an underwritten occupancy cost including rent increases capped at 20.0%.

Environmental Matters.  The Phase I environmental report dated July 18, 2013 recommended no further action at the Miracle Mile Shops Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3663 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 1 Miracle Mile Shops	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$145,000,000 62.7% 1.24x 8.4%

Tenancy.  The Miracle Mile Shops Property is a 448,835 sq. ft. super regional mall that is 98.1% occupied by 141 tenants with gross comparable sales of approximately $252.7 million and an underwritten occupancy cost of 16.7%.  Below is a summary of the largest food and beverage and entertainment tenants at the Miracle Mile Shops Property.

V Theater (30,883 sq. ft., 6.9% of NRA, 3.6% of U/W Base Rent) V Theater is an entertainment and dining center operated by producer David Saxe that can accommodate customized events of various capacity, ranging from full concerts to small private banquets. The facility can accommodate groups of 2,000 people with up to 500 in theater-style seating for meetings, shows and speakers. The space is fully equipped with a stage, dramatic lighting and a concert-level sound system. In-house catering is available for all events.  The V Theater’s lease expires December 31, 2018 and had trailing-12 sales as of June 2013 of $416 PSF.

Saxe Theater (22,398 sq. ft., 5.0% of NRA, 2.7% of U/W Base Rent) The Saxe Theater, also operated by producer David Saxe, is one of the premier theatrical venues on the Las Vegas Strip.  Popular shows at the 410-seat theater include VEGAS! The Show (voted the Best Resident Show in Las Vegas in 2012), the BeatleShow! and Nathan Burton’s Comedy Magic.  The Saxe Theater’s lease expires June 30, 2020 and had trailing-12 sales as of June 2013 of $502 PSF.

Playing Field Race & Sports Book (19,647 sq. ft., 4.4% of NRA, 2.2% of U/W Base Rent) The Playing Field Race & Sports Book is the sports and race book area for the Planet Hollywood Casino which contains 33 plasma TVs showing sporting events and a VIP race area where races are displayed daily on two jumbo screens with sound directly from the track. The Playing Field Race & Sports Book has an extensive array of Las Vegas sports book wagering options.  Playing Field Race & Sports Book’s lease expires July 31, 2025.

Cheeseburger Las Vegas (15,940 sq. ft., 3.6% of NRA, 2.4% of U/W Base Rent) Cheeseburger Las Vegas is part of the larger Cheeseburger Restaurants chain which opened its first location in 1989 in Lahaina, Hawaii. Cheeseburger Restaurants employs over 500 staff in 23 locations.  In December 2012, the chain was sold to Luby’s, Inc. which also operates brands such as Fuddruckers, Luby’s Cafeteria and Koo Koo Roo.  Cheeseburger Las Vegas’ lease expires October 31, 2016 and had trailing-12 sales as of June 2013 of $276 PSF.

PBR Rock Bar (13,694 sq. ft, 3.1% of NRA, 5.5% of U/W Base Rent) PBR Rock Bar is a 13,694 sq. ft. themed restaurant and bar offering American cuisine centered around a mechanical bull with a 3,000 sq. ft. outdoor patio.  PBR Rock Bar also includes a private dining room, lounge, four bars and a stage for live entertainment.  PBR Rock Bar’s lease expires July 31, 2020 and had trailing-12 sales as of June 2013 of $1,086 PSF.

Cabo Wabo (11,457 sq. ft., 2.6% of NRA, 4.8% of U/W Base Rent) Cabo Wabo is an 11,457 sq. ft. Mexican-themed cantina providing live entertainment originally developed by Sammy Hagar in 1990 in Cabo San Lucas, Mexico.  Cabo Wabo at the Miracle Mile Shops Property is one of four locations including Cabo San Lucas, Mexico, Lake Tahoe, Nevada and Hollywood, California.  PBR Rock Bar’s lease expires June 30, 2024 and had trailing-12 sales as of June 2013 of $1,239 PSF.

The Market.  The Miracle Mile Shops Property is strategically located along the central portion of the Las Vegas Strip within a highly trafficked and densely populated area.  The Miracle Mile Shops Property is immediately surrounded by over 19,000 hotel rooms and has a reported average traffic count of over 65,000 cars per day along the Las Vegas Strip.  The primary economic drivers in Las Vegas have long been tourism and gaming, which feed the service industries, especially retail and dining. Between 2002 and 2012, Las Vegas averaged 2.6% annual growth in its Gross Metro Product (“GMP”), higher than the average annual Gross Domestic Product (“GDP”) growth of 1.6% exhibited by the U.S. over the same time period.  Visitor volumes have surpassed the pre-recessionary high 2007 levels reaching 39.7 million visitors in 2012, which is equivalent to a 2.95% average annual growth rate since 1990, with visitor shopping also increasing to $149 per trip, the most reported since 2005.

The appraiser analyzed a set of five competitive retail properties along the Las Vegas Strip with occupancies ranging from 85.0% to 99.0% and an average occupancy of 93.0%.  The appraiser’s competitive set compared to the Miracle Mile Shops Property is detailed below:

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3663 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 1 Miracle Mile Shops	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$145,000,000 62.7% 1.24x 8.4%

Competitive Set (1)
Name	Miracle Mile Shops Property	Crystals at CityCenter	Forum Shops at Caesars	Grand Canal Shoppes	The Shoppes at The Palazzo	Fashion Show Mall
Distance from Subject	NAP	Adjacent	0.6 miles	1.0 miles	1.0 miles	1.2 miles
Property Type	Super Regional Mall	Fashion/Specialty Center	Fashion/Specialty Center	Fashion/Specialty Center	Fashion/Specialty Center	Super Regional Center
Year Built / Renovated	2000/2007-08	2009 / NAV	1992/1997, 2004	1999	2007	1981/1993,2002-03
Total Occupancy	98.1%	85%	99%	97%	90%	92%
Rent (Sq. Ft.)	$80.00 - $100.00	$90.00 - $120.00	$100.00 - $125.00	$85.00 - $110.00	$80.00 - $100.00	$80.00 - $95.00
Total Size (Sq. Ft.)	448,835	360,000	650,000	500,000	315,000	1,890,000
Anchors / Major Tenants	V Theater, Saxe Theater, Gap, Urban Outfitters	Louis Vuitton, Gucci, Prada, Tiffany’s, Cartier	Apple, Victoria’s Secret, Cartier, Cheesecake Factory	Barneys, Madame Tussaud, Tao Night Club, Sephora	Burberry, Christian Louboutin, Jimmy Choo, Table 10, SushiSamba	Neiman Marcus, Dillard’s, Macy’s, Saks, Forever 21, Bloomingdales
(1)     Source: Appraisal

Cash Flow Analysis.

Cash Flow Analysis(1)
	2010	2011	2012	T-12 6/30/2013	U/W	U/W PSF
Base Rent(2)	$30,920,107	$34,549,972	$36,419,540	$36,904,495	$39,519,312	$88.05
Value of Vacant Space	0	0	0	0	1,700,400	3.79
Gross Potential Rent	$30,920,107	$34,549,972	$36,419,540	$36,904,495	$41,219,712	$91.84
Total Recoveries	15,939,514	16,247,546	16,001,245	15,988,174	15,497,943	34.53
Total % Rents	1,532,728	1,633,459	1,077,265	812,225	673,495	1.50
Total Other Income(3)	9,876,117	10,678,733	10,632,485	12,045,944	12,159,551	27.09
Less: Vacancy & Credit Loss(4)	(413,783)	(85,144)	(322,623)	(91,556)	(2,374,935)	(5.29)
Effective Gross Income	$57,854,683	$63,024,566	$63,807,912	$65,659,282	$67,175,766	$149.67
Total Operating Expenses(5)	20,014,709	21,155,521	20,163,669	19,757,604	18,739,813	41.75
Net Operating Income	$37,839,974	$41,869,045	$43,644,243	$45,901,678	$48,435,953	$107.91
TI/LC	0	0	0	0	673,253	1.50
Capital Expenditures	0	0	0	0	89,767	0.20
Net Cash Flow	$37,839,974	$41,869,045	$43,644,243	$45,901,678	$47,672,934	$106.21
Average Annual Rent PSF(6)	$68.89	$76.98	$81.14	$82.22
(1)
Historical cash flows include income and expenses generated by the Harmon Corridor First Release Parcel.  The Harmon Corridor First Release Parcel is freely releasable and has been excluded from the appraised value and underwriting.

(2)
Annual U/W Base Rent PSF includes $1,198,780 of contractual rent steps through December 31, 2014 and $848,976 of average rent through the earlier of lease expiration or loan maturity for 21 tenants with TTM sales greater than or equal to $800.00 PSF subject to an underwritten occupancy cost including rent increases capped at 20.0%.  The increase in NOI from T-12 to U/W is primarily the result of contractual rent steps, average rent and recent leasing activity, including Shoe Palace, Meatball Spot, and Tervis, which combined account for approximately $620,480 of base rent.

(3)	Other Income includes temporary tenant income, parking, cart/kiosk income, storage rent, signage, vending and other miscellaneous income.
(4)
U/W based on a Vacancy & Credit Loss of 4.0% of gross revenue, in-line with the appraiser’s concluded vacancy and credit loss of 4.0%.  Historical Vacancy & Credit Loss represents bad debt.  The Miracle Mile Shops Property is currently 98.1% occupied.

(5)
Historical Total Operating Expenses exclude in-house leasing staff costs of $309,364 in 2010, $454,038 in 2011, $468,013 in 2012 and $461,094 in T-12 6/30/2013 paid in-lieu of third party leasing commissions.

(6)
Average effective annual base rent PSF was $68.89 in 2010, $76.98 in 2011, $81.14 in 2012 and $82.22 in T-12 6/30/2013 per historical operating statements and occupancy rates provided by the borrower. The current in-place average effective annual base rent PSF is $83.49, approximately 14.5% below the appraiser’s concluded weighted average market rent of $97.68.

Property Management.  The Miracle Mile Shops Property is managed by RFR Realty LLC and Tristar Management, LLC, affiliates of the sponsors.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3663 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 1 Miracle Mile Shops	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$145,000,000 62.7% 1.24x 8.4%

Lockbox / Cash Management.  The Miracle Mile Shops Loan is structured with a hard lockbox and in-place cash management.

All excess cash will be swept upon (i) an event of default beyond notice and cure or an event of default beyond notice and cure under any permitted mezzanine loan or if (ii) (x) during years one through five of the Miracle Mile Shops Loan term the Actual DSCR (as defined below) falls below 1.30x for the trailing twelve month period or (y) during years six through ten of the Miracle Mile Shops Loan term the Actual DSCR falls below 1.15x for the trailing twelve month period.

“Actual DSCR” shall mean the ratio of underwritable net cash flow to the aggregate amount of debt service due, including any outstanding mezzanine loan debt service, for the preceding twelve month period.

Initial Reserves.  At closing, the borrower deposited (i) $508,750 into a tax reserve account, (ii) $162,000 into a required repairs reserve for an upgrade of the fire/life safety system and (iii) $1,310,955 into a TI/LC reserve for outstanding tenant improvements, renovations and leasing commissions associated with recent leasing.

Ongoing Reserves.  On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $169,583, into a monthly tax reserve account, (ii) $7,481 into a capital expenditure account and (iii) $56,104 into a TI/LC reserve account.

If the Miracle Mile Shops Property is no longer covered under a blanket insurance policy acceptable to the lender, the borrower will be required to deposit 1/12 of the estimated annual insurance premiums into a monthly insurance reserve account.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.  Mezzanine debt is permitted in an amount not to exceed $100.0 million, provided, among other things, (i) the combined LTV ratio is less than or equal to 65.0%, (ii) the combined debt yield is greater than or equal to 7.925% and (iii) the combined DSCR is greater than or equal to 1.20x.

Partial Release.  The Miracle Mile Shops Loan permits, at any time, the borrower to obtain the release of the Harmon Corridor First Release Parcel, provided, among other things, the release is in compliance with the REMIC requirements.  In addition, the borrower may obtain the release, at any time, of the Harmon Corridor Second Release Parcel, provided, among other things, (i) the borrower pays lender a release price of $6.2 million together with any interest accrued and unpaid on such amount and the yield maintenance premium with respect to such release price and (ii) the release is in compliance with the REMIC requirements. Current tenants at the Harmon Corridor First Release Parcel are DB’s Pool & Pong Hall and Todai Sushi & Seafood Buffet, which have been excluded from the U/W net cash flow.  The current tenant at the Harmon Corridor Second Release Parcel is Pampas Churrascaria, which leases 9,663 sq. ft. or 2.2% of NRA.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3663 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 1 Miracle Mile Shops	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$145,000,000 62.7% 1.24x 8.4%

LAS VEGAS BOULEVARD
HARMON AVE
NORTHWIND CENTRAL PLANT
11 FLOOR PARKING STRUCTURE
RESORT & CASINO
THEATER FOR PERFORMING ARTS
Hilton Grand Vacations
ELARA
GAP
H&M
SEPHORA
ULTRA
fcuk
bebe
LOFT
ALDO
chico's
CACHE
Lids
CHAMPS
American Apparel
BAKERS
Billabong
DC
$0 - $399
$400 - $599
$600 - $799
$800 - $999
$1000 +
Sales NAV
First Release Parcel
Second Release Parcel
Non-Collateral
Vacant
N

Site plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3663 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 1 Miracle Mile Shops	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$145,000,000 62.7% 1.24x 8.4%

Las Vegas
Miracle Mile Shops
3663 Las Vegas Boulevard South
Las Vegas, NV 89109
Planet Hollywood
Fashion Show Mall
Encore Las Vegas
Wynn Las Vegas
Wynn Las Vegas Golf Club
Treasure Island
Palazzo
Venetian
Sands Expo and Convention Center
Mirage Hotel & Casino
Casino Royale
Harrah's
Imperial Palace
Forum Shops at Caesars
Rio Suites
Caesars Palace
Flamingo Hilton
The Meridian
Westin
Bally's
Bellagio
Paris
Vdara Hotel & Spa
Cosmopolitan
Aria Resort & Casino
Madarin Oriental
Monte Carlo
New York New York
MGM Grand
Excalibur
Tropicana
Hooters
Luxor
The Hotel
Mandalay Bay
Four Seasons
Hard Rock Hotel & Casino
McCarran International Airport
Flamingo Rd
Harmon Ave
Tropicana Ave
Reno Ave
W Hacienda Ave
Desert Inn Rd
Las Vegas Blvd South
Las Vegas Freeway
Valley View Blvd
Paradise Rd
Industrial Rd
Giles St
Las Vegas
Property Types
Hotel
Casino
Retail
Cultural & Entertainment
Civic & Institutional
Office
Industrial
Residential
Parking
Pedestrian Walkways
Monorail & Stations
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

York, PA Newark, NJ Maple Heights, OH Indianapolis, IN	Collateral Asset Summary – Loan No. 2 Equity Industrial Partners Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$111,000,000 69.6% 1.25x 9.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

York, PA Newark, NJ Maple Heights, OH Indianapolis, IN	Collateral Asset Summary – Loan No. 2 Equity Industrial Partners Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$111,000,000 69.6% 1.25x 9.3%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Portfolio of four properties
Loan Purpose:	Refinance		Property Type:	Industrial
Sponsor(1):	Equity Industrial Partners		Collateral(6):	Fee Simple
Borrower:	EIP York I LLC; EIP York II LLC; EIP		Location:	York, PA; Newark, NJ; Maple
	Doremus LLC; EIP Rockville LLC;			Heights, OH; Indianapolis, IN
	EIP Maple Heights LLC		Year Built / Renovated:	Various
Original Balance:	$111,000,000		Total Sq. Ft.(6):	4,595,575
Cut-off Date Balance:	$111,000,000		Property Management:	Equity Industrial Partners Corp.
% by Initial UPB:	8.7%		Underwritten NOI(7):	$10,312,200
Interest Rate:	5.5215%		Underwritten NCF(7):	$9,484,779
Payment Date:	6th of each month		Appraised Value:	$159,400,000
First Payment Date:	September 6, 2013		Appraisal Date:	June 2013
Maturity Date:	August 6, 2023
Amortization:	Interest only for first 36 months; 360		Historical NOI(7)
	months thereafter		Most Recent NOI:	$7,075,741 (T-12 May 31, 2013)
Additional Debt(2):	Future Mezzanine Debt Permitted		2012 NOI:	$6,958,958 (December 31, 2012)
Call Protection(3):	L(26), D(91), O(3)		2011 NOI:	$5,771,866 (December 31, 2011)
Lockbox / Cash Management:	Hard / In Place		2010 NOI:	NAV

Reserves(4)			Historical Occupancy(7)
	Initial	Monthly	Current Occupancy:	98.3% (July 1, 2013)
Taxes:	$1,051,312	$165,812	2012 Occupancy:	88.1% (December 31, 2012)
Insurance:	$58,288	$19,429	2011 Occupancy:	79.9% (December 31, 2011)
Replacement:	$0	$23,776	2010 Occupancy:	NAV
TI/LC(5):	$5,582,794	$45,175
(1)   The non-recourse carveout guarantors of the Equity Industrial Partners Portfolio Loan are Lewis Heafitz, Neal S. Shalom and Donald A. Levine, directors and shareholders of Equity Industrial Partners.
(2)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(3)   Partial defeasance is not permitted. Partial release of a 1.27 acre (55,458 sq. ft.) portion of the Newark Property is permitted. See “Partial Release” herein.
(4)   See “Initial Reserves” and “Ongoing Reserves” herein.
(5)   The Initial TI/LC deposit includes a $500,000 general rollover reserve as well as outstanding costs related to recent leasing, including $3.25 million associated with site improvements for the Newark Property expansion.
(6)   The EIP Portfolio Properties are comprised of 2,853,175 sq. ft. of industrial space and approximately 40.0 acres (1,742,400 sq. ft.) of land adjacent to Port Newark zoned for industrial use and primarily utilized for unimproved shipping container storage.  The Newark Property is 100.0% leased to two tenants and one licensee, the largest of which is Ironbound Intermodal.
(7)   The increase in NOI and Occupancy from 2011 to 2012 is primarily due to the  177,035 sq. ft. expansion of Fannie May at the Maple Heights Property.  The increase from T-12 NOI to Underwritten NOI and Underwritten NCF is primarily due to the rezoning and subsequent expansion of Ironbound Intermodal’s space at the Newark Property from 18.3 to 40.0 usable acres, the execution of the Solutions 2Go lease and the expansion of the Harley Davidson lease, resulting in a $3.2 million increase in NOI.

Required Repairs:	$617,500	NAP
Additional Rent:	$0	$125,000
Occupancy Reserve:	$0	Springing
Rent Concession Reserve:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.(6):	$24
Balloon Balance / Sq. Ft.(6):	$22
Cut-off Date LTV:	69.6%
Balloon LTV:	62.3%
Underwritten NOI DSCR:	1.36x
Underwritten NCF DSCR:	1.25x
Underwritten NOI Debt Yield:	9.3%
Underwritten NCF Debt Yield:	8.5%
Underwritten NOI Debt Yield at Balloon:	10.4%
Underwritten NCF Debt Yield at Balloon:	9.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

York, PA Newark, NJ Maple Heights, OH Indianapolis, IN	Collateral Asset Summary – Loan No. 2 Equity Industrial Partners Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$111,000,000 69.6% 1.25x 9.3%

Property Summary
Location	Sq. Ft.	Year Built / Renovated	Appraised Value	Occupancy(1)
York, PA	1,523,941	1952 / 2003-2007	$75,400,000	100.0%
Newark, NJ	1,742,400(2)	1920 / 2013	$60,900,000	100.0%
Maple Heights, OH	708,599	1953-1967 / 1990, 1995	$12,400,000	92.4%
Indianapolis, IN	620,635	1966 / 2013	$10,700,000	96.4%
Total / Wtd. Avg.	4,595,575		$159,400,000	98.3%
(1)	Based on rent roll dated July 1, 2013.
(2)	The Newark Property is comprised of approximately 40.0 acres (1,742,400 sq. ft.) of land zoned for industrial use and primarily utilized for unimproved shipping container storage.

Tenant Summary
Tenant	Rating (Fitch/Moody’s/S&P)(1)	Location	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Ironbound Intermodal	NR/NR/NR	Newark, NJ	1,742,400(2)	37.9%	$1.75	25.5%	7/31/2033
RR Donnelley	NR/Ba3/BB	York, PA	686,000	14.9%	$3.49	20.0%	3/31/2018(3)
Harley Davidson	A-/NR/BBB+	York, PA	428,400	9.3%	$3.20	11.5%	2/28/2017(4)
Fannie May	NR/NR/NR	Maple Heights, OH	341,790	7.4%	$2.04	5.8%	1/31/2025(5)
Allen Distribution(6)	NR/NR/NR	York, PA	229,500	5.0%	$4.64	8.9%	MTM(6)
Solutions 2Go	NR/NR/NR	Indianapolis, IN	190,872	4.2%	$2.40	3.8%	9/30/2017(7)
Total Major Tenants			3,618,962	78.7%	$2.50	75.5%
Remaining Tenants			900,035	19.6%	$3.25	24.5%
Total Occupied Collateral			4,518,997	98.3%	$2.65	100.0%
Vacant			76,578	1.7%
Total			4,595,575	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
The borrowers have a fee simple interest in the Newark Property, which is comprised of approximately 40.0 acres (1,742,400 sq. ft.) of land adjacent to Port Newark. The land is zoned for industrial use and primarily utilized for unimproved shipping container storage.  The Newark Property is 100.0% leased to two tenants and one licensee, the largest of which is Ironbound Intermodal, which represents approximately 100.0% of the Newark Property’s U/W Base Rent PSF.  Sq. ft. shown above for Ironbound Intermodal represents the entire 40.0 acres (1,742,400 sq. ft.).

(3)	RR Donnelley has one five-year renewal option.
(4)	Harley Davidson has three three-year renewal options.
(5)	Fannie May has the right terminate its lease at any time with six months notice and payment of any remaining unamortized tenant improvements and leasing commissions.
(6)
Allen Distribution has been a tenant at the York Property since 2012 and is currently in occupancy on a month-to-month basis.  Advanced Warehouse has executed a 7-year lease for this space at $3.50 PSF NNN (approximately $4.88 PSF inclusive of expense recoveries, which is approximately in line with Allen Distribution’s U/W Base Rent PSF), effective upon Allen Distribution vacating the space.

(7)
Solutions 2Go has the right to terminate its lease at any time after July 1, 2016 with at least nine months prior notice and payment of three months of base rent and any remaining unamortized tenant improvements or leasing commissions.  Solutions 2Go has one two-year renewal option.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

York, PA Newark, NJ Maple Heights, OH Indianapolis, IN	Collateral Asset Summary – Loan No. 2 Equity Industrial Partners Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$111,000,000 69.6% 1.25x 9.3%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling(2)	Cumulative % of U/W Base Rent(2)
MTM	3	330,780(2)	7.2%	330,780	7.2%	$3.68	10.2%	10.2%
2013	0	0	0.0%	330,780	7.2%	$0.00	0.0%	10.2%
2014	4	177,572	3.9%	508,352	11.1%	$4.05	6.0%	16.2%
2015	3	227,043	4.9%	735,395	16.0%	$2.42	4.6%	20.8%
2016	3	156,937	3.4%	892,332	19.4%	$4.23	5.5%	26.3%
2017(3)	4	797,123	17.3%	1,689,455	36.8%	$3.18	21.2%	47.5%
2018(4)	3	745,352	16.2%	2,434,807	53.0%	$3.38	21.1%	68.6%
2019	0	0	0.0%	2,434,807	53.0%	$0.00	0.0%	68.6%
2020	0	0	0.0%	2,434,807	53.0%	$0.00	0.0%	68.6%
2021	0	0	0.0%	2,434,807	53.0%	$0.00	0.0%	68.6%
2022	0	0	0.0%	2,434,807	53.0%	$0.00	0.0%	68.6%
2023	1	0	0.0%	2,434,807	53.0%	$0.00	0.0%	68.6%
Thereafter	5	2,084,190	45.4%	4,518,997	98.3%	$1.80	31.4%	100.0%
Vacant	NAP	76,578	1.7%	4,595,575	100.0%	NAP	NAP
Total / Wtd. Avg.	26	4,595,575	100.0%			$2.65	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(2)
Allen Distribution has been a tenant at the York Property since 2012 and is currently in occupancy of 229,500 sq. ft. on a month-to-month basis.  Advanced Warehouse has executed a 7-year lease for this space at $3.50 PSF NNN (approximately $4.88 PSF inclusive of expense recoveries, which is approximately in line with Allen Distribution’s U/W Base Rent PSF), effective upon Allen Distribution vacating the space.

(3)
Leases expiring in 2017 include Harley Davidson, which accounts for 9.3% of the NRA and 11.5% of the U/W annual base rent, and Solutions 2Go, which accounts for 4.2% of NRA and 3.8% of U/W annual base rent.  Harley Davidson has three three-year renewals and Solutions 2Go has one two-year renewal.

(4)	Leases expiring in 2018 include RR Donnelley, which accounts for 14.9% of the NRA and 20.0% of U/W annual base rent. RR Donnelley has one five-year renewal option.

The Loan.    The Equity Industrial Partners Portfolio loan (the “EIP Portfolio Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in three warehouse properties totaling 2,853,175 sq. ft. located in York, Pennsylvania, Maple Heights, Ohio and Indianapolis, Indiana and 40.0 acres (1,742,400 sq. ft.) of land in Newark, New Jersey, collectively totaling 4,595,575 sq. ft., (each, a “Property”, and collectively, the “EIP Portfolio Properties” or the “Portfolio”) with an original principal balance of $111.0 million. The EIP Portfolio Loan has a 10-year term and amortizes on a 30-year schedule after an initial three-year interest only period. The EIP Portfolio Loan accrues interest at a fixed rate equal to 5.5215% and has a cut-off date balance of $111.0 million.  Loan proceeds, along with approximately $1.4 million of equity from the sponsors, were used to refinance existing debt of approximately $102.8 million, fund upfront reserves and pay closing costs. Based on the appraised value of approximately $159.4 million as of June 2013, the cut-off date LTV ratio is 69.6% and the remaining implied equity is approximately $48.4 million. The most recent prior financing of the EIP Portfolio Properties was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$111,000,000	98.8%	Loan Payoff	$102,844,796	91.5%
Sponsor Equity	$1,370,195	1.2%	Reserves	$7,309,894	6.5%
			Closing Costs	$2,215,505	2.0%
Total Sources	$112,370,195	100.0%	Total Uses	$112,370,195	100.0%

The Borrower / Sponsor.    The borrowers, EIP York I LLC and EIP York II LLC, as tenants-in-common, EIP Doremus LLC, EIP Rockville LLC and EIP Maple Heights LLC are each a single purpose Delaware limited liability company structured to be bankruptcy remote, each with two independent directors in its organizational structure. The sponsors of the borrowers and the nonrecourse carveout guarantors are Lewis Heafitz, Neal S. Shalom and Donald A. Levine, jointly and severally, who are directors and shareholders of Equity Industrial Partners Corp. (“EIP”).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

York, PA Newark, NJ Maple Heights, OH Indianapolis, IN	Collateral Asset Summary – Loan No. 2 Equity Industrial Partners Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$111,000,000 69.6% 1.25x 9.3%

EIP is a developer and operator of industrial real estate across the United States that manages in excess of 17.5 million sq. ft. of industrial properties.  Since its formation in 1994, EIP has acquired, developed and sold over 50.0 million sq. ft. of real estate.

The Properties.    The EIP Portfolio Properties consist of three industrial properties totaling 2,853,175 sq. ft. and 40.0 acres (1,742,400 sq. ft.) of fee-owned land totaling 4,595,575 sq. ft. located in York, Pennsylvania (the “York Property”), Newark, New Jersey (the “Newark Property”), Maple Heights, Ohio (“the Maple Heights Property”) and Indianapolis, Indiana (the “Indianapolis Property”).  The EIP Portfolio Properties are currently 98.3% leased to 26 tenants at an average rental rate of $2.65 PSF.  The EIP Portfolio Loan documents do not allow for the release of any of the individual EIP Portfolio Properties.

York (33.2% of Portfolio NRA, 49.6% of U/W Base Rent) The York Property is a 1,523,941 sq. ft. multi-tenant industrial warehouse property built in 1952 and renovated from 2003 to 2007 that is 100.0% leased to ten tenants and located on Route 30, adjacent to the Interstate 83 interchange in York, Pennsylvania.  Interstate 83 is a primary thoroughfare providing access to Harrisburg, Pennsylvania, which is located approximately 27.0 miles north. The York Property has clear heights ranging from 20’ to 32’, column spacing of 40’ by 60’ and 208 loading docks.

The largest tenant, RR Donnelley (Nasdaq: RRD) (Rated NR/Ba3/BB by Fitch/Moody’s/S&P), occupies 686,000 sq. ft. (45.0% of Property NRA) expiring in March of 2018.  RR Donnelley is a global provider of integrated communications to over 60,000 customers worldwide and employs a suite of internet based compatibilities and other resources to provide premedia, printing, logistics and business process outsourcing services to clients around the world.

Newark (37.9% of Portfolio NRA, 25.5% of U/W Base Rent) The Newark Property is comprised of approximately 40.0 acres of land zoned for industrial use and primarily utilized for shipping container storage.  The Newark Property was developed in 1920 and is located between Doremus Avenue and Newark Bay in Newark, New Jersey, adjacent to Newark Liberty International Airport and the Port Newark Container Terminal (“PNCT”), part of the larger Port Authority of New York & New Jersey network. The Port Authority of New York & New Jersey is one the top 25 ports in the world and one of the top three ports in the United States by volume.  PNCT encompasses approximately 259 acres along Newark Bay and handles over 600,000 containers annually.  As one of the largest infrastructure projects in New Jersey, PNCT is planning to invest $500 million to add 80 additional acres by 2030, which is expected to double the number of containers moving through the terminal.  The Port Authority of New York & New Jersey plans to invest an additional $150.0 million in the PNCT facility.

The Newark Property’s largest tenant, Ironbound Intermodal Industries, Inc. (“Ironbound Intermodal”), utilizes the land as a shipping container storage facility.  Ironbound Intermodal is a New Jersey based company that provides complete services to the steamship industry operating in the New York metropolitan area, including container shipping and repair.  Ironbound Intermodal was founded in 1995 and targets leasing companies and steamship lines that utilize the ports and rails of New York and New Jersey.  Ironbound Intermodal’s lease term expires July 31, 2033 and its contractual rent is currently 29.4% below the comparable set market rent.

Maple Heights (15.4% of Portfolio NRA, 10.4% of U/W Base Rent) The Maple Heights Property is a 708,599 sq. ft. multi-tenant industrial distribution center with a cold-storage component built in phases from 1953 to 1967 and renovated in 1990 and 1995 that is 92.4% leased to six tenants located in Maple Heights, Ohio.  The Maple Heights Property is located approximately nine miles southeast of Cleveland, Ohio on Rockside Road, which serves as a major arterial that traverses the Cleveland suburbs, providing access to Highway 271 to the east and Highway 480 to the north.  The cold storage component totals 155,705 sq. ft., or approximately 22.0% of the Maple Heights Property NRA, and is comprised of two subzero freezer spaces totaling 34,205 sq. ft. (one located in the Peck Foods space and one in the Fannie May space) as well as several warehouse spaces cooled by refrigerated sections in the Fannie May space totaling approximately 121,500 sq. ft.  The Maple Heights Property has clear heights ranging from 18’ to 27’ and 100 loading docks.

The Maple Heights Property’s largest tenant, Fannie May Confections Brands, Inc. (“Fannie May”), occupies 341,790 sq. ft. (48.2% of Property NRA).  Fannie May is comprised of company-owned and franchise retail stores, a wholesale division, a fundraising division and a business gift division.  Fannie May includes Fannie May Fine Chocolates, Harry London Chocolates and Fanny Farmer.  Fannie May has expanded its space within the Maple Heights Property twice in the past two years by a total of 177,035 sq. ft.

Indianapolis (13.5% of Portfolio NRA, 14.5% of U/W Base Rent) The Indianapolis Property is a 620,635 sq. ft. multi-tenant industrial warehouse/distribution center built in 1966 and renovated in 2013 that is 88.1% leased to four tenants and located adjacent to Highway 36 in Indianapolis, Indiana.  Highway 36 serves as the primary arterial route linking the central part of Hendricks County with the Indianapolis Central Business District (“CBD”), located approximately nine miles east of the Indianapolis Property. The Indianapolis Property has clear heights of 18.5’, columns spacing of 40’ by 40’ and 37 loading docks.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

York, PA Newark, NJ Maple Heights, OH Indianapolis, IN	Collateral Asset Summary – Loan No. 2 Equity Industrial Partners Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$111,000,000 69.6% 1.25x 9.3%

The Indianapolis Property’s largest tenant, Solutions 2Go recently executed a five-year lease for 190,872 sq. ft. (30.8% of Property NRA) commencing in July 2013.  Solutions 2Go is a specialized distributor of video game products to retail and e-commerce companies.  Major suppliers include Sony PlayStation, Activision and Nintendo and major customers include Wal-Mart, Kmart, Costco and Target.  Specifically, Solutions 2Go is Wal-Mart.com’s premier fulfillment partner for all consumer favorite value software and bundle items.

Environmental Matters.   In addition to an environmental guaranty executed by each of the sponsors for all properties, the borrower purchased an environmental insurance policy covering environmental concerns recognized by the EIP Properties’ Phase I environmental reports dated July 2013 for the York, Newark and Indianapolis Properties.  The Phase I environmental report for the Maple Heights Property dated July 11, 2013 identified no environmental concerns and was therefore not included under the environmental insurance policy.

The Market.  The EIP Portfolio Properties are located in four cities within four different states.  The following chart compares market data to the EIP Portfolio Properties.

Market Comparison(1)
		Market		Occupancy		Rental Rate PSF
Property Name	Property Type		Submarket	Phys.	Market	U/W	Market
York	Warehouse / Distribution	Philadelphia	York County	100.0%	95.9%	$3.90	$3.71
Newark	Container Storage	Northern-Central New Jersey	East Newark	100.0%	100.0%(2)	$1.75	$2.48(2)
Maple Heights	Warehouse / Distribution	Maple Heights	Maple Heights	92.4%	87.0%	$1.90	$2.56
Indianapolis	Warehouse / Distribution	Indianapolis	West Rockville / County Club	96.4%	99.5%	$2.90	$4.43
Total / Wtd. Avg.				98.3%	95.2%	$2.65	$3.16
(1)   Source: Appraisal
(2)   The Newark Property Market Rental Rate PSF represents the appraisers concluded market rent and vacancy as determined using a set of comparable shipping container storage rental rates and occupancies.

York Property Industrial Market.  The York County industrial submarket contains an overall inventory of 23.4 million sq. ft. and is part of the greater 113 million sq. ft. Central Pennsylvania industrial market.  Approximately 1.9 million of the 2.8 million sq. ft. of net absorption in the greater Philadelphia regional industrial market occurred in the Central Pennsylvania sub market.  As of Q1 2013, the York County industrial submarket had an overall occupancy rate of 95.9% and a market rental rate of $3.71 PSF.

Newark Property Industrial Market.  The East Newark industrial submarket contains an overall inventory of 24.9 million sq. ft. with minimal new supply since early 2009.  Over the past 10 years, inventory has increased by only approximately 0.2% annually.  As of Q2 2013, the East Newark industrial submarket had an overall occupancy of 96.3%.  The container storage lease comparables examined by the appraiser exhibited a current market rental rate of $2.48 PSF.  The Newark Property U/W base rent of $1.75 PSF is approximately 29.4% below the market rent of $2.48 PSF.

Maple Heights Property Industrial Market.  The Maple Heights industrial submarket contains an overall inventory of approximately 3.65 million sq. ft. comprised primarily of warehouse distribution and light manufacturing facilities.  As of Q2 2013, the Maple Heights industrial submarket had an overall occupancy rate of approximately 87.0%, comprised of a larger building occupancy of approximately 67.0% and a cold storage building occupancy of 87.0%.  As of Q1 2013, the Maple Heights industrial submarket had an overall occupancy rate of 87.0% and a market rental rate of $2.56 PSF.  The Maple Heights Property U/W base rent of $1.90 PSF is approximately 25.7% below the market rent of $2.56 PSF.

Indianapolis Property Industrial Market. The West Rockville / County Club industrial submarket contains an overall inventory of 3.14 million sq. ft. within approximately 94 buildings.  Inventory has remained relatively stable to slightly declining over the previous four years due to obsolete buildings being razed in the submarket.  Approximately 92.0% of the total industrial space in the submarket is classified as warehouse space with the remaining balance classified as flex.  As of Q1 2013, the West Rockville / Country Club industrial submarket had an overall occupancy rate of approximately 99.5% and average asking rates of $4.43 PSF.  The Indianapolis Property U/W base rent of $2.90 PSF is approximately 34.6% below the market rent of $4.43 PSF.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

York, PA Newark, NJ Maple Heights, OH Indianapolis, IN	Collateral Asset Summary – Loan No. 2 Equity Industrial Partners Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$111,000,000 69.6% 1.25x 9.3%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 5/31/2013	U/W	U/W PSF
Base Rent(1)	$7,937,211	$9,210,059	$9,223,174	$11,962,280	$2.60
Value of Vacant Space	0	0	0	164,462	0.04
Gross Potential Rent	$7,937,211	$9,210,059	$9,223,174	$12,126,742	$2.64
Total Recoveries	1,716,595	1,550,858	1,545,992	2,437,563	0.53
Total Other Income	0	50,056	109,027	436,516	0.09
Less: Vacancy(2)	0	0	0	(779,413)	(0.17)
Effective Gross Income	$9,653,806	$10,810,973	$10,878,193	$14,221,408	$3.09
Total Operating Expenses	3,881,940	3,852,015	3,802,452	3,909,208	0.85
Net Operating Income	$5,771,866	$6,958,958	$7,075,741	$10,312,200	$2.24
TI/LC	0	0	0	542,103	0.12
Capital Expenditures	0	0	0	285,318	0.06
Net Cash Flow	$5,771,866	$6,958,958	$7,075,741	$9,484,779	$2.06

(1)   The increase in Base Rent from 2011 to 2012 is primarily due to the 177,035 sq. ft. expansion of Fannie May at the Maple Heights Property.  The increase from T-12 5/31/2013 Base Rent to U/W Base Rent is primarily due to the rezoning and subsequent expansion of the Newark Property from 18.3 to 40.0 acres, the execution of the Solutions 2Go lease and the expansion of the Harley Davidson lease, resulting in a $3.5 million increase in base rent.
(2)   U/W Vacancy represents 5.4% of gross income.  The EIP Industrial Portfolio is currently 98.3% physically occupied.

Property Management.    The EIP Portfolio Properties are managed by Equity Industrial Partners Corp., an affiliate of the sponsor.

Lockbox / Cash Management.    The EIP Portfolio Loan is structured with a hard lockbox and in place cash management.  A full excess cash sweep will commence upon (i) an event of default, (ii) any bankruptcy action of borrower, principal, guarantor or manager, (iii) a Lease Termination Trigger Event (as defined below), (iv) a Lease Renewal Trigger Event (as defined below) or (v) the failure by the borrowers to maintain a debt service coverage ratio for one calendar quarter of (a) 1.05x, inclusive of any mezzanine debt service, if the borrowers have obtained additional mezzanine financing or (b) 1.10x if the borrowers have not obtained additional mezzanine financing.

A “Lease Termination Trigger Event” will commence if Harley Davidson, RR Donnelley or Ironbound Intermodal (i) fails to continuously operate, (ii) becomes the subject of a bankruptcy action, (iii) gives notice of its intent to terminate its lease or allow its lease to expire without renewing or extending its term or (iv) terminates or otherwise surrenders its lease.  A Lease Termination Trigger Event will terminate upon a Lease Replacement Cure.  A “Lease Replacement Cure” will commence on the date (i) all applicable space has been released pursuant to an acceptable replacement lease and (ii) either (a) all applicable acceptable replacement leasing costs have been paid in full or (b) an amount greater than or equal to 125% of all such approved leasing costs that remain unpaid are available in the rollover reserve account.

 A “Lease Renewal Trigger Event” will commence upon the earlier of (i) 12 months prior to the Harley Davidson, RR Donnelley or Ironbound Intermodal lease expiration dates or (ii) the renewal or termination notification date as set forth in the Harley Davidson, RR Donnelley or Ironbound Intermodal leases.  A Lease Renewal Trigger Event will terminate upon a Lease Replacement Cure (as defined above) or a Lease Extension Cure.  A “Lease Extension Cure” will commence if (i) an acceptable lease extension has been executed with respect to the tenant lease that triggered the Lease Renewal Trigger Event and (ii) either (a) all applicable space has been re-leased pursuant to an acceptable lease extension or (b) 125% of all such approved leasing expenses that remain unpaid  are available in the rollover reserve account.

Additionally, the borrowers will deposit an amount equal to all free rent, rent abatements and other credits associated with any replacement leases or lease extensions of the Harley Davidson, RR Donnelley or Ironbound Intermodal leases caused by a Lease Replacement Cure or Lease Extension Cure into a rent concessions reserve account.

Initial Reserves.    At closing, the borrowers deposited (i) $1,051,312 into a tax reserve account, (ii) $58,288 into an insurance reserve account, (iii) $500,000 into a rollover reserve account, (iv) $617,500 into a required repairs reserve and (v) $5,082,794 into an upfront

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

York, PA Newark, NJ Maple Heights, OH Indianapolis, IN	Collateral Asset Summary – Loan No. 2 Equity Industrial Partners Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$111,000,000 69.6% 1.25x 9.3%

TI/LC reserve account for outstanding costs related to recent leasing including $3.25 million associated with site improvements for the Newark Property.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $165,812 into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $19,429 into an insurance reserve account, (iii) $23,776 into a replacement reserve account and (iv) $45,175 into a rollover reserve account.  Monthly rollover reserve deposits are capped at $4.5 million inclusive of the initial rollover reserve deposit of $500,000 provided (i) there is no event of default continuing and (ii) the borrower maintains a debt service coverage ratio of at least 1.15x. Additionally, the borrower is required to deposit $125,000 on a monthly basis into an additional collateral reserve from September 6, 2013 through and including August 6, 2015 (totaling approximately $3.0 million over the collection term) as additional collateral for the EIP Portfolio Loan.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.  The borrowers are permitted to obtain mezzanine debt from an approved mezzanine lender secured by a pledge in the equity interest in the borrower until August 1, 2015, provided that: (i) the maximum principal amount of the mezzanine debt does not exceed $5,000,000, (ii) the combined debt yield is at least (a) 8.0% if the mezzanine loan is originated on or before October 30, 2013 or (b) 8.25% if the mezzanine loan is originated after October 30, 2013, (iii) the combined LTV is less than or equal to 75.0% and (iv) the combined debt service coverage ratio is at least (a) 1.15x if the mezzanine loan is originated on or before October 30, 2013 or (b) 1.20x if the mezzanine loan is originated after October 30, 2013.

Partial Release.  The borrowers may obtain the release of a non-income producing parcel located at the Newark Property provided, among other things, (i) the individual LTV for the Newark Property, as determined using the allocated loan amounts, and aggregate portfolio LTV after such release is less than or equal to 85.0% and (ii) the individual debt service coverage ratio, as determined using the allocated loan amounts, and aggregate portfolio debt service coverage ratio after such release is greater than or equal to 1.05x.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

York, PA Newark, NJ Maple Heights, OH Indianapolis, IN	Collateral Asset Summary – Loan No. 2 Equity Industrial Partners Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$111,000,000 69.6% 1.25x 9.3%

York
North York
West York
York Galleria Mall
York County Shopping Center
Village Green Shopping Center
Eastern Blvd Plaza
Penn State-York
York College
WellSpan York Hospital
Newark
East Newark
Harrison
Jersey City
Bayonne
Elizabeth
NEWARK LIBERTY INTERNATIONAL AIRPORT
Newark Bay
Lake Erie
Cleveland
Euclid
Wickliffe
East Cleveland
South Euclid
Mayfield Heights
Cleveland Heights
Lyndhurst
University Heights
Shaker Heights
Beachwood
Warrensville Heights
Chagrin Falls
Brooklyn
Garfield Heights
Maple Heights
Bedford
Bedford Heights
Solon
Parma Heights
Parma
Seven Hills
North Royalton
Broadview Heights
Brecksville
Twinsburg
Indianapolis
Whitestown
Zionsville
Carmel
Fishers
Castleton
Walden Trace
Westchester Estates
Ravenswood
Augusta Green
Broad Ripple Village
Wynnedale
Lawrence
Audobon Gardens
Brownsburg
Clermont
Speedway
Lakeside
Warren Park
Huntwick
INDIANAPOLIS INTERNATIONAL
Mars Hill
South Village
Beech Grove
Camby
Mooresville
Southgate Farms
New Bethel
Southern Springs
Hill Valley Estates

Equity Industrial Partners Portfolio III

CARTIFACT.

1	York	601 Memory Lane	York, PA	17402
2	Newark	740-768 Doremus Avenue	Newark, NJ	07114
3	Maple Heights	17000 Rockside Road	Maple Heights, OH	44137
4	Indianapolis	7900 West Rockville Road	Indianapolis, IN	46214

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Carretera Transpeninunsular Kilometro 7.5 Punta Palmilla 23400 San José del Cabo, MX 01 624 146 7	Collateral Asset Summary – Loan No. 3 One & Only Palmilla	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 33.9% 3.12x 21.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Carretera Transpeninunsular Kilometro 7.5 Punta Palmilla 23400 San José del Cabo, MX 01 624 146 7	Collateral Asset Summary – Loan No. 3 One & Only Palmilla	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 33.9% 3.12x 21.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Carretera Transpeninunsular Kilometro 7.5 Punta Palmilla 23400 San José del Cabo, MX 01 624 146 7	Collateral Asset Summary – Loan No. 3 One & Only Palmilla	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 33.9% 3.12x 21.2%

Mortgage Loan Information			Property Information
Loan Seller(1):	CCRE/GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Full Service Hospitality
Credit Assessment			Collateral:	Fee Simple
(Moody’s/Fitch/DBRS):	NR / NR / BBB (low)		Location:	San José del Cabo, MX
Sponsor:	Istithmar Building FZE (UAE); Kerzner		Year Built / Renovated:	1956 / 2004, 2008
	International Limited (Bahamas)		Rooms:	173
Borrower(2):	Certain indirect subsidiaries of Palmilla		Property Management(10):	Kerzner International
	JV, LLC		Underwritten NOI:	$19,119,482
Original Balance(3):	$90,000,000		Underwritten NCF:	$16,371,244
Cut-off Date Balance(3):	$90,000,000		Appraised Value:	$265,300,000
% by Initial UPB:	7.1%		Appraisal Date:	June 24, 2013
Interest Rate:	5.7415%
Payment Date:	6th of each month		Historical NOI(11)
First Payment Date:	October 6, 2013		Most Recent NOI:	$19,780,921 (T-12 August 31, 2013)
Maturity Date:	January 6, 2019		2012 NOI:	$16,128,902 (December 31, 2012)
Amortization:	Interest Only		2011 NOI:	$11,669,306 (December 31, 2011)
Additional Debt(4):	$40,000,000 Subordinate Secured		2010 NOI:	$11,878,091 (December 31, 2010)
Call Protection(5):	L(25), D(35), O(4)
Lockbox / Cash Management:	Hard / In Place		Historical Occupancy
			Current Occupancy:	73.2% (T-12 August 31, 2013)
Reserves(6)			2012 Occupancy:	67.3% (December 31, 2012)
	Initial	Monthly	2011 Occupancy:	61.5% (December 31, 2011)
Taxes:	$183,751	$20,417	2010 Occupancy:	53.8% (December 31, 2010)
Insurance:	$445,726	$109,395
(1)   The One & Only Palmilla Loan was co-originated by CCRE and GACC.
(2)   Palmilla JV, LLC is a joint venture of the sponsors that indirectly owns 100.0% of the following borrower entities: Kerzner Compañia de Servicios, S. de R.L. de C.V., Kerzner Servicios Hoteleros, S. de R.L. de C.V., Kerzner Palmilla Golf Partners, S. de R.L. de C.V. and Kerzner Palmilla Hotel Partners, S. de R.L. de C.V.
(3)   The Original Balance and Cut-off Date Balance of $90.0 million represent the senior portion of a $130,000,000 whole loan (the “One & Only Palmilla Loan Combination”) evidenced by the senior notes (included in the trust) and a subordinate note with an original and cut-off date balance of $40,000,000.
(4)   See “Current Mezzanine or Subordinate Indebtedness” herein.
(5)   Partial release is permitted. See “Partial Release” herein.
(6)   See “Initial Reserves” and “Ongoing Reserves” herein.
(7)   The One & Only Palmilla Property is subject to a condominium regime. The borrowers control over 76% of the condominium units and 75% is required for major decisions.
(8)   Total Debt refers to the One & Only Palmilla Loan Combination.
(9)   Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment. Based on a 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR for the One & Only Palmilla Loan are 3.04x and 2.60x, respectively.
(10) The One & Only Palmilla Property is managed by Kerzner International Management Services, Inc. and Kerzner International Management Services Mexico, S. de R.L. de C.V., affiliates of the sponsor. Additionally, the spa is managed by ESPA International US Inc. and the golf course is managed by Troon Mexico, S. de R.L. de C.V.
(11) Increase in NOI from 2010 to T-12 is primarily driven by occupancy increasing from 53.8% in 2010 to 73.2% in August 2013.

FF&E:	$0	4% of prior month’s gross
	income
Required Repairs:	$83,031	NAP
Seasonality Reserve:	$2,500,000	Springing
Condo Charge Reserve(7):	$115,000	$57,500

Financial Information
Senior Mortgage Loan		Total Debt(8)
Cut-off Date Balance / Room:	$520,231	$751,445
Balloon Balance / Room:	$520,231	$751,445
Cut-off Date LTV:	33.9%	49.0%
Balloon LTV:	33.9%	49.0%
Underwritten NOI DSCR(9):	3.65x	1.93x
Underwritten NCF DSCR(9):	3.12x	1.65x
Underwritten NOI Debt Yield:	21.2%	14.7%
Underwritten NCF Debt Yield:	18.2%	12.6%
Underwritten NOI Debt Yield at Balloon:	21.2%	14.7%
Underwritten NCF Debt Yield at Balloon:	18.2%	12.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Carretera Transpeninunsular Kilometro 7.5 Punta Palmilla 23400 San José del Cabo, MX 01 624 146 7	Collateral Asset Summary – Loan No. 3 One & Only Palmilla	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 33.9% 3.12x 21.2%

The Loan.  The One & Only Palmilla loan (the “One & Only Palmilla Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 173-key, full service ultra-luxury resort located in San José del Cabo, Mexico (the “One & Only Palmilla Property”) with an original principal balance of $90.0 million. The One & Only Palmilla Loan has a 64-month term and interest only payments for the term of the loan. The One & Only Palmilla Loan accrues interest at a fixed rate equal to 5.7415% and has a cut-off date balance of $90.0 million. Loan proceeds, along with subordinate secured debt of $40.0 million and approximately $9.2 million of equity from the sponsor, were used to retire existing debt of approximately $131.3 million, fund reserves of approximately $3.3 million and pay closing costs. Based on the appraised value of $265.3 million as of June 24, 2013, the cut-off date LTV ratio is 33.9% with remaining implied equity of $135.3 million. The most recent prior financing of the One & Only Palmilla Property was not included in a securitization.

The One & Only Palmilla Loan Combination was co-originated by CCRE and GACC.  The subordinate note with an original and cut-off date balance of $40,000,000, is held by ColFin Cabo Palm Funding, LLC (the “One & Only Palmilla Subordinate Noteholder”).  The relationship between the holders of the One & Only Palmilla Loan and the One & Only Palmilla Subordinate Noteholder are governed by a co-lender agreement as described under “Description of the Mortgage Pool – Loan Combinations / Split Loan Structure – One & Only Palmilla Loan Combination” in the accompanying Free Writing Prospectus. For information regarding the One & Only Palmilla Loan Combination underlying documents  and certain specific aspects of Mexican Law, see “Legal Aspects of Mortgage Loans in California, Pennsylvania, Nevada and Mexico” in the Free Writing Prospectus.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$90,000,000	64.6%	Loan Payoff	$131,281,389	94.3%
Subordinate Secured	$40,000,000	28.7%	Reserves	$3,327,508	2.4%
Sponsor Equity	$9,212,953	6.6%	Closing Costs	$4,604,056	3.3%
Total Sources	$139,212,953	100.0%	Total Uses	$139,212,953	100.0%

The Borrower / Sponsor.    The borrowers, Kerzner Compañia de Servicios, S. de R.L. de C.V., Kerzner Servicios Hoteleros, S. de R.L. de C.V., Kerzner Palmilla Golf Partners, S. de R.L. de C.V. and Kerzner Palmilla Hotel Partners, S. de R.L. de C.V., on a joint and several basis are each single purpose Mexican limited liability companies (sociedad de responsabilidad limitada de capital variable) structured to be bankruptcy-remote, each with two independent directors in its organizational structure. The borrowers are 100% indirectly owned by Palmilla JV, LLC, a joint venture between the borrowers. The sponsors of the borrowers and nonrecourse carve-out guarantors are Istithmar Building FZE (UAE) (“Istithmar”) and Kerzner International Limited (Bahamas) (“Kerzner International”), jointly and severally.

Istithmar is a subsidiary of Istithmar World, a premier Dubai-based investment company with a broad international portfolio across North America, Europe, the Middle East, Asia and Africa.  Istithmar World’s investments include consumer, industrial, financial services and real estate assets in the form of majority and minority stakes, joint ventures, listed equities and debt securities. Istithmar World’s real estate portfolio includes world-renowned resorts, such as the Mandarin Oriental NY and Atlantis The Palm, Dubai. Additionally, Istithmar World is a subsidiary of Dubai World, one of the largest global holding companies, with over 50,000 employees in more than 100 cities.

Kerzner International is one of the world’s leading international developers and operators of destination resorts, casinos and luxury hotels. As the owner of the “One & Only” brand, Kerzner’s resorts are well-recognized and well-positioned with locations in South Africa, Mauritius, the Bahamas, the Maldives and Dubai. Since 2003, the One & Only Palmilla Property has been managed by Kerzner International Management Services, Inc. and Kerzner International Management Services Mexico, S. de R.L. de C.V., each an affiliate of Kerzner International.

The Property.    The One & Only Palmilla Property is a 173-key full service luxury resort located in San José del Cabo, Mexico. Originally built in 1956 and most recently renovated in 2004 and 2008 for approximately $102.5 million and $25.6 million, respectively, the One & Only Palmilla Property is comprised of 18 buildings located along the Sea of Cortez, with access to one of only three swimmable beaches in the Los Cabos area.  The One & Only Palmilla Property offers a campus-style layout with guestrooms on the north and south sides of the resort and public areas interspersed throughout the grounds. The room mix consists of 12 different room types, all of which have a patio or balcony facing the ocean, located in single and three-story buildings, with 73 oceanfront studios ranging from 500-750 sq. ft., 79 beachfront studios ranging from 680-750 sq. ft., five oceanfront one-bedroom suites ranging from 1,100-1,200 sq. ft., 15 beachfront one-bedroom suites ranging from 1,300-1,780 sq. ft. and the Villa Cortez, a four-bedroom 10,500 sq.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Carretera Transpeninunsular Kilometro 7.5 Punta Palmilla 23400 San José del Cabo, MX 01 624 146 7	Collateral Asset Summary – Loan No. 3 One & Only Palmilla	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 33.9% 3.12x 21.2%

ft. ultra-luxury beachfront villa. From 2008-2011, the One & Only Palmilla Property underwent an extensive capital improvement plan totaling approximately $38.2 million, which included renovations of all guestrooms and the addition of the Villa Cortez. Amenities for the One & Only Palmilla Property include 24-hour butler service for all guestrooms, two infinity-edge pools, swimmable beach area, four restaurants including two fine-dining restaurants inspired by world-renowned, Michelin-starred French chef Jean-Georges Vongerichten, a full service ESPA spa and fitness center, a 27-hole Jack Nicklaus designed golf course, a 3,500 sq. ft. conference and events facility with outdoor patio, tennis and basketball courts, an herb garden with outdoor private cooking and dining facilities, a traditional Mexican chapel, a 40-foot Azimut yacht available for guests’ use and a kids-only club.

The One & Only Palmilla Property has received numerous accolades, including “World’s Best Service June 2012 – Ranked #1 in Mexico Resorts” and “World’s Best Awards 2011 - #1 Resort in Mexico, #48 Best Resort in the World” by Travel + Leisure. Additionally, the Only & Only Palmilla Property has been honored at least seven times with the “Condé Nast Traveler’s Readers Choice Award for Best Resort in Mexico” and is a member of “Condé Nast Traveler’s 2013 Platinum Circle,” a prestigious title awarded to hotels, resorts and cruise lines that have made “Condé Nast Traveler’s Gold Circle” for the past five years.

Demand segmentation for the One & Only Palmilla Property is comprised of approximately 88.0% tourism and approximately 12.0% group business. Historically, group business has accounted for 20-25% of occupied hotel room nights at the One & Only Palmilla Property and has been a large contributor to golf, spa and F&B revenue. As of August 2013, the One & Only Palmilla Property had 6,584 room nights “on the books” and an additional 1,529 tentative room nights, resulting in total bookings of 8,113 room nights compared to 4,722 room nights in the prior year. As a result, the One & Only Palmilla Property’s current pace is approximately 71.8% ahead of the same period last year.

Group Bookings Analysis
	August 2012 (for 2013)	August 2013 (for 2014)	YoY Growth
Definitive Room Nights	3,287	6,584	100.3%
Tentative Room Nights	1,435	1,529	6.6%
Total	4,722	8,113	71.8%

Environmental Matters. The Phase I environmental report dated August 6, 2013 recommended the development and implementation of an asbestos operation and maintenance plan at the One & Only Palmilla Property, which is currently in place. The Phase I environmental report also identified a recognized environmental condition involving an existing dry cleaning machine and recommended best management practices. Additionally, the borrowers purchased a $2.0 million environmental insurance policy.

The Market. The One & Only Palmilla Property is located in San José del Cabo, Mexico within the Los Cabos municipality. Los Cabos encompasses 852,887 acres and is comprised of the towns of San José del Cabo, Cabo San Lucas and the Tourist Corridor, an 18.6-mile stretch between San José del Cabo and Cabo San Lucas. Primary access to the One & Only Palmilla Property is provided by the Transpeninsular Highway, which passes through Cabo San Lucas and provides access to cities such as La Paz and Loreto and Federal Highway 19. The Los Cabos International Airport is located 11 miles northwest of the One & Only Palmilla Property. In 2012, the airport served approximately 3.0 million passengers, an increase of 7.5% from 2011. As a result of increased demand, the Los Cabos International Airport is currently undergoing an $80.0 million renovation to accommodate larger aircraft and longer-range direct flights.

Los Cabos represents one of Mexico’s five integrally planned beach centers, a sector that is monitored and planned by FONATUR (the “National Trust Fund for Tourist Development”), a master plan focusing on the development of tourism infrastructure. Los Cabos offers an exclusive tourism market driven by world class destination hotels, sports fishing activities and some of Mexico’s most distinctive golf courses. The United States is the main geographical draw for Los Cabos, accounting for over 80.0% of the tourism market share. In addition to tourism, the Mexican government spent approximately $180.0 million in June 2012 for the development of a convention center and highway improvements along the Tourist Corridor as a result of the G-20 Summit, a leading international cooperation forum focusing on the most important international economic and financial issues. According to the appraiser, there is also increased interest in urban development in San José del Cabo due to an expanding population.

The Los Cabos hotel market contains approximately 9,000 hotel rooms. The ultra-luxury segment of the Los Cabos market represents a small percentage of the market with 397 rooms. As of July 2013, the One & Only Palmilla Property was reported as having the highest occupancy levels within its competitive set and the second-highest RevPAR and ADR. The One & Only Palmilla Property reported penetration rates of 128.6%, 124.9% and 160.7% for occupancy, ADR and RevPAR, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Carretera Transpeninunsular Kilometro 7.5 Punta Palmilla 23400 San José del Cabo, MX 01 624 146 7	Collateral Asset Summary – Loan No. 3 One & Only Palmilla	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 33.9% 3.12x 21.2%

Historical Occupancy, ADR, RevPAR(1)
	The One & Only Palmilla Property			Competitive Set(2)			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
T-12 July 2013	70.6%	$880.17	$621.48	54.9%	$704.54	$386.73	128.6%	124.9%	160.7%
T-12 July 2012	65.8%	$797.94	$525.09	50.3%	$656.11	$330.24	130.7%	121.6%	159.0%
T-12 July 2011	59.5%	$810.33	$482.53	45.8%	$671.01	$307.50	129.9%	120.8%	156.9%
T-12 December 2010	53.8%	$868.75	$467.22	39.1%	$559.93	$218.72	137.7%	155.2%	213.6%
(1)	Source: Hospitality research report
(2)	The competitive set consists of resorts located in San José del Cabo, Punta Mita and Cabo San Lucas.

Competitive Set
Name	One & Only Palmilla	Rosewood Las Ventanas Al Paraiso Resort	Four Seasons Resort Punta Mita	Esperanza Resort	Capella Pedregal Resort Cabo San Lucas	St. Regis Punta Mita Resort
# of Rooms	173	71	173	57	96	120
Location	San José del Cabo	San José del Cabo	Punta Mita	Cabo San Lucas	Cabo San Lucas	Punta Mita
Occupancy(1)	70.6%	67.0%	42.0%	57.0%	58.0%	50.0%
ADR(1)	$880.17	$1,055	$650.00	$590.00	$670.00	$426.00
RevPAR(1)	$621.48	$706.85	$273.00	$336.30	$388.60	$213.00
Swimmable Beach	Yes	No	Yes	No	No	Yes
On-Site Golf-Course	Yes	No	Yes	No	No	Yes
Health Club	Yes	Yes	Yes	Yes	Yes	Yes
Spa	Yes	Yes	Yes	Yes	Yes	Yes
Business Center	Yes	Yes	Yes	Yes	Yes	Yes
Kids Club	Yes	Yes	Yes	No	No	Yes
Branded Chef	Yes	No	No	No	No	No
Wedding Chapel	Yes	No	No	No	No	No
(1)
Occupancy, ADR and RevPAR for the One & Only Palmilla Property are as of T-12 July 2013 from a hospitality research report. Occupancy, ADR and RevPAR for the competitive set are 2012 annual estimates provided by the appraiser.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Carretera Transpeninunsular Kilometro 7.5 Punta Palmilla 23400 San José del Cabo, MX 01 624 146 7	Collateral Asset Summary – Loan No. 3 One & Only Palmilla	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 33.9% 3.12x 21.2%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 8/31/2013	U/W(1)	U/W per Room
Occupancy	53.8%	61.5%	67.3%	73.2%	73.1%
ADR	$868.82	$790.45	$825.00	$855.71	$850.47
RevPAR	$467.26	$485.77	$555.63	$626.49	$621.48

Room Revenue	$29,505,179	$30,674,130	$35,181,294	$39,559,503	$39,270,321	$226,996
F&B Revenue	14,235,981	14,614,777	16,227,359	17,378,282	17,306,760	100,039
Other Revenue(2)	10,538,155	10,264,744	11,360,292	12,326,510	12,128,878	70,109
Total Revenue	$54,279,315	$55,553,650	$62,768,945	$69,264,295	$68,705,959	$397,144
Operating Expenses	23,902,249	25,426,360	27,097,826	28,890,214	28,687,173	165,822
Undistributed Expenses	16,979,252	17,035,314	18,158,763	19,411,418	19,341,556	111,801
Gross Operating Profit	$13,397,815	$13,091,977	$17,512,356	$20,962,663	$20,677,229	$119,522
Total Fixed Charges	1,519,724	1,422,671	1,383,454	1,181,742	1,557,747	9,004
Net Operating Income(3)	$11,878,091	$11,669,306	$16,128,902	$19,780,921	$19,119,482	$110,517
FF&E(4)	2,171,173	2,222,146	2,510,758	2,770,572	2,748,238	15,886
Net Cash Flow	$9,706,918	$9,447,160	$13,618,144	$17,010,349	$16,371,244	$94,631
(1)	U/W is based on T-12 7/31/2013 financials.
(2)	Other Revenue includes revenue from the golf resort, health club and retail spaces.
(3)
Underwritten NOI is approximately 20.7% below the historical peak NOI of approximately $24.1 million in 2007, which was achieved prior to the $25.6 million renovation in 2008 that included the addition of the Villa Cortez, renovations to all guestrooms, the addition of 16 plunge pools and the renovation of the Agua restaurant as well as the fine dining restaurant Market by Michelin-starred Chef Jean-Georges Vongerichten. Additionally, the One & Only Palmilla Property’s YTD August group booking pace (i.e. definitive room nights and tentative room nights “on the books”) for 2014 is approximately 71.8% ahead of the same period for the prior year.

(4)	An FF&E reserve of 4.0% of total revenue was applied to each of the historical cash flows and the U/W cash flow.

Property Management.    The One & Only Palmilla Property is managed by Kerzner International Management Services, Inc. and Kerzner International Management Services Mexico, S. de R.L. de C.V., affiliates of the sponsor. The spa is managed by ESPA International US Inc. and the golf resort is managed by Troon Mexico, S. de R.L. de C.V.

Lockbox / Cash Management.    The One & Only Palmilla Loan is structured with U.S. and Mexican hard lockboxes and U.S. based in place cash management from which funds are distributed in accordance with the cash management agreement. A full excess cash flow sweep will occur upon (i) an event of default, (ii) the failure by the borrowers after the end of any calendar quarter to maintain (a) a DSCR based on the One & Only Palmilla Loan Combination debt service of 1.10x until the DSCR is at least 1.20x for two consecutive calendar quarters, (b) a debt yield based on the One & Only Palmilla Loan Combination principal balances of at least 12.0% or (iii) at any time the accrual and deferral of interest on the subordinate note is outstanding. With regard to clause (a), the borrowers may post cash or a letter of credit (provided that, in the case of a letter of credit the aggregate amount does not exceed 10.0% of the One & Only Palmilla Loan Combination) in order to be subtracted from the combined outstanding principal balance of the One & Only Loan Combination on which the DSCR is calculated.

U.S.-originated sales settle in U.S. dollars, are deposited directly into the U.S. lockbox, and are swept on a daily basis into the U.S.-based cash management account.  Mexico-originated sales which settle in U.S. dollars are deposited directly into the Mexican lockbox and are swept twice per week into the U.S.-based cash management account.  Mexico-originated sales which settle in pesos are deposited directly into the Mexican lockbox and are used to service peso-denominated One & Only Palmilla Property expenses, unless required to cover shortfalls in the U.S.-based cash management account. As of year-end 2012, approximately 71.0% of the One & Only Palmilla Property’s revenues settled in U.S. dollars and approximately 45.0% of the One & Only Palmilla Property’s expenses are payable in U.S. dollars, resulting in a substantial surplus of U.S. dollars after paying U.S.-dollar denominated expenses to cover total debt service.

Initial Reserves.    At closing, the borrowers deposited (i) $183,751 into a tax reserve account, (ii) $445,726 into an insurance reserve account, (iii) $83,031 into a reserve for required repairs, (iv) $2,500,000 into a seasonality reserve account and (v) $115,000 into a reserve for condominium charges.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Carretera Transpeninunsular Kilometro 7.5 Punta Palmilla 23400 San José del Cabo, MX 01 624 146 7	Collateral Asset Summary – Loan No. 3 One & Only Palmilla	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 33.9% 3.12x 21.2%

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $20,417, into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $109,395, into an insurance premium account (iii) 4.0% of the prior month’s gross revenues into a monthly FF&E reserve account and (iv) $57,500 into a reserve account for condominium charges. During December through May and July of each year (“High Season”), the borrowers will be required to deposit 1/5 of the Seasonality Amount for such High Season, plus any excess cash until the entire Seasonality Amount has been deposited. In August of each year, the borrowers will be required to deposit an amount to fund any remaining shortfalls in a seasonality reserve. In addition, any remaining excess cash, as determined by the cash management agreement, will be disbursed to the borrowers’ working capital account until the account equals $1.0 million.

The “Seasonality Amount” will be an amount equal to 115.0% of the aggregate amount of shortfalls during the applicable months following the High Season, including the month of June, as determined by the lender based on the shortfalls during the previous Low Season, less the amount remaining in the seasonality reserve at the beginning of such High Season.

“Low Season” means June, August, September, October and November of each calendar year.

Current Mezzanine or Subordinate Indebtedness.    The One & Only Palmilla Loan Combination includes a $40.0 million subordinate secured companion loan that is currently held by ColFin Cabo Palm Funding, LLC. The subordinate companion loan is coterminous with the One & Only Palmilla Loan and accrues interest at a rate of 11.5000% per annum. Until such time that the debt yield based on the outstanding principal balance of One & Only Palmilla Loan Combination principal balance exceeds 12.0% for two consecutive fiscal quarters (the “Debt Yield Requirement”), the borrowers have the right to defer payment of 3.0% of the monthly debt service associated with the subordinate companion loan.  Upon satisfying the Debt Yield Requirement (provided no other cash sweep trigger is then in effect), the borrowers may elect to make distributions from the excess cash reserve. However, in the event the borrowers make such distributions from the excess cash reserve, the borrowers will not have the right to defer payment of interest again for the remainder of the One & Only Palmilla Loan term.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release. The borrowers may obtain the release of all or a portion of a predetermined area of the golf course (not to exceed up to nine holes on the 27-hole golf course) located at the One & Only Palmilla Property provided, among other things, (i) there is no event of default, (ii) the release parcel is not necessary for the operation or use of the One & Only Palmilla Property, (iii) the debt yield based on outstanding senior and subordinate principal balances is at least 11.5% immediately following the release and (iv) the LTV ratio based on the One & Only Palmilla Loan Combination outstanding principal balance is no greater than 55.0% based on an assumed minimum reduction of $14.4 million in value of the remaining property due to the release. Additionally, the release price will be determined as follows, (i) if the release is to an affiliate of the sponsor, the release price will be $14.4 million, (ii) if the release is to a third party, the release price will be subject to a cap of $14.4 million and a floor of $10.0 million and (iii) if the release is to an affiliate of the sponsor that contributes the release parcel to a joint venture with a third party, the borrower will be required to pay noteholders all amounts received by the borrower generated from the joint venture prior to the maturity date of the One & Only Palmilla Loan, subject to a cap of $14.4 million, as well as any unpaid portion of such cap on the maturity date, provided that in each case such prepayment will be accompanied by a yield maintenance premium.

Political Risk Insurance. The borrowers were required to purchase political risk insurance. Political risk insurance protects against deprivation of any collateral (real property or monies) caused by any governmental interference by the host country (Mexico).  Specifically, the policy indemnifies the One & Only Palmilla Loan Combination noteholders for losses caused principally and directly by expropriatory acts or conditions of currency inconvertibility or non-transfer which result in a missed scheduled payment of principal or interest due under the One & Only Palmilla Loan Combination or deprivation of fundamental creditor rights under the One & Only Palmilla Loan. The policy has a $130.0 million limit, an initial term that is co-terminus with the One & Only Palmilla Loan term, and following the maturity of the One & Only Palmilla Loan, two three-month extension options (whereby extensions follow a commercial default so as to extend the policy to cover deprivation of the One & Only Palmilla noteholders’ rights, if needed).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Carretera Transpeninunsular Kilometro 7.5 Punta Palmilla 23400 San José del Cabo, MX 01 624 146 7	Collateral Asset Summary – Loan No. 3 One & Only Palmilla	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 33.9% 3.12x 21.2%

1 Entrance Gate
2 Porte Cochere
3 Reception/Lobby
4 Market & Suviche Restaurant & Lounge
5 Breeze Restaurant
6 Agua Restaurant & Bar
7 Vista Pool & Bar
8 Agua Pool
9 Children's Pool & Play Area
10 Swimmable Beach
11 Casa Arena
12 Casa Gardenia
14 Casa Encanto
15 Casa Tres Palmas
16 Casa Mañanitas
17 Casa Margaritas
21 Casa Angelica
22 Casa Sirena
23 Casa Playa
24 Casa Bougainvillea
25 Casa Colores
26 Casa Miramar
27 Villa Cortez
28 Spa
29 Fitness Centre
30 Conference Centre
31 Library
32 Chapel
33 Boutique & Sundry Shop
34 Guest Parking
Tricycles
N

Site plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Carretera Transpeninunsular Kilometro 7.5 Punta Palmilla 23400 San José del Cabo, MX 01 624 146 7	Collateral Asset Summary – Loan No. 3 One & Only Palmilla	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 33.9% 3.12x 21.2%

Las Vegas
Albuquerque
Los Angeles
Phoenix
San Diego
Tijuana
Tucson
El Paso
Ensenada
Hermosillo
Chihuahua
MEXICO
PACIFIC OCEAN
La Paz
Mazatlan
Cabo San Lucas
Puerto Vallarta
LOS CABOS INTERNATIONAL AIRPORT
LIBRAMIENTO AL AEROPUERTO
1
San Jose Del Cabo
Club Campestre San Jose del Cabo
One and Only Palmilla
Carretera Transpeninunsular Kilometro
7.5 Punta Palmilla 23400
San Jose Del Cabo, Mexico 01 624 146 7
Querencia Golf Club
Bahia San Jose del Cabo
Palmilla Golf Course
Punta Palmilla
BAJA CALIFORNIA
El Dorado Golf Course
Cabo Real Golf Course
Las Ventanas al Paraiso
SAN FELIPE MOUNTAINS
GULF OF CALIFORNIA (SEA OF CORTEZ)
Cabo Del Sol Mountain Course (future)
Cabo Del Sol Desert Course
Punta Cabeza De Ballena
Esperanza Resort
Los Cabos Country Club
Cabo San Lucas
Playa El Medano
Bahia San Lucas
El Arco
Capella Pedregal
CARTIFACT.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Florida, Georgia, Illinois	Collateral Asset Summary – Loan No. 4 Metro 22 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 58.5% 1.86x 9.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Florida, Georgia, Illinois	Collateral Asset Summary – Loan No. 4 Metro 22 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 58.5% 1.86x 9.9%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Portfolio of 22 properties
Loan Purpose:	Refinance		Property Type:	Self Storage
Sponsor(1)(2):	Metro Storage		Collateral:	Fee Simple
Borrower(1):	Various		Location:	Florida, Georgia, Illinois
Original Balance:	$90,000,000		Year Built / Renovated:	1990-2005 / Various
Cut-off Date Balance:	$90,000,000		Total Sq. Ft.:	1,512,033
% by Initial UPB:	7.1%		Total Units(6):	13,986
Interest Rate:	5.1375%		Property Management:	Metro Storage LLC
Payment Date:	6th of each month		Underwritten NOI:	$8,947,325
First Payment Date:	September 6, 2013		Underwritten NCF:	$8,721,195
Maturity Date:	August 6, 2023		Appraised Value(4):	$153,900,000
Amortization:	Interest Only		Appraisal Date:	June 2013
Additional Debt:	None
Call Protection:	L(26), D(89), O(5)		Historical NOI
Lockbox / Cash Management:	Springing Soft / Springing		Most Recent NOI:	$9,167,752 (T-12 April 30, 2013)
			2012 NOI:	$8,815,922 (December 31, 2012)
Reserves(3)			2011 NOI:	$8,355,792 (December 31, 2011)
	Initial	Monthly	2010 NOI:	$7,668,987 (December 31, 2010)
Taxes:	$827,333	$126,142
Insurance:	$115,657	$19,454	Historical Occupancy(7)
Replacement:	$0	$18,844	Current Occupancy:	89.2% (July 31, 2013)
			2012 Occupancy:	85.4% (December 31, 2012)
Financial Information			2011 Occupancy:	82.3% (December 31, 2011)
Cut-off Date Balance / Sq. Ft. (Unit):		$60 ($6,435)	2010 Occupancy:	78.6% (December 31, 2010)
Balloon Balance / Sq. Ft. (Unit):		$60 ($6,435)
(1)   The sponsor is also affiliated with the sponsor under the mortgage loan identified on Annex A-1 as Metro 7 Portfolio, which has a Cut-off Date Balance of $26.2 million.
(2)   See “The Borrower / Sponsor” herein for a description of the borrowers. The non-recourse carve-out guarantors are Mathew M. Nagel and K. Blair Nagel, jointly and severally.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   The appraised value is based on a portfolio valuation and incorporates a capitalization rate reduction of 0.60% applied by the appraiser to account for the portfolio nature of the collateral. The combined appraised value of all of the properties individually is $140.4 million which equates to a cut-off-date and balloon LTV ratio of 64.1%
(5)    Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment. Based on a 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.52x and 1.48x, respectively.
(6)    Total Units include 13,509 storage units and 477 parking spaces.
(7)    Occupancy based on Total Sq. Ft.

Cut-off Date LTV(4):		58.5%
Balloon LTV(4):		58.5%
Underwritten NOI DSCR(5):		1.91x
Underwritten NCF DSCR(5):		1.86x
Underwritten NOI Debt Yield:		9.9%
Underwritten NCF Debt Yield:		9.7%
Underwritten NOI Debt Yield at Balloon:		9.9%
Underwritten NCF Debt Yield at Balloon:		9.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Florida, Georgia, Illinois	Collateral Asset Summary – Loan No. 4 Metro 22 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 58.5% 1.86x 9.9%

Portfolio Summary
Property Name	Location	Total Units(1)	Total Sq. Ft.	Year Built	Allocated Loan Amount	Appraised Value(2)	Occupancy (SF / Unit)(3)
Chicago Grand	Cook, IL	1,138	99,160	2003	$14,400,000	$21,300,000	91% / 89%
Wesley Chapel	Pasco, FL	659	76,095	2000	$5,300,000	$8,040,000	89% / 91%
New Tampa/Bruce B Downs	Hillsborough, FL	443	56,295	2005	$4,700,000	$6,990,000	95% / 95%
Stockbridge	Henry, GA	865	105,485	1998	$4,700,000	$7,000,000	86% / 84%
Lithonia	DeKalb, GA	774	87,725	2001	$4,600,000	$7,500,000	83% / 80%
Batavia	Kane, IL	743	87,050	1988	$4,500,000	$8,100,000	93% / 91%
Sandy Springs	Fulton, GA	613	60,295	1998	$4,400,000	$6,200,000	93% / 94%
Belcher	Pinellas, FL	660	70,880	2001	$4,300,000	$6,600,000	89% / 86%
Seffner	Hillsborough, FL	529	59,235	2000	$4,300,000	$6,400,000	91% / 93%
Largo	Pinellas, FL	840	75,515	1990	$4,300,000	$6,300,000	86% / 81%
Fletcher	Hillsborough, FL	713	72,238	2001	$4,100,000	$6,330,000	95% / 95%
Tampa/W. Fletcher	Hillsborough, FL	602	63,348	2003	$4,000,000	$5,700,000	93% / 94%
Carrollwood	Hillsborough, FL	696	71,800	2001	$3,500,000	$6,150,000	87% / 83%
Riverview	Hillsborough, FL	487	46,275	2002	$3,300,000	$5,300,000	94% / 92%
Lutz	Pasco, FL	612	59,350	2001	$3,200,000	$5,000,000	89% / 86%
Stone Mountain	DeKalb, GA	703	75,760	2001	$3,200,000	$5,200,000	93% / 92%
Spring Hill	Hernando, FL	454	54,400	2003	$2,900,000	$4,700,000	89% / 91%
Roswell	Fulton, GA	455	62,265	1998	$2,600,000	$4,000,000	92% / 93%
Decatur	DeKalb, GA	619	71,157	2000-2002	$2,400,000	$4,200,000	75% / 74%
Lakeland	Polk, FL	472	47,515	2005	$2,200,000	$3,800,000	95% / 93%
Norcross	Gwinnett, GA	410	49,495	1994	$1,800,000	$2,800,000	90% / 88%
Lithia Springs	Douglas, GA	499	60,695	1997	$1,300,000	$2,750,000	81% / 84%
Total / Wtd. Average:		13,986	1,512,033		$90,000,000	$140,360,000	89% / 88%
(1)	Total Units include 13,509 storage units and 477 parking spaces.
(2)
The appraised values are the individual values for each property. The appraiser applied a 0.60% capitalization rate reduction due to the portfolio component of the loan which increases the appraised value of the portfolio to $153.9 million.

(3)	Occupancy based on borrower provided summaries as of July 31, 2013.

The Loan. The Metro 22 Portfolio loan (the “Metro 22 Portfolio Loan”) is a fixed rate loan secured by the borrowers’ fee simple interests in 22 self storage properties totaling 1,512,033 sq. ft. or 13,986 units located in Florida, Georgia and Illinois (the “Metro 22 Portfolio Properties”) with an original principal balance of $90.0 million.  The Metro 22 Portfolio Loan has a 10-year term and interest only payments for the term of the loan.  The Metro 22 Portfolio Loan accrues interest at a fixed rate equal to 5.1375% and has a cut-off date balance of $90.0 million.  Loan proceeds along with approximately $7.4 million of equity from the sponsor were used to retire existing debt of approximately $77.9 million, buy out a partner for approximately $17.1 million, fund upfront reserves and pay closing costs.  Based on the appraised value of $153.9 million, the cut-off date LTV ratio is 58.5% with remaining implied equity of approximately $56.5 million.  The most recent prior financing of certain Metro 22 Portfolio Properties were included in the BACM 2005-1, GSMS 2004-GG2, GECMC 2004-C1, GCCFC 2005-GG5 and GECMC 2006-C1 securitizations.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$90,000,000	92.4%	Loan Payoff	$77,928,430	80.0%
Sponsor Equity	$7,425,749	7.6%	Partnership Buyout	$17,129,938	17.6%
			Reserves	$942,990	1.0%
			Closing Costs	$1,424,391	1.5%
Total Sources	$97,425,749	100.0%	Total Uses	$97,425,749	100.0%

The Borrower / Sponsor.    The borrowers, Nagel Holdings LLC, Chicago Grand Avenue LLC, Tampa Fletcher Storage LLC, Riverview Storage LLC, Spring Hill Storage LLC, 54/41 Storage LLC, Lakeland Storage LLC, New Tampa Storage LLC, Dunwoody Storage LLC and Roswell Storage LLC, are each a Delaware limited liability company structured to be bankruptcy-remote, each with

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Florida, Georgia, Illinois	Collateral Asset Summary – Loan No. 4 Metro 22 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 58.5% 1.86x 9.9%

two independent directors in its organizational structure. The sponsors of the borrowers and the nonrecourse carveout guarantors are Matthew M. Nagel and K. Blair Nagel, jointly and severally.

Matthew and Blair Nagel are the principals of Metro Storage, a national self storage company with over 100 facilities encompassing over 6.5 million sq. ft. and serving 75,000 customers annually in 12 states. Metro Storage was founded in 1973 by Matthew and Blair Nagel’s father, and is the fifth largest privately held self storage company in the United States. Matthew and Blair Nagel have both been at Metro Storage for over 25 years. The Metro 22 Portfolio Properties were purchased by the borrowers between 2000 and 2007 for an aggregate cost of $95.8 million.  The borrowers subsequently invested $14.4 million in capital expenditures to renovate the properties and improve performance, resulting in a total cost basis of $110.2 million.

The Property. The Metro 22 Portfolio Loan is secured by the fee interest in 22 self storage properties, together consisting of approximately 1,512,033 sq. ft. The Metro 22 Portfolio Properties are located across three states with 12 located in Florida, eight in Georgia and two in Illinois. The Metro 22 Portfolio Properties range from 46,275 sq. ft. to 105,485 sq. ft., or 410 units to 1,138 units. The unit mixes include interior and exterior storage units (53.9% climate controlled), as well as RV and boat parking units.  As of July 31, 2013, the Metro 22 Portfolio Properties were 88.2% leased based on total units and 89.2% based on total sq. ft. The Metro 22 Portfolio properties are located proximate to major highways and within the major MSAs of Tampa Bay, Atlanta and Chicago.

Unit Mix
Property Name	Total Sq. Ft.	Total Units	Climate Controlled Units	Non-Climate Controlled Units	Parking/ RV Units
Chicago Grand	99,160	1,138	1,133	0	5
Wesley Chapel	76,095	659	447	212	0
New Tampa/Bruce B Downs	56,295	443	403	20	20
Stockbridge	105,485	865	153	680	32
Lithonia	87,725	774	30	634	110
Batavia	87,050	743	474	269	0
Sandy Springs	60,295	613	613	0	0
Belcher	70,880	660	545	115	0
Seffner	59,235	529	311	198	20
Largo	75,515	840	336	459	45
Fletcher	72,238	713	436	233	44
Tampa/W. Fletcher	63,348	602	240	346	16
Carrollwood	71,800	696	404	292	0
Riverview	46,275	487	123	312	52
Lutz	59,350	612	269	333	10
Stone Mountain	75,760	703	289	400	14
Spring Hill	54,400	454	121	269	64
Roswell	62,265	455	253	195	7
Decatur	71,157	619	94	511	14
Lakeland	47,515	472	400	51	21
Norcross	49,495	410	80	327	3
Lithia Springs	60,695	499	22	477	0
Total / Wtd. Average:	1,512,033	13,986	7,176	6,333	477

Environmental Matters.  The Phase I environmental reports dated July 2013 recommended no further action, except with respect to the Largo, Decatur and Batavia properties, where the Phase I environmental reports recommended the development and implementation of an asbestos operation and maintenance plans, which are in-place for all.

The Market.  The US self storage market encompassed over 50,000 self storage facilities totaling approximately 3.0 billion sq. ft. in 2012 according to industry reports. The customer base for self storage is broken down into four categories: residential, commercial, student and military, of which residential represents approximately 69.0% of the unit mix. The below chart depicts market information compared to the Metro 22 Portfolio Properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Florida, Georgia, Illinois	Collateral Asset Summary – Loan No. 4 Metro 22 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 58.5% 1.86x 9.9%

Market Comparison
				Market Comparables(1)
Property Name	Monthly Rent Per Unit	Monthly Rent PSF	Occupancy(2)	Monthly Rent Per Unit	Monthly Rent PSF	Occupancy
Chicago Grand	$152	$1.74	91%	$166	$1.90	86%
Wesley Chapel	$115	$1.00	89%	$127	$1.10	90%
New Tampa/Bruce B Downs	$151	$1.19	95%	$156	$1.17	88%
Stockbridge	$82	$0.67	86%	$95	$0.75	79%
Lithonia	$88	$0.78	83%	$116	$0.87	89%
Batavia	$105	$0.90	93%	$116	$0.99	81%
Sandy Springs	$101	$1.03	93%	$106	$1.08	80%
Belcher	$102	$0.95	89%	$114	$1.06	82%
Seffner	$118	$1.05	91%	$134	$1.15	90%
Largo	$82	$0.92	86%	$98	$1.03	80%
Fletcher	$103	$1.01	95%	$107	$0.99	87%
Tampa/W. Fletcher	$95	$0.90	93%	$98	$0.91	86%
Carrollwood	$86	$0.83	87%	$99	$0.96	84%
Riverview	$104	$1.10	94%	$122	$1.14	92%
Lutz	$87	$0.90	89%	$99	$1.00	82%
Stone Mountain	$87	$0.80	93%	$89	$0.81	81%
Spring Hill	$94	$0.79	89%	$111	$0.82	82%
Roswell	$102	$0.74	92%	$109	$0.78	83%
Decatur	$71	$0.61	75%	$94	$0.80	90%
Lakeland	$89	$0.88	95%	$97	$0.92	90%
Norcross	$81	$0.67	90%	$92	$0.76	81%
Lithia Springs	$63	$0.52	81%	$78	$0.64	82%
Wtd. Average:	$99	$0.92	89%	$110	$0.98	85%
(1)	Source: Appraisals
(2)	Based on the rent roll as of July 31, 2013, which is based on sq. ft.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Florida, Georgia, Illinois	Collateral Asset Summary – Loan No. 4 Metro 22 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 58.5% 1.86x 9.9%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 4/30/2013	U/W	U/W PSF
Base Rent(1)	$13,835,137	$14,425,901	$15,191,309	$15,492,872	$15,745,578	$10.41
Value of Vacant Space	0	0	0	0	2,590,298	1.71
Gross Potential Rent	$13,835,137	$14,425,901	$15,191,309	$15,492,872	$18,335,876	12.13
Total Recoveries	0	0	0	0	0	0.00
Total Other Income(2)	1,354,230	1,460,852	1,613,692	1,667,871	1,667,871	1.10
Less: Vacancy(3)(4)	(1,232,156)	(1,333,556)	(1,476,817)	(1,463,982)	(4,491,820)	(2.97)
Effective Gross Income	$13,957,211	$14,553,197	$15,328,183	$15,696,761	$15,511,927	10.26
Total Operating Expenses	6,288,224	6,197,405	6,512,262	6,529,009	6,564,602	4.34
Net Operating Income	$7,668,987	$8,355,792	$8,815,922	$9,167,752	$8,947,325	5.92
TI/LC	0	0	0	0	0	0.00
Capital Expenditures	0	0	0	0	226,130	0.15
Net Cash Flow	$7,668,987	$8,355,792	$8,815,922	$9,167,752	$8,721,195	5.77

(1)	U/W Base Rent based on in place rent roll as of May 19, 2013.
(2)	Total Other Income consists of delinquent fees and administrative fees.
(3)	U/W Vacancy based on in place vacancy as of May 19, 2013.
(4)	Vacancy includes rent loss and concessions.

Property Management. The Metro 22 Portfolio Properties are managed by Metro Storage LLC, an affiliate of the guarantors.

Lockbox / Cash Management. The Metro 22 Portfolio Loan is structured with a springing soft lockbox and springing cash management. The borrowers and property manager collect rents at the Metro 22 Portfolio Properties and upon a cash management trigger, the borrowers and property manager are required to deposit rents into the cash management account. In place cash management is triggered upon (i) the failure of the borrowers to maintain at the end of two consecutive calendar quarters a DSCR of 1.15x, (ii) an event of default or (iii) a bankruptcy action by any of the borrowers, the SPE component entities, the sponsor or the guarantors. An excess cash sweep is required upon (i) an event of default or (ii) a bankruptcy action by any of the borrowers, the SPE component entities, the sponsor or the guarantors.

Initial Reserves. At closing, the borrowers deposited (i) $827,333 into a tax reserve account and (ii) $115,657 into an insurance reserve account.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $126,142 into a tax reserve account, (ii) 1/12 of the estimated annual insurance premium, which currently equates to $19,454 into an insurance reserve account and (iii) $18,844 into a replacement reserve account, which is capped at $678,390.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release.    On any date after the lockout period ends, the borrowers may obtain the release of one or more Metro 22 Portfolio Properties in connection with a sale to a bona-fide third party purchaser, provided, among other things, (i) the borrowers partially defease the Metro 22 Portfolio Loan in an amount at least equal to the greater of (a) 100% of the net sale proceeds and (b) 125% of the allocated loan amount with respect to the Metro 22 Portfolio Property to be released, except with respect to a release of the New Tampa / Bruce B Downs property, the Chicago Grand property, or the Sandy Springs property, which each require defeasance of 150% of the related allocated loan amount, (ii) the DSCR on a 30-year amortizing equivalent is no less than the greater of (a) 95.0% of the DSCR immediately preceding the release and (b) 1.49x and (iii) the LTV ratio is no greater than the lesser of (a) 105.0% of the LTV ratio immediately preceding the sale and (b) 58.5% and (iv) no more than $25.0 million of the original outstanding principal balance of the Metro 22 Portfolio Loan may be defeased in connection with a partial release of collateral.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Florida, Georgia, Illinois	Collateral Asset Summary – Loan No. 4 Metro 22 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 58.5% 1.86x 9.9%

Substitution.   The borrowers are permitted to release an individual Metro 22 Portfolio Property and substitute a new property as collateral for the Metro 22 Portfolio Loan provided that, among other things, (i) the substitute property appraised value is at least equal to 110% of the value of the released property (based on the value of the individual property at the closing of the loan or the date immediately preceding the substitution, whichever is greater), (ii) after substitution, the DSCR is at least equal to the greater of (a) 95% of the DSCR immediately prior to substitution and (b) the DSCR at closing, (iii) the NOI for the substitute property for the three years preceding the substitution is greater than the NOI of the released property for each of those three years and (iv) the pro forma NOI for all of the Metro 22 Portfolio Properties (including the substitute property and excluding the released property) is at least equal to the greater of (a) 95.0% of the pro forma NOI of all of the Metro 22 Portfolio Properties (including the released property and excluding the substitute property) immediately prior to substitution and (b) the NOI of all of the Metro 22 Portfolio Properties at closing.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Florida, Georgia, Illinois	Collateral Asset Summary – Loan No. 4 Metro 22 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 58.5% 1.86x 9.9%

Lake Michigan
Barrington Hills
Carpentersville
Palatine
Northbrook
Winnetka
Wilmette
Evanston
Skokie
East Dundee
Hoffman Estates
Schaumburg
Elgin
Arlington Heights
Mount Prospect
Des Plaines
Glenview
Niles
South Elgin
Elk Grove Village
Itasca
Wayne
St. Charles
Carol Stream
Geneva
Batavia
Wheaton
Elmhurst
Lombard
Oak Park
Chicago
Berwyn
Cicero
Downers Grove
North Aurora
Warrenville
Aurora
Naperville
Oak Brook
Woodridge
Burr Ridge
Bridgeview
Oak Lawn
Bolingbrook
Lemont
Orland Park
Evergreen Park
Blue Island
Calumet Park
Riverdale
South Holland
Oak Forest
Tinley Park
Plainfield
Joliet
Glenwood
Orland Hills
Alsip
Chicago Ridge

Alpharetta
Suwanee
Kennesaw
Cross Pointe
Roswell
Johns Creek
The Summit at Piedmont
Peachtree Corners
Marietta
Sandy Springs
Brandi Cove
Chamblee
Norcross
Powder Springs
Snellville
North Atlanta
Atlanta
Lithia Springs
Clarkston
Stone Mountain
Rockbridge
Scottdale
Mountain Cove
Decatur
Lithonia
Gresham Park
Forest Park
Union City
Riverdale
Stockbridge

New Port Richey
Wesley Chapel
Zephyrhills
Land O' Lakes
Odessa
Holiday
Trinity
Tarpon Springs
Keystone
Lutz
Cheval
Saint Joseph Sound
GULF OF MEXICO
Palm Harbor
Citrus Park
Thonotosassa
Gibsonia
Dunedin
Oldsmar
Westchase
Temple Terrace
Lakeland
Town 'N' Country
Plant City
Safety Harbor
Tampa Executive Airport
Dover
Clearwater
Tampa International Airport
Seffner
Lakeland Linder Regional Airport
Belleair
Old Tampa Bay
Belleair Beach
Largo
St Petersburg International Airport
Tampa
Brandon
Indian Rocks Beach
Progress Village
Mulberry
Indian Shores
Seminole
Pinellas Park
Hillsborough Bay
Riverview
Redington Beach
Kenneth City
St Petersburg
Tampa Bay
Treasure Island
Apollo Beach
Gulfport
Greater Sun City
Ruskin

Metro 22 Portfolio

CARTIFACT.

1	Chicago Grand	465 North Desplaines Street	Chicago, IL	60654
2	Wesley Chapel	28925 Wesley Chapel Boulevard	Wesley Chapel, FL	33543
3	New Tampa/Bruce B Downs	19390 Bruce B. Downs Boulevard	Tampa, FL	33647
4	Stockbridge	5334 North Henry Boulevard	Stockbridge, GA	30281
5	Lithonia	6231 Hillandale Drive	Lithonia, GA	30058
6	Batavia	500 North Kirk Road	Batavia, IL	60510
7	Sandy Springs	8711 Dunwoody Place	Sandy Springs, GA	30350
8	Belcher	10501 Belcher Road South	Largo, FL	33777
9	Seffner	311 West Martin Luther King Boulevard	Seffner, FL	33584
10	Largo	1675 Starkey Road	Largo, FL	33771
11	Fletcher	1821 East Fletcher Avenue	Tampa, FL	33612
12	Tampa/W. Fletcher	1210 West Fletcher Avenue	Tampa, FL	33612
13	Carrollwood	4216 Gunn Highway	Tampa, FL	33618
14	Riverview	10813 Boyette Road	Riverview, FL	33569
15	Lutz	21731 State Road 54	Lutz, FL	33549
16	Stone Mountain	1491 North Hairston Road	Stone Mountain, GA	30083
17	Spring Hill	3300 Barclay Avenue	Spring Hill, FL	34609
18	Roswell	105 Mansell Road	Roswell, GA	30076
19	Decatur	5951 Covington Highway	Decatur, GA	30035
20	Lakeland	624 Robin Road	Lakeland, FL	33803
21	Norcross	5094 Singleton Road	Norcross, GA	30093
22	Lithia Springs	3129 Veterans Memorial Highway	Lithia Springs, GA	30122

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7804 Abercorn Street Savannah, GA 31406	Collateral Asset Summary – Loan No. 5 Oglethorpe Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 63.4% 1.75x 10.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7804 Abercorn Street Savannah, GA 31406	Collateral Asset Summary – Loan No. 5 Oglethorpe Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 63.4% 1.75x 10.5%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Super Regional Mall
Sponsor:	GGPLP Real Estate, Inc.			Collateral:	Fee Simple
Borrower:	Oglethorpe Mall L.L.C.			Location:	Savannah, GA
Original Balance(1):	$90,000,000			Year Built / Renovated:	1969 / 2002
Cut-off Date Balance(1):	$90,000,000			Total Sq. Ft.:	942,726
% by Initial UPB:	7.1%			Total Collateral Sq. Ft.(7):	626,966
Interest Rate:	3.9000%			Property Management:	Self-managed
Payment Date:	1st of each month			Underwritten NOI:	$15,720,877
First Payment Date:	August 1, 2013			Underwritten NCF:	$14,876,736
Maturity Date:	July 1, 2023			Appraised Value:	$236,500,000
Amortization:	Interest only for first 60 months, 360			Appraisal Date:	June 9, 2013
	months thereafter
Additional Debt(2):	Future Mezzanine Debt Permitted			Historical NOI
Call Protection(3)(4):	L(27), D(89), O(4)			Most Recent NOI:	$14,840,310 (T-12 June 30, 2013)
Lockbox / Cash Management:	Hard / Springing			2012 NOI:	$14,469,634 (December 31, 2012)
				2011 NOI:	$13,821,058 (December 31, 2011)
Reserves(5)				2010 NOI:	$13,055,795 (December 31, 2010)
	Initial		Monthly
Taxes:	$0		Springing	Historical Occupancy(8)
Insurance:	$0		Springing	Current Occupancy:	95.2% (July 31, 2013)
Replacement:	$0		Springing	2012 Occupancy:	97.3% (December 31, 2012)
TI/LC:	$112,500		Springing	2011 Occupancy:	96.2% (December 31, 2011)
				2010 Occupancy:	95.4% (December 31, 2010)
Financial Information
(1)  The Original Balance and Cut-off Date Balance of $90.0 million represent the controlling Note A-1 of the $150.0 million Oglethorpe Mall Loan Combination evidenced by two pari passu notes. The pari passu companion loan is also comprised of the non-controlling Note A-2, with an original principal balance of $60.0 million, which is expected to be contributed to a future securitization.
(2)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(3)   The lockout period will be at least 27 payment dates beginning with and including the first payment date of August 1, 2013. Defeasance of the full $150.0 million Oglethorpe Loan Combination is permitted after the date that is the earlier to occur of (i) two years from the closing date of the securitization that includes the last pari passu note to be securitized and (ii) July 1, 2016.
(4)   See “Partial Release” herein.
(5)   See “Initial Reserves” and “Ongoing Reserves” herein.
(6)   Based on Total Collateral Sq. Ft. of 626,966 sq. ft.
(7)   Excludes Belk and Sears, which are not part of the collateral.
(8)   Current Occupancy and Historical Occupancy are based on Total Collateral Sq. Ft.

Cut-off Date Balance / Sq. Ft.(6):		$239
Balloon Balance / Sq. Ft.(6):		$217
Cut-off Date LTV:		63.4%
Balloon LTV:		57.5%
Underwritten NOI DSCR:		1.85x
Underwritten NCF DSCR:		1.75x
Underwritten NOI Debt Yield:		10.5%
Underwritten NCF Debt Yield:		9.9%
Underwritten NOI Debt Yield at Balloon:		11.6%
Underwritten NCF Debt Yield at Balloon:		10.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7804 Abercorn Street Savannah, GA 31406	Collateral Asset Summary – Loan No. 5 Oglethorpe Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 63.4% 1.75x 10.5%

Tenant Summary
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual UW Base Rent PSF	Total Sales (000s)(2)(3)	Sales PSF(2)(3)	Occupancy Cost (% of Sales)(2)

Non-Collateral Anchors
Belk	NR/NR/NR	159,892	NAP	NAP	NAP	$36,000	$225	NAP
Sears	CCC/B3/CCC+	155,868	NAP	NAP	NAP	$14,200	$91	NAP
Total		315,760				$50,200	$159

Collateral Anchors
Macy’s	BBB/Baa3/BBB	135,000	21.5%	2/2/2018(4)	$7.30	$19,571	$145	5.4%
JC Penney	B-/Caa1/CCC+	85,824	13.7%	7/31/2017(5)	$4.00	$17,600	$205	2.1%
Subtotal		220,824	35.2%			$37,171	$168	3.8%

Major Tenants
Stein Mart	NR/NR/NR	37,119	5.9%	11/30/2015	$6.55	$5,003	$135	5.4%
Barnes & Noble	NR/NR/NR	27,136	4.3%	1/31/2016	$17.50	$7,845	$289	6.1%
Old Navy	BBB-/Baa3/BBB-	15,656	2.5%	1/31/2015	$18.00	$6,843	$437	4.1%
		79,911	12.7%			$19,691	$246	5.2%

In-Line Tenants (<10,000) sq. ft.		261,539	41.7%		$35.90	$104,258	$419	12.7%

Specialty Leasing		15,594	2.5%		NAP	NAV	NAV	NAV
Outparcel		11,346	1.8%		$11.50	NAV	NAV	NAV
Food Court		7,842	1.3%		$127.07	$5,973	$928	17.2%
Total Occupied Collateral		597,056	95.2%

Vacant		29,910	4.8%
Total Collateral		626,966	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
Total Sales (000s), Sales PSF and Occupancy Cost (% of Sales) are provided by the borrower and only include tenants reporting an entire 12 months of sales as of June 30, 2013, except for Belk, Sears, Macy’s and JC Penney, which are as of year-end 2012. Based on a percentage of collateral square feet, approximately 95.1% of in-line tenants and 95.0% of total tenants reported sales for the period.

(3)	Total Sales (000s) and Sales PSF figures for both Belk and Sears are estimates provided by the borrower.
(4)	Macy’s has three remaining five-year extension options at fixed rent of $7.30 PSF.
(5)	JC Penney has two remaining five-year extension options at fixed rent of $4.00 PSF.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7804 Abercorn Street Savannah, GA 31406	Collateral Asset Summary – Loan No. 5 Oglethorpe Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 63.4% 1.75x 10.5%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	2	2,097	0.3%	2,097	0.3%	$65.33	1.1%	1.1%
2013	8	11,402	1.8%	13,499	2.2%	$35.13	3.1%	4.2%
2014	15	41,100	6.6%	54,599	8.7%	$20.82	6.7%	10.8%
2015	19	101,263	16.2%	155,862	24.9%	$21.01	16.6%	27.4%
2016	13	56,188	9.0%	212,050	33.8%	$25.18	11.0%	38.4%
2017	13	126,145	20.1%	338,195	53.9%	$13.27	13.0%	51.5%
2018	7	170,126	27.1%	508,321	81.1%	$11.17	14.8%	66.2%
2019	4	11,127	1.8%	519,448	82.9%	$42.83	3.7%	70.0%
2020	6	9,042	1.4%	528,490	84.3%	$57.19	4.0%	74.0%
2021	9	31,719	5.1%	560,209	89.4%	$33.48	8.3%	82.2%
2022	9	20,091	3.2%	580,300	92.6%	$64.31	10.1%	92.3%
2023	6	15,756	2.5%	596,056	95.1%	$55.79	6.8%	99.1%
Thereafter	1	1,000	0.2%	597,056	95.2%	$110.00	0.9%	100.0%
Vacant	NAP	29,910	4.8%	626,966	100.0%	NAP	NAP
Total / Wtd. Avg.	112	626,966	100.0%			$21.52	100.0%
(1)
Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the site plan.

The Loan.    The Oglethorpe Mall loan (the “Oglethorpe Mall Loan”) consists of the controlling Note A-1 with an original principal amount of $90.0 million of a fixed rate loan secured by the borrower’s fee simple interest in a 626,966 sq. ft. portion of a super regional mall located at 7804 Abercorn Street in Savannah, Georgia (the “Oglethorpe Mall Property”) with an original principal balance of $150.0 million (the “Oglethorpe Mall Loan Combination”). The $150.0 million Oglethorpe Mall Loan Combination is evidenced by two pari passu notes. Only the Note A-1, with an original balance of $90.0 million is included in the COMM 2013-CCRE11 trust. The non-controlling Note A-2, with an original principal balance of $60.0 million, is expected to be contributed to a future securitization.

The Oglethorpe Mall Loan has a 10-year term and amortizes on a 30-year schedule after an initial 60-month interest only period. The Oglethorpe Mall Loan accrues interest at a fixed rate equal to 3.9000% per annum and has a cut-off date balance of $150.0 million. Loan proceeds were used to retire existing debt of approximately $129.8 million and fund reserves and closing costs of approximately $0.5 million, giving the sponsor a return of equity of approximately $19.7 million. Based on the appraised value of $236.5 million as of June 9, 2013, the cut-off date LTV ratio is 63.4% and the remaining implied equity is $86.5 million. The most recent prior financing of the Oglethorpe Mall Property was included in the GECMC 2005-C3 and GECMC 2005-C4 transactions.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$150,000,000	100.0%	Loan Payoff	$129,795,148	86.5%
			Reserves	$112,500	0.1%
			Closing Costs	$436,810	0.3%
			Return of Equity	$19,655,542	13.1%
Total Sources	$150,000,000	100.0%	Total Uses	$150,000,000	100.0%

The Borrower / Sponsor.    The borrower, Oglethorpe Mall L.L.C., is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carveout guarantor is GGPLP Real Estate, Inc. (the “Guarantor”), a subsidiary of General Growth Properties, Inc.

General Growth Properties, Inc. (“GGP”) is one of the largest real estate investment trusts in the United States and owns, manages and develops regional malls throughout the United States and Brazil. As of June 30, 2013, GGP owned or had an interest in 123 regional shopping malls in the United States and 18 malls in Brazil, comprising approximately 134 million sq. ft. of leasable space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7804 Abercorn Street Savannah, GA 31406	Collateral Asset Summary – Loan No. 5 Oglethorpe Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 63.4% 1.75x 10.5%

GGP filed for Chapter 11 bankruptcy protection in April 2009 as a result of disruption in the CMBS markets leading to its inability to refinance its maturing CMBS debt. Oglethorpe Mall was part of the Chapter 11 filing. Per the Plan of Reorganization, GGP split into two publicly traded companies (New GGP and Howard Hughes Corporation), representing a separation of stable, income-producing malls from master-planned communities and real estate development opportunities. GGP received a $6.8 billion equity investment that was used to repay all creditors. In November 2010, GGP raised equity and was able to exit bankruptcy.

The Property.    The Oglethorpe Mall Property consists of 626,966 collateral sq. ft. of a 942,726 sq. ft., single-level, enclosed super regional mall located in Savannah, Georgia. The Oglethorpe Mall Property collateral excludes 315,760 sq. ft. of anchor space owned by Belk and Sears and is 95.2% occupied as of July 31, 2013. The Oglethorpe Mall Property was constructed in 1969 and renovated in 2002 for approximately $12.0 million (approximately $19 per collateral sq. ft.), which included a common area refresh as well as renovations to the food court. In addition, there are 4,655 parking spaces for a parking ratio of 4.94 spaces per 1,000 sq. ft., based on total sq. ft.

The subsequent chart represents historical sales PSF at Oglethorpe Mall Property. Since 2009, in-line tenant sales have averaged $424 PSF. Major tenant sales have increased 4.7% from $235 PSF to $246 PSF over the same time period. As of year-end 2012, Belk had estimated sales of $225 PSF, in excess of the national average of $136 PSF. During the same period, JC Penney also reported sales of $205 PSF, above the national average of $128 PSF.

Historical Sales PSF(1)
	2009	2010	2011(2)	2012(2)	T-12 6/30/2013	2012 National Average	T-12 6/30/2013 Occupancy Cost(3)
Belk	NAV	NAV	$213	$225	NAV	$136	NAP
Sears(4)	NAV	NAV	$96	$91	NAV	$154	NAP
Macy’s	$180	$153	$151	$145	NAV	$162	5.4%
JC Penney	$200	$198	$206	$205	NAV	$128	2.1%

Major Tenants (>10,000 Sq. Ft.)	$235	$248	$240	$243	$246	NAP	5.2%

In-Line Tenants(5)	$417	$428	$437	$419	$419	NAP	12.7%
(1)	Historical Sales PSF is based on historical operating statements provided by the borrower.
(2)	2011-2012 Sales PSF figures for Belk and Sears are based upon borrower estimates of sales.
(3)	Represents occupancy cost as of year-end 2012 for Macy’s and JC Penney.
(4)	Sears estimated gross sales for 2012 were $14.2 million versus the 2012 national average of $8.74 million in gross sales per store.
(5)	Approximately 95.1% of in-line tenants by collateral sq. ft. report sales as of the trailing 12 months ended June 2013.

Environmental Matters.    The Phase I environmental report dated June 21, 2013 recommended no action at the Oglethorpe Mall Property.

The Market.    The Oglethorpe Mall Property is located in the Savannah metropolitan statistical area in southeast Georgia. The Oglethorpe Mall Property is located in an established commercial area along the southeastern side of Abercorn Street between White Bluff Road and Mall Boulevard, approximately seven miles southwest of downtown Savannah. Abercorn Street is the primary commercial thoroughfare in Savannah and links the neighborhood with Interstate 95 to the west and with the Savannah CBD to the north. Between 2000 and 2013, the population within Savannah increased at an annual rate of 1.7% to its current level of 364,950. Over the next five years, the population is expected to continue to grow at a rate of approximately 1.4% per year. Average household income in the primary trade area in 2013 was $60,528, up 15.7% from $52,327 in 2000 and is expected to grow to $61,808 by 2018.

The Oglethorpe Mall Property is located within the Greater Savannah submarket of the Savannah metropolitan statistical area. The Greater Savannah submarket is the largest in the MSA and as of the first quarter 2013 consists of approximately 12.6 million sq. ft. with average vacancy of 5.4% and asking rents of $13.30 PSF, slightly below the market vacancy of 6.2% and market asking rents of $14.22 PSF. The Oglethorpe Mall Property’s primary competitive set includes two other shopping centers and its secondary competition includes two outlet centers within 25 miles of the property, totaling approximately 1.6 million sq. ft. with a weighted average vacancy of 6.4%. The Oglethorpe Mall Property has anchor exclusivity among its competitive set for all four of its anchor tenants and the only other department store in the Oglethorpe Mall Property’s competitive set is the Dillard’s located at Savannah Mall.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7804 Abercorn Street Savannah, GA 31406	Collateral Asset Summary – Loan No. 5 Oglethorpe Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 63.4% 1.75x 10.5%

The primary competition for the Oglethorpe Mall Property includes Savannah Mall, which is the only other enclosed mall in the Savannah market, located approximately 3.5 miles from the property. Savannah Mall’s major tenants include Dillard’s, Target, Bass Pro Shops, Burlington Coat Factory and Virginia College. Per the appraisal, Savannah Mall’s most recent comparable in-line sales PSF were $250, which is lower than the Oglethorpe Mall Property’s reported in-line sales of $419 PSF as of June 30, 2013. Abercorn Common, the Oglethorpe Mall Property’s other primary competitor, is an anchored retail power center with tenants including Ashley Furniture, Home Goods, Michaels and Office Depot. Secondary competition for the Oglethorpe Mall Property includes Savannah Festival Outlet Center and a Tanger Outlet Center. After Savannah Mall, the nearest enclosed mall to the Oglethorpe Mall Property in its competitive set is Statesboro Mall in Statesboro, Georgia, approximately 48 miles away.

Competitive Set(1)
Name	Oglethorpe Mall	Abercorn Common	Savannah Mall	Savannah Festival Outlet Center	Tanger Outlet Center
Distance from Subject	NAP	0.4 miles	3.5 miles	9.8 miles	23.5 miles
Property Type	Super Regional Mall	Power Center	Super Regional Mall	Outlet Center	Outlet Center
Year Built / Renovated	1969 / 2002	2005 / NAP	1990 / NAP	1988 / NAP	1988 / 2000
Total Occupancy(2)	96.8%	98.0%	92.0%	83.0%	100.0%
Size (Sq. Ft.)(2)	942,726	185,244	962,529	130,600	328,508
Anchors / Major Tenants	Belk, Sears, Macy’s, JC Penney	Ashley Furniture, Home Goods, Michaels, Office Depot	Dillard’s, Target, Bass Pro Shops, Burlington Coat Factory, Virginia College	Beall’s Outlet	Nike
(1)	Source: Appraisal
(2)	Total Occupancy and Size (Sq. Ft.) for the Oglethorpe Mall include Belk (159,892 sq. ft.) and Sears (155,868 sq. ft.), which are not part of the collateral.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 6/30/2013	U/W	U/W PSF
Base Rent(1)	$10,349,100	$10,966,467	$11,914,371	$12,240,424	$13,098,263	$20.89
Value of Vacant Space	0	0	0	0	1,176,034	1.88
Gross Potential Rent	$10,349,100	$10,966,467	$11,914,371	$12,240,424	$14,274,297	$22.77
Total Recoveries	4,850,029	4,837,996	4,719,913	4,830,029	4,942,169	7.88
Total Other Income	3,224,113	3,257,338	3,228,007	2,925,577	2,838,169	4.53
Less: Bad Debt	(121,297)	4,532	(165,201)	(108,684)	0	0.00
Less: Vacancy(2)	0	0	0	0	(1,176,034)	(1.88)
Effective Gross Income	$18,301,944	$19,066,332	$19,697,090	$19,887,345	$20,878,601	$33.30
Total Operating Expenses	5,246,149	5,245,274	5,227,456	5,047,035	5,157,725	8.23
Net Operating Income	$13,055,795	$13,821,058	$14,469,634	$14,840,310	$15,720,877	$25.07
TI/LC	0	0	0	0	643,512	1.03
Capital Expenditures	0	0	0	0	200,629	0.32
Net Cash Flow	$13,055,795	$13,821,058	$14,469,634	$14,840,310	$14,876,736	$23.73

(1)	U/W Base Rent includes $252,137 in contractual step rent through July 2014.
(2)	U/W Vacancy represents 5.3% of gross income.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7804 Abercorn Street Savannah, GA 31406	Collateral Asset Summary – Loan No. 5 Oglethorpe Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 63.4% 1.75x 10.5%

Property Management.    The Oglethorpe Mall Property is self-managed by the borrower.

Lockbox / Cash Management.    The Oglethorpe Mall Loan is structured with a hard lockbox and springing cash management. All rents and other payments will be deposited directly into a clearing account controlled by lender, and are then transferred to an account controlled by the borrower until the occurrence of a Trigger Period, as defined below. Additionally, all excess cash will be swept into a lender-controlled account during a Cash Sweep Event Period, as defined below.

A “Trigger Period” will begin upon the first to occur of (i) a Cash Sweep Event Period, (ii) the DSCR falls below 1.25x or (iii) an event of default under the mezzanine loan documents and such Trigger Period will end (a) with respect to a Trigger Period continuing pursuant to clause (i), upon the end of the Cash Sweep Event Period, (b) with respect to a Trigger Period continuing due to clause (ii), the DSCR is greater than 1.25x for two consecutive quarters and (c) with respect to a Trigger Period continuing due to clause (iii), receipt of a notice from the mezzanine lender in question to the effect that the applicable default has been cured or waived.

A “Cash Sweep Event Period” will commence upon the occurrence of (i) an event of default under the loan documents or (ii) a bankruptcy action of the borrower, guarantor or property manager (if one is appointed) and such Cash Sweep Event Period will end upon (a) with respect to a Cash Sweep Event Period continuing pursuant to clause (i), the date the event of default has been cured and such cure has been accepted by lender or (b) with respect to a Cash Sweep Event Period continuing pursuant to clause (ii), (x) the date that the bankruptcy action has been discharged, stayed or dismissed or (y) with respect to guarantor or property manager (if one is appointed), upon the replacement of such guarantor or property manager (if one is appointed) in accordance with the loan documents.

Initial Reserves.    At closing, the borrower deposited $112,500 into a reserve account for unfunded TI/LC obligations associated with the Zumiez tenant.

Ongoing Reserves.    During a Trigger Period (as defined above), the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes into a tax reserve account, (ii) $16,719 into a capital expenditure account, subject to a cap of $200,628 and (iii) $33,845 into a TI/LC reserve account, subject to a cap of $406,140. In addition, during a Trigger Period, the borrower is required to deposit 1/12 of the estimated annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    The borrower is permitted to obtain future mezzanine debt secured by its direct or indirect ownership interests in the borrower from and after February 1, 2014, subject to the satisfaction of certain conditions and requirements, including, among other things, (i) a combined LTV ratio equal to or less than 60.25% and (ii) a combined DSCR equal to or greater than 1.90x.

Partial Release.  Upon 30 days prior notice, the borrower may obtain the release of any vacant, non-income producing, unimproved parcel provided, among other conditions, (i) there is no event of default, (ii) the release property is not necessary for the remaining property to comply with zoning or legal requirements, (iii) the release does not affect any rating agency downgrade and (iv) the release will not result in an LTV ratio that does not comply with REMIC guidelines.

Substitution of Collateral.  Upon 30 days prior notice, the borrower may substitute other parcels in place of one or more of the parcels currently securing the loan if the borrower satisfies certain conditions and requirements, including, among other conditions, (i) there is no event of default, (ii) the exchanged parcel is vacant, non-income producing and unimproved and (iii) the substitute parcel complies with all REMIC, tax and zoning laws and the borrower delivers all required documentation per the loan documents.

Acquired Expansion Parcels.  The borrower has the right, at its own expense, to acquire one or more parcels to become additional collateral for the loan whereupon, after amending the mortgage, such parcel will constitute a portion of the Oglethorpe Mall Property. Such expansion is permitted if, among other requirements and conditions, such expansion does not adversely affect the DSCR with respect to the loan (except in a de minimis manner, as determined by lender).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7804 Abercorn Street Savannah, GA 31406	Collateral Asset Summary – Loan No. 5 Oglethorpe Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 63.4% 1.75x 10.5%

Site plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7804 Abercorn Street Savannah, GA 31406	Collateral Asset Summary – Loan No. 5 Oglethorpe Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 63.4% 1.75x 10.5%

SAVANNAH/HILTON HEAD INT'L AIRPORT
SOUTH CAROLINA
Charlotte
Greenville
SOUTH CAROLINA
Atlanta
Columbia
Augusta
Macon
Charleston
GEORGIA
Savannah
Atlantic Ocean
Little Back River
Savannah River
SPEEDWAY BLVD
Mary Calder Golf Course
The Club At Savannah Harbor
Garden City
W BAY ST
SCAD Museum of Art
City Market
Savannah History Museum
E LIBERTY
HISTORIC DISTRICT
W GASTON ST
Forsyth Park
E ANDERSON ST
EASTSIDE
Savannah Golf Club
ISLANDS EXPY
E 37TH ST
MARTIN LUTHER KING JR BLVD
HARRY S TRUMAN PKWY
Savannah
GEORGIA
E VICTORY DR
MIDTOWN
Daffin Park
McAlpin Square
Victory Square
E 52ND ST
MONTGOMERY ST
COLUMBUS DR
Thunderbolt
VETERANS PKWY
E DERENNE AVE
Candler Hospital
Memorial University Medical Center
Savannah State University
Wilmington River
ABERCORN ST
WATERS AVE
Oglethorpe Mall
7804 Abercorn Street
Savannah, GA 31406
Bacon Park Shopping Center
Bacon Park Golf Course
EISENHOWER DR
HUNTER ARMY AIRFIELD
Hunter Golf Club
Georgia Regional Hospital at Savannah
E MONTGOMERY CROSS RD
Montgomery Crossroads Shopping Center
Memorial Stadium
Picadilly Square Shopping Center
St Joseph's Hospital
Savannah Mall
ABERCORN ST
Armstrong Atlantic State University
TRUMAN PKWY
FERGUSON AVE
Wormsloe Historic Site
La Vida Country Club
Vernonburg
Skidaway Island State Park
The Landings Golf Course
Vernon River
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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624 South Grand Avenue Los Angeles, CA 90017	Collateral Asset Summary – Loan No. 6 One Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 41.1% 2.93x 14.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

624 South Grand Avenue Los Angeles, CA 90017	Collateral Asset Summary – Loan No. 6 One Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 41.1% 2.93x 14.5%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition			Property Type:	CBD Office / Telecom / Collocation
Credit Assessment	Baa2 / BBB / A (low)			Collateral:	Fee Simple
(Moody’s/Fitch/DBRS):				Location:	Los Angeles, CA
Sponsor(1):	GI Partners; CalPERS			Year Built / Renovated:	1967 / 1992
Borrower:	GI TC One Wilshire, LLC			Total Sq. Ft.:	663,035
Original Balance(2):	$80,000,000			Property Management:	Hines Interests Limited Partnership
Cut-off Date Balance(2):	$80,000,000			Underwritten NOI:	$26,045,542
% by Initial UPB:	6.3%			Underwritten NCF:	$25,050,989
Interest Rate:	4.6850%			Appraised Value:	$437,500,000
Payment Date:	6th of each month			Appraisal Date:	May 22, 2013
First Payment Date:	September 6, 2013
Maturity Date:	August 6, 2023			Historical NOI
Amortization:	Interest Only			2012 NOI:	$25,350,120 (December 31, 2012)
Additional Debt(2):	$100,000,000 Pari Passu Debt			2011 NOI:	$23,783,025 (December 31, 2011)
Call Protection:	L(26), D(90), O(4)			2010 NOI:	$22,776,882 (December 31, 2010)
Lockbox / Cash Management:	Soft Springing Hard / Springing			2009 NOI:	$21,901,570 (December 31, 2009)

Reserves(3)				Historical Occupancy
	Initial		Monthly	Current Occupancy:	91.7% (June 30, 2013)
Taxes:	$0		Springing	2012 Occupancy:	94.3% (December 31, 2012)
Insurance:	$0		Springing	2011 Occupancy:	93.0% (December 31, 2011)
Replacement:	$0		Springing	2010 Occupancy:	95.2% (December 31, 2010)
TI/LC:	$0		Springing	2009 Occupancy:	96.5% (December 31, 2009)
Required Repairs:	$938,464		NAP
(1)   The sponsor and recourse carveout guarantor of the One Wilshire Loan is TechCore, LLC, a joint venture between CalPERS and GI Partners.
(2)   The Original Balance and Cut-off Date Balance of $80.0 million represent the non-controlling Note A-2 of a $180.0 million whole loan (the “One Wilshire Loan Combination”) evidenced by two pari passu notes. The pari passu companion loan is the controlling Note A-1 with an original principal amount of $100.0 million, which was included in the COMM 2013-CCRE10 securitization.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate One Wilshire Loan Combination.
(5)   Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment. Based on a 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.33x and 2.24x, respectively.

Financial Information(4)
Cut-off Date Balance / Sq. Ft.:		$271
Balloon Balance / Sq. Ft.:		$271
Cut-off Date LTV:		41.1%
Balloon LTV:		41.1%
Underwritten NOI DSCR(5):		3.05x
Underwritten NCF DSCR(5):		2.93x
Underwritten NOI Debt Yield:		14.5%
Underwritten NCF Debt Yield:		13.9%
Underwritten NOI Debt Yield at Balloon:		14.5%
Underwritten NCF Debt Yield at Balloon:		13.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

624 South Grand Avenue Los Angeles, CA 90017	Collateral Asset Summary – Loan No. 6 One Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 41.1% 2.93x 14.5%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(2)	% of Total U/W Base Rent	Lease Expiration

Telecom Tenants(2)
CoreSite(3)(4)	NR/NR/NR	159,848	24.1%	$77.90	37.9%	2017/2022
Verizon(5)	A/A3/A-	67,703	10.2%	$58.31	12.0%	2013/2015-2018
Qwest Communications Corp.(6)	BB+/Ba1/NR	30,070	4.5%	$68.60	6.3%	2018/2020
IX2 Wilshire, LLC	NR/NR/NR	12,739	1.9%	$47.88	1.9%	12/31/2013
Global Crossing Bandwidth, Inc.(7)	NR/NR/NR	11,676	1.8%	$65.71	2.3%	2014/2023
Total Major Telecom Tenants		282,036	42.5%	$70.35	60.4%
Remaining Telecom Tenants		158,799	24.0%	55.74	27.0%
Total Tenants		440,835	66.5%	$65.09	87.4%
Vacant Telecom		54,297	8.2%
Total Telecom		495,132	74.7%

Office Tenants
Musick, Peeler & Garrett LLP	NR/NR/NR	106,475	16.1%	$23.60	7.7%	10/31/2023
Crowell, Weedon & Company(8)	NR/NR/NR	44,899	6.8%	$29.10	4.0%	12/31/2024
Total Office Tenants		151,374	22.8%	$25.23	11.6%
Total Retail Tenants		10,209	1.5%	$32.02	1.0%
Total Commercial Tenants		656,715	99.0%	$54.50	100.0%
Storage		6,320	1.0%
Total		663,035	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
CoreSite’s lease is structured as a gross lease plus electricity.  All other telecom tenant leases are structured as modified gross leases plus electricity along with additional infrastructure usage charges (approximately $15.44 PSF).

(3)	CoreSite has 42,913 sq. ft. of telecom space expiring in 2017 and 116,935 sq. ft. expiring in 2022.
(4)	CoreSite has three consecutive 5-year extension options.
(5)	Verizon has 3,608 sq. ft. of telecom space expiring in 2013, 2,253 sq. ft. expiring in 2015, 18,835 sq. ft. expiring in 2016, 24,283 sq. ft. expiring in 2017 and 18,724 sq. ft. expiring in 2018.
(6)	Qwest Communications Corp. has 22,277 sq. ft. expiring in 2018 and 7,793 sq. ft. expiring in 2020.
(7)	Global Crossing Bandwidth, Inc. has 2,756 sq. ft. expiring in 2014 and 8,920 sq. ft. expiring in 2023.
(8)
Crowell, Weedon & Company has a one-time option to terminate up to 19,419 sq. ft. (43.3% of Crowell, Weedon & Company’s total sq. ft.) located on either or both of the 25th and 29th floors effective December 31, 2020 with no less than 180 days notice and payment of two months of base rent for the terminated space and any remaining unamortized tenant improvements and leasing commissions.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

624 South Grand Avenue Los Angeles, CA 90017	Collateral Asset Summary – Loan No. 6 One Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 41.1% 2.93x 14.5%

Lease Rollover Schedule(1)
Year	# of Suites Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	15	33,931	5.1%	33,931	5.1%	$36.86	3.8%	3.8%
2014	8	30,282	4.6%	64,213	9.7%	$40.01	3.7%	7.5%
2015	9	27,800	4.2%	92,013	13.9%	$58.45	4.9%	12.4%
2016	9	40,870	6.2%	132,883	20.0%	$54.41	6.8%	19.2%
2017(2)	24	94,781	14.3%	227,664	34.3%	$61.69	17.8%	37.0%
2018	9	52,813	8.0%	280,477	42.3%	$66.61	10.7%	47.7%
2019	6	13,663	2.1%	294,140	44.4%	$71.14	3.0%	50.7%
2020	2	11,700	1.8%	305,840	46.1%	$71.24	2.5%	53.2%
2021	3	8,210	1.2%	314,050	47.4%	$63.29	1.6%	54.8%
2022(2)	26	129,963	19.6%	444,013	67.0%	$79.56	31.5%	86.3%
2023	7	116,793	17.6%	560,806	84.6%	$27.32	9.7%	96.0%
Thereafter	5	47,298	7.1%	608,104	91.7%	$27.62	4.0%	100.0%
Vacant	NAP	54,931	8.3%	663,035	100.0%	NAP	NAP
Total / Wtd. Avg.	123	663,035	100.0%			$54.00	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.
(2)	CoreSite has 42,913 sq. ft. of telecom space expiring in 2017 and 116,935 sq. ft. expiring in 2022 with three consecutive options to extend its lease term for a period of five years each.

The Loan.    The One Wilshire loan (the “One Wilshire Loan”) is a fixed rate loan secured by the fee simple interest in a 663,035 sq. ft., telecom/collocation and office building with a subterranean parking garage located at 624 South Grand Avenue in downtown Los Angeles, California between 6th and 7th Streets (the “One Wilshire Property”) with an original principal balance of $80.0 million.  The One Wilshire Loan is comprised of the non-controlling Note A-2 of a $180.0 million whole loan that is evidenced by two pari passu notes (collectively, the “One Wilshire Loan Combination”).  Only the $80.0 million non-controlling Note A-2 will be included in the COMM 2013-CCRE11 commercial mortgage trust.  The controlling Note A-1, with an original principal balance of $100.0 million, was securitized in the COMM 2013-CCRE10 trust.  The One Wilshire Loan has a 10-year term and interest only payments for the term of the loan.  The One Wilshire Loan accrues interest at a fixed rate equal to 4.6850% and has a cut-off date balance of $80.0 million.  Loan proceeds along with approximately $260.0 million of equity from the sponsor were used to acquire the One Wilshire Property for an allocated purchase price of $437.5 million as part of a portfolio acquisition, fund reserves and pay closing costs.  Based on the appraised value of $437.5 million as of May 22, 2013, the cut-off date LTV ratio is 41.1%.  The most recent prior financing of the One Wilshire Property was not included in a securitization.

The relationship between the holders of Note A-1 and Note A-2 will be governed by a co-lender agreement as described under “Description of the Mortgage Pool – Loan Combinations / Split Loan Structures – The One Wilshire Loan Combination” in the accompanying Free Writing Prospectus.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan Amount	$180,000,000	40.9%	Purchase Price(1)	$437,500,000	99.4%
Sponsor Equity	$260,041,844	59.1%	Reserves	$938,464	0.2%
			Closing Costs	$1,603,380	0.4%
Total Sources	$440,041,844	100.0%	Total Uses	$440,041,844	100.0%
(1)
The sponsor purchased the One Wilshire Property from an affiliate of Hines Interests Limited Partnership, the property manager, as part of a two property portfolio acquisition. The allocated purchase price for the One Wilshire Property is $437.5 million.

The Borrower / Sponsor.    The borrower, GI TC One Wilshire, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carveout guarantor is TechCore, LLC.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

624 South Grand Avenue Los Angeles, CA 90017	Collateral Asset Summary – Loan No. 6 One Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 41.1% 2.93x 14.5%

TechCore, LLC is a $500 million core real estate fund capitalized by California Public Employees’ Retirement System (“CalPERS”) and GI Partners that invests in data centers, internet gateways, corporate campuses for technology tenants and life science properties located in core metropolitan cities throughout the United States.

CalPERS is the largest public pension fund in the United States with approximately $260 billion in assets.  The retirement system administers retirement benefits for more than 1.6 million current and retired California state, public school and local public agency employees and their families on behalf of more than 3,000 public employers in the state and health benefits for 1.3 million enrollees.

GI Partners is a multi-strategy private equity investment manager established in 2001 with 46 investment professionals.  Since inception, the firm has managed assets valued at more than $8.5 billion through three discretionary private equity funds and five separate real estate accounts for recognized institutional investors including the largest state and sovereign pension funds in North America, Europe and the Middle East.

The Property.    The One Wilshire Property is a 91.7% occupied 30-story office building and mission critical collocation center built in 1967 and renovated in 1992 that offers equipment space and bandwidth for rental.  Collocation centers provide tenants and customers with a central hub offering power, bandwidth and cooling that allows for efficient interconnectivity. The One Wilshire Property totals 663,035 sq. ft. and is comprised of 495,132 sq. ft. of telecom space, 151,374 sq. ft. of office space, 10,209 sq. ft. of retail space, 6,320 sq. ft. of storage space and a five-level subterranean parking garage.  As of June 30, 2013, the telecom space was approximately 89.0% occupied (87.4% of U/W Base Rent), the office space was 100.0% occupied (11.6% of U/W Base Rent) and the retail space was 100.0% occupied (1.0% of U/W Base Rent).

The One Wilshire Property operated as a traditional office building until 1992 when it was converted to a telecom building through the installation of infrastructure necessary to attract telecom companies.  Since 2001, prior owners and current tenants have invested over $50.0 million into the One Wilshire Property’s power, cooling and communications infrastructure.  The One Wilshire Property is recognized as the primary communications hub connecting North America and Asia, the most significant point of interconnection in the Western United States and one of the top three network interconnection points in the world.

The One Wilshire Property’s largest tenant, CoreSite, operates the One Wilshire Property’s main interconnection point, or “Meet-Me-Room”, located on the 4th floor, a central hub that connects more major internet service providers than any other property in the United States and provides six times the amount of connectivity of any other data center in Los Angeles.  While most typical collocation centers are served by 20 to 100 telecom service providers, the One Wilshire Property has retained nearly 100.0% of its approximately 300 telecom service providers since 2007 that either occupy space as outright tenants or via collocation.  In addition, the two largest office tenants, Musick, Peeler & Garrett LLP and Crowell, Weedon & Company, have occupied space at the One Wilshire Property since it opened in 1967.

Environmental Matters.    The Phase I environmental report dated June 6, 2013 recommended the development and implementation of an asbestos operation and maintenance plan at the One Wilshire Property, which is currently in place.

Major Tenants.

CoreSite One Wilshire, LLC (159,848 sq. ft., 24.1% of NRA, 37.9% of U/W Base Rent) CoreSite Realty Corporation (NYSE: COR) (“CoreSite”), the parent of the tenant, is an owner, developer and operator of 14 data centers comprising 2.0 million sq. ft. across the United States that offer private data center space and full service collocation to over 750 customers including enterprises, communication service providers, media and content companies, governmental agencies and educational institutions. Since 2001, CoreSite has invested over $34.0 million into the One Wilshire Property’s power, cooling and communications infrastructure. The One Wilshire Property generates more revenue than any other asset in CoreSite’s portfolio, with $24.4 million in revenue as of 4Q 2012, representing approximately 20.3% of CoreSite’s total rental revenues.  CoreSite has been a tenant at the One Wilshire Property since 2001 with leases expiring in 2017 and 2022 and three consecutive options to extend its lease term for a period of five years each.

Musick, Peeler & Garrett LLP (106,475 sq. ft., 16.1% of NRA, 7.7% of U/W Base Rent) Musick, Peeler & Garrett LLP is a California law firm founded in Los Angeles with over 100 attorneys practicing in six offices throughout the state.  Musick, Peeler & Garrett LLP occupies all of floors 20 through 23 and part of the 24th floor at the One Wilshire Property.  Musick, Peeler & Garrett LLP has maintained its headquarters at the One Wilshire Property since 1967 with its lease expiring in 2023.

Verizon (67,703 sq. ft., 10.2% of NRA, 12.0% of U/W Base Rent) MCI, Inc. (d/b/a Verizon Business; rated A/A3/A- by Fitch/Moody’s/S&P) is an American telecom subsidiary of Verizon Communications (NASDAQ: VZ) headquartered in Ashburn, Virginia that provides enterprise communications, managed network and IT services to businesses and federal government clients primarily

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

624 South Grand Avenue Los Angeles, CA 90017	Collateral Asset Summary – Loan No. 6 One Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 41.1% 2.93x 14.5%

within the United States.  Verizon specializes in voice and data communications, network operations management, network security management, wholesale network access and teleconferencing serving customers in 140 countries through 300 offices in 75 countries.  Verizon has been a tenant at the One Wilshire Property since 2007 with leases expiring in 2013, 2015, 2016, 2017 and 2018.

Crowell, Weedon & Company (44,899 sq. ft., 6.8% of NRA, 4.0% of U/W Base Rent) Crowell, Weedon & Company (“Crowell”) is a full service stock brokerage and money management firm founded in 1932.  Crowell is based in Los Angeles with 340 employees in 14 offices throughout southern California.  Crowell has approximately $9 billion of assets under management and has maintained its headquarters at the One Wilshire Property since 1967 with its lease expiring in 2024.

Qwest Communications Corp. (30,070 sq. ft., 4.5% of NRA, 6.3% of U/W Base Rent) Qwest Communications Corp. (rated BB+/Ba1/NR by Fitch/Moody’s/S&P) is a subsidiary of CenturyLink, Inc. (“CenturyLink”).  CenturyLink is the third largest telecom company in the United States and is recognized as a global leader in cloud infrastructure and hosted IT solutions for enterprise customers.  CenturyLink provides data, voice and managed services in local, national and select international markets through its advanced fiber optic network and multiple data centers for businesses and consumers.  CenturyLink also offers advanced entertainment services under the CenturyLink Prism and DirecTV brands.  CenturyLink’s leases expire in 2018 and 2020.

The Market.

Global internet protocol traffic is projected to grow at an annual compound growth rate of 29.0% from 2011 to 2016, fueled by increased broadband penetration, wireless smart phones, on-demand video, social networking, streaming video, mobile broadband and cloud computing.  Internet infrastructure properties are currently experiencing pronounced supply shortages with global demand for data space outpacing overall supply, resulting in an expected current global utilization rate of approximately 90.0% by 2014.  The One Wilshire Property serves as the primary terminus for major fiber routes between Asia and North America, two of the fastest growing markets for internet data consumption, with five-year compound annual growth rates of approximately 24.0% and 33.0%, respectively.

Los Angeles Data Center Submarket
The One Wilshire Property is located in Southern California within the Los Angeles data center submarket.  Los Angeles is one of the largest data center markets in the United States and home to the most extensive telecom infrastructure in the western United States.  As of 4Q 2012, Los Angeles contained 58 active data centers and telecom buildings comprising 1.8 million sq. ft. with an expected pipeline of 53,000 additional sq. ft. in 2013.  Approximately 87.0% of the Los Angeles data center submarket was utilized in 2012 and approximately 90.0% of the Los Angeles data center submarket is expected to be utilized in 2013.  Nearly every major data center in Los Angeles uses the One Wilshire Property as its primary fiber optic terminal and interconnection point, resulting in a clustering of existing space and demand for future space proximate to the One Wilshire Property.  Consistent with the rents at the One Wilshire Property, the appraiser concluded an annual gross rent of $67.00 PSF plus electricity for telecom space and an annual modified gross rent of $80.00 PSF plus electricity for CoreSite’s space.

CBD / Financial District Office Submarket
The One Wilshire Property is located in the CBD / Financial District office submarket of Los Angeles.  The CBD / Financial District submarket is bound by Interstate 110 to the west, 9th Street to the south, 2nd Street to the north and Hill Street to the east.  As of Q1 2013, the CBD / Financial District office submarket was comprised of approximately 27.4 million sq. ft. with a vacancy rate of 20.8% and an average rental rate of $35.13 PSF.    Consistent with the rents at the One Wilshire Property, the appraiser concluded a full service gross annual rent of $30.00 PSF for the One Wilshire Property office space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

624 South Grand Avenue Los Angeles, CA 90017	Collateral Asset Summary – Loan No. 6 One Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 41.1% 2.93x 14.5%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	U/W	U/W PSF
Base Rent(1)	$28,086,554	$28,862,805	$30,627,347	$32,837,921	$49.53
Value of Vacant Space	0	0	0	2,950,893	4.45
Gross Potential Rent	$28,086,554	$28,862,805	$30,627,347	$35,788,814	$53.98
Total Recoveries	1,028,455	1,023,037	1,069,351	1,288,945	1.94
Total % Rents	0	0	0	0	0.00
Total Other Income(2)	4,987,872	4,996,230	4,970,969	4,970,969	7.50
Less: Vacancy(3)	0	0	0	(3,053,433)	(4.61)
Effective Gross Income	$34,102,881	$34,882,072	$36,667,667	$38,995,295	$58.81
Total Operating Expenses(4)	11,325,999	11,099,047	11,317,547	12,949,754	19.53
Net Operating Income	$22,776,882	$23,783,025	$25,350,120	$26,045,542	$39.28
TI/LC	0	0	0	795,642	1.20
Capital Expenditures	0	0	0	198,911	0.30
Net Cash Flow	$22,776,882	$23,783,025	$25,350,120	$25,050,989	$37.78
(1)	U/W Base Rent includes $813,153 of contractual rent increases through June 2014 and $750,329 of average rent for CoreSite through lease expiration.
(2)	Other income includes conduit income, parking income, service charge revenue, roof and antenna income, administration income, generator income, miscellaneous income and storage rent.
(3)	U/W Vacancy is based on a vacancy adjustment of 8.2% of base rent and recoveries. The One Wilshire Property is 91.7% physically occupied as of June 30, 2013.
(4)	The increase in expenses from 2012 to U/W is primarily due to the anticipated real estate tax increase resulting from the sale of the One Wilshire Property pursuant to California’s Proposition 13.

Property Management.    The One Wilshire Property is managed by Hines Interests Limited Partnership (“Hines”), an affiliate of the previous One Wilshire Property ownership.  Hines is a privately owned international real estate investment, development and management firm active in 18 countries.  Hines employs approximately 3,300 people with controlled assets valued at approximately $24.3 billion and 148.5 million sq. ft. under management.

Lockbox / Cash Management.    The One Wilshire Loan is structured with a soft, springing hard lockbox and springing cash management.  A hard lockbox is required upon an event of default.  In place cash management (“Cash Management Period”) is required upon (i) the commencement of a Cash Trap Period, (ii) the failure by the borrower at the end of any calendar quarter to maintain a debt yield of at least 7.5% (a NCF debt service coverage ratio of 1.58x) or (iii) the commencement of a Lease Sweep Period.  In addition, a full excess cash sweep will commence upon the commencement of a Cash Trap Period.

A “Cash Trap Period” will commence (i) upon the occurrence of any event of default, (ii) if the borrower has not provided to lender an estoppel certifying all owed future Musick, Peeler & Garrett LLP tenant improvement payments have been made by July 31, 2020 or (iii) if the borrower has not provided to lender an estoppel certifying all owed future Crowell, Weedon & Company tenant improvement payments have been made by June 30, 2014.

A “Lease Sweep Period” will commence (i) if a Lease Sweep Event Tenant surrenders, cancels or terminates its lease prior to its then current expiration date (provided if such event is with respect to CoreSite and, after giving effect to such event, CoreSite continues to operate at least 90,000 sq. ft. of space at the One Wilshire Property, such event will not be deemed a Lease Sweep Event), (ii) upon a material deterioration in the credit of a Lease Sweep Event Tenant, (iii) upon the occurrence of Lease Sweep Event Tenant insolvency proceeding or (iv) if a Lease Sweep Event Tenant gives notice of its intent to terminate its lease or the notice period for any Lease Sweep Event Tenant to renew its lease has elapsed without renewal (provided if such event is with respect to CoreSite and, after giving effect to such event, CoreSite continues to operate at least 90,000 sq. ft. of space at the One Wilshire Property, such event will not be deemed a Lease Sweep Event).  A Lease Sweep Period will terminate if, among other things, the borrower achieves a debt yield of at least 8.5% for two consecutive quarters. Deposits from the Lease Sweep Period will be capped at $40.00 PSF of space leased to the applicable Lease Sweep Event Tenant.

A “Lease Sweep Event Tenant” is (a) any tenant at the One Wilshire Property (i) whose premises account for 25% or more of the NRA at the One Wilshire Property  or (ii) whose gross rent accounts for 25% or more of all gross rents at the One Wilshire Property and (b) CoreSite.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

624 South Grand Avenue Los Angeles, CA 90017	Collateral Asset Summary – Loan No. 6 One Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 41.1% 2.93x 14.5%

Initial Reserves.    At closing, the borrower deposited $938,464 into a required repairs reserve account for miscellaneous repairs with no individual item exceeding $400,000.

Ongoing Reserves.    Upon the occurrence of a Cash Management Period, the borrower will be required to make monthly deposits of (i) 1/12 of the required annual taxes and insurance premiums into a tax and insurance escrow account, (ii) $16,576 into a replacement reserve account and (iii) $69,066 into a rollover reserve account. The borrower will not be required to deposit 1/12 of annual insurance premiums during a Cash Management Period if (i) no event of default exists, (ii) the One Wilshire Property is insured under a blanket policy acceptable to lender, (iii) insurance premiums are paid annually in advance and (iv) the borrower provides lender with evidence of renewal policies two days prior to the expiration date of such policy. Additionally, during a Lease Sweep Period, all excess cash flow will be swept into a rollover reserve account, subject to a cap of $40.00 PSF of space leased to the applicable Lease Sweep Event Tenant.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

624 South Grand Avenue Los Angeles, CA 90017	Collateral Asset Summary – Loan No. 6 One Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 41.1% 2.93x 14.5%

ONE WILSHIRE

FLOOR
31
CoreSite 477 SF 7/2022
30
Mechanical Floor
29
Southwest Water Company 12,969 SF 9/2013
Vacant 274 SF
John Stewart 101 SF 3/2045
Crowell, Weedon 3,997 SF 10/2024
Aegis 3,602 SF 1/2014
Vacant 4,622 SF
28
CoreSite 11,654 SF 7/2022
IX2 1,387 SF 12/2018
Primus 5,858 SF 8/2021
VSNL 61 SF 1/2047
Tata Com. 2,467 SF 8/2016
Vacant 1,085 SF
Zone 1,657 SF 1/2017
Vacant 1,126 SF
CoreSite 287 SF 7/2017
27
CoreSite 25,810 SF 7/2022
26
Crowell, Weedon 25,480 SF 12/2024
25
Vacant 6,020 SF
Vacant 6,954 SF
Crowell, Weedon 12,335 SF 12/2024
24
Musick Peeler 6,574 SF 10/2023
Poindexter & Doutre 4,777 SF 6/2014
TCAST Communications 4,218 SF 6/2016
Vacant 2,330 SF
Cambrian 2,502 SF 6/2014
Crowell, Weedon 2,303 SF 12/2024
Property Mgmt 2,519 SF 12/2013
23
Musick Peeler 24,976 SF 10/2023
22
Musick Peeler 24,975 SF 10/2023
21
Musick Peeler 24,975 SF 10/2023
20
Musick Peeler 24,975 SF 10/2023
19
CoreSite 24,988 SF 7/2022
18
China Telecom 3,810 SF 5/2015
Weatherby 1,426 SF 9/2013
Qwest 3,762 SF 6/2018
Leading Edge 1,558 SF 5/2015
Time Warner 1,855 SF 9/2019
US Colo 5,342 SF 12/2016
Time Warner 2,742 SF 9/2019
Miracle Com. 3,299 SF 7/2017
China Telecom 2,013 SF 5/2015
17
Qwest Communications 7,445 SF 6/2018
Level 3 Com 5,411 SF 12/2023
China Unicom 1,248 SF 4/2015
Level 3 Com 1,614 SF 11/2016
Vacant 2,651 SF
XO Com 3,907 SF 7/2020
CoreSite 2,675 SF 7/2017
16
IX2 Wilshire 1,262SF 12/2018
Transaction Network 3,655 SF 12/2019
Vacant 1,463 SF
IX2 Wilshire 2,490 SF 12/2018
Broadwing Communication 6,092 SF 4/2014
Savvis Com. 9,617 SF 3/2017
Vacant 196 SF
15
Pacific Link 6,598 SF 9/2015
Vacant 4,962 SF
Verizon / MCI 13,594 SF 12/2013
14
Verizon 15,812 SF 12/2016
Vacant 6,504 SF
Sprint Com 2,352 SF 12/2021
Vacant 66 SF
12
IX2 Wilshire 1,971 SF 12/2013
Verizon 3,023 SF 12/2016
IX2 Wilshire 1,995 SF 12/2018
Pac-West 2,409 SF 9/2018
Level 3 Com 1,398 SF 12/2023
Vacant 1,234 SF
IX2 Wilshire 3,297 SF 12/2018
Pac-West 7,030 SF 9/2018
CoreSite 2,356 SF 7/2022
11
CoreSite 13,277 SF 7/2022
Chinacache 2,373 SF 9/2018
CoreSite 8,993 SF 7/2022
10
Global Crossing Bandwidth, Inc. 7,444 SF 4/2023
Global Crossing 1,476 SF 4/2023
Vacant 1,953 SF
MPower Com 7,427 SF 3/2015
CoreSite 6,006 SF 7/2017
9
CoreSite 12,370 SF 7/2017
Qwest Comm 11,070 SF 6/2018
CoreSite 842 SF 7/2017
8
Sirius Telecom 8,000 SF 3/2014
China Telecom 2,553 SF 3/2014
CoreSite 5,954 SF 7/2017
Verizon 2,253 SF 4/2015
CoreSite 4,836 SF 7/2017
7
CoreSite 7,485 SF 7/2017
Incontact/UCN 4,313 SF 7/2016
Neutral Tandem 6,857 SF 10/2016
Global Crossing 2,756 SF 4/2014
CoreSite 2,839 SF 7/2017
6
CoreSite 24,283 SF 7/2017
5
Verizon California 6,050 SF 8/2018
4
CoreSite 10,848 SF 7/2022
3
Qwest Communications 7,793 SF 12/2020
Verizon 3,608 SF 11/2013
US Colo 1,381 SF 12/2016
IX2 Wilshire 918 SF 12/2018
Vacant 4,138 SF
2
Verizon 4,769 SF 8/2018
TCG LA 2,893 SF 9/2015
East-West Bank 2,423 SF 7/2017
CoreSite One Wilshire, LLC 9,571 SF 7/2022
1
East-West Bank 5,177 SF 10/2017
CoreSite 19,094 SF 7/2022
Utility Telephone 1,948 SF 7/2017
Integra Telecom 2,709 SF 7/2017
Grand Cafe 2,609 SF 4/2017
CoreSite 715 SF 7/2022
VACANT
BUILDING
2013
2014
2015
2016
2017
2018
2019+

Stacking plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

624 South Grand Avenue Los Angeles, CA 90017	Collateral Asset Summary – Loan No. 6 One Wilshire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 41.1% 2.93x 14.5%

CARTIFACT
One Wilshire
624 South Grand Avenue
Los Angeles, CA 90017
HARBOR FWY
110
CROWN HILL
TOKYO
TOY DISTRICT
Music Center
Los Angeles City Hall
Wells Fargo Center
California Plaza
Bank of America Plaza
Richard J. Riordan Central Library
Pershing Square
Macy's Plaza
Angelina at 8th & Grand (Planned)
Staples Center
Convention Center
LA Live
1ST ST
2ND ST
3RD ST
4TH ST
5TH ST
6TH ST
WILSHIRE BLVD
7TH ST
7TH ST / METRO CENTER
8TH ST
9TH ST
OLYMPIC BLVD
11TH ST
12TH ST
PICO BLVD
CHICK HEARN COURT
MIRAMAR ST
HOPE PL
FIGUEROA ST
FLOWER ST
HOPE ST
GRAND AVE
OLIVE ST
HILL ST
BROADWAY
SPRING ST
MAIN ST
LOS ANGELES ST
SAN PEDRO ST
Los Angeles
Long Beach
Anaheim
Santa Ana
Pasadena
PACIFIC OCEAN

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100-300 Stevens Drive Tinicum Township, PA 19113	Collateral Asset Summary – Loan No. 7 Airport Business Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,600,000 66.9% 1.76x 12.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100-300 Stevens Drive Tinicum Township, PA 19113	Collateral Asset Summary – Loan No. 7 Airport Business Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,600,000 66.9% 1.76x 12.3%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Suburban Office
Sponsor(1):	Keystone Property Group		Collateral:	Fee Simple
Borrower:	100 Airport KPG III, LLC; 200 Airport KPG III, LLC;		Location:	Tinicum Township, PA
	300 Airport KPG III, LLC; Airport Land KPG III, LLC		Year Built / Renovated:	1986, 1987, 1992 / NAP
Original Balance:	$59,600,000		Total Sq. Ft.:	371,160
Cut-off Date Balance:	$59,600,000		Property Management:	Keystone Property Group, L.P.
% by Initial UPB:	4.7%		Underwritten NOI(7):	$7,304,990
Interest Rate:	5.1140%		Underwritten NCF(7):	$6,860,066
Payment Date:	6th of each month		Appraised Value(8):	$89,120,000
First Payment Date:	October 6, 2013		Appraisal Date:	June 13, 2013
Maturity Date:	September 6, 2023
Amortization:	Interest only for first 36 months; 360 months		Historical NOI
	thereafter		Most Recent NOI:	$8,499,211 (T-12 May 31, 2013)
Additional Debt:	None		2012 NOI:	$8,323,666 (December 31, 2012)
Call Protection(2):	L(25), D(90), O(5)		2011 NOI:	$8,011,043 (December 31, 2011)
Lockbox / Cash Management:	Hard / Springing		2010 NOI:	$7,921,651 (December 31, 2010)

Reserves(3)			Historical Occupancy
	Initial	Monthly	Current Occupancy:	97.6% (August 31, 2013)
Taxes:	$308,333	$141,667	2012 Occupancy:	100.0% (December 31, 2012)
Insurance:	$42,253	$7,042	2011 Occupancy:	97.9% (December 31, 2011)
Replacement(4):	$2,051,000	$6,186	2010 Occupancy:	98.2% (December 31, 2010)
TI/LC(5):	$3,290,518	$23,198
(1)   The non-recourse carveout guarantors are Keystone Property Fund III A, L.P. and Keystone Fund III, L.P.
(2)   See “Partial Release” herein.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   Consists of a replacement reserve at closing for immediate repairs and elective capital improvements.
(5)   Consists of $2.1 million for outstanding TI/LC associated with Keystone First, the Airport Business Center Property’s largest tenant which renewed in 2012 and $1.2 million for future rollover.
(6)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.36x and 2.22x, respectively.
(7)   The Airport Business Center Property is 97.6% physically occupied. Underwritten NOI and Underwritten NCF assume a 10.0% underwritten economic vacancy, which is consistent with the competitive set vacancy.
(8)   The Appraised Value excludes 556,566 sq. ft. of excess land that is part of the collateral. See “Partial Release” herein.

Rent Concession Reserve:	$0	Springing
Rollover Reserve:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$161
Balloon Balance / Sq. Ft.:		$142
Cut-off Date LTV:		66.9%
Balloon LTV:		59.3%
Underwritten NOI DSCR(6):		1.88x
Underwritten NCF DSCR(6):		1.76x
Underwritten NOI Debt Yield:		12.3%
Underwritten NCF Debt Yield:		11.5%
Underwritten NOI Debt Yield at Balloon:		13.8%
Underwritten NCF Debt Yield at Balloon:		13.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100-300 Stevens Drive Tinicum Township, PA 19113	Collateral Asset Summary – Loan No. 7 Airport Business Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,600,000 66.9% 1.76x 12.3%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Keystone First	NR/NR/NR	329,009	88.6%	$29.99	92.3%	4/30/2020(1)
Sanovia Corporation	NR/NR/NR	5,799	1.6%	$27.50	1.5%	6/30/2014
Air Wisconsin Airlines Corp	NR/NR/NR	5,613	1.5%	$23.75	1.2%	6/30/2018
Dole Fresh Fruit Co.	NR/NR/NR	4,926	1.3%	$23.50	1.1%	12/31/2014
Ergon Asphalt & Emulsions Inc.	NR/NR/NR	3,537	1.0%	$25.50	0.8%	9/30/2015
Total Major Tenants		348,884	94.0%	$29.71	96.9%
Remaining Tenants		13,322	3.6%	$24.60	3.1%
Total Occupied Collateral		362,206	97.6%	$29.52	100.0%
Vacant		8,954	2.4%
Total		371,160	100.0%

(1)
Keystone First has 329,009 sq. ft. expiring during the term, of which 318,959 is expiring in 2020 and 10,050 is month-to-month.  Keystone First has two, five-year extension options and has been a tenant at the Airport Business Center Property since 1999.  An excess cash flow sweep will commence 18 months prior to the 2020 expiration date of the Keystone First lease totaling approximately $4.5 million.  The borrowers are also required to deposit monthly TI/LC reserves which are expected to accumulate $2.3 million prior to Keystone First’s lease expiration, equating to $6.98 PSF on the Keystone First space.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	1	10,050	2.7%	10,050	2.7%	$20.00	1.9%	1.9%
2013	0	0	0.0%	10,050	2.7%	$0.00	0.0%	1.9%
2014	4	12,870	3.5%	22,920	6.2%	$24.72	3.0%	4.9%
2015	2	6,567	1.8%	29,487	7.9%	$24.42	1.5%	6.4%
2016	0	0	0.0%	29,487	7.9%	$0.00	0.0%	6.4%
2017	1	3,218	0.9%	32,705	8.8%	$23.00	0.7%	7.0%
2018	4	10,542	2.8%	43,247	11.7%	$25.99	2.6%	9.6%
2019	0	0	0.0%	43,247	11.7%	$0.00	0.0%	9.6%
2020(2)	6	318,959	85.9%	362,206	97.6%	$30.30	90.4%	100.0%
2021	0	0	0.0%	362,206	97.6%	$0.00	0.0%	100.0%
2022	0	0	0.0%	362,206	97.6%	$0.00	0.0%	100.0%
2023	0	0	0.0%	362,206	97.6%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	362,206	97.6%	$0.00	0.0%	100.0%
Vacant	NAP	8,954	2.4%	371,160	100.0%	NAP	NAP
Total / Wtd. Avg.	18	371,160	100.0%			$29.52	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.
(2)
Keystone First leases 329,009 sq. ft., of which 318,959 sq. ft. is expiring in 2020 and 10,050 is month-to-month.  Keystone First has two, five-year renewals.  An excess cash flow sweep will commence 18 months prior to the 2020 expiration date of the Keystone First lease totaling approximately $4.5 million.  The borrowers are also required to deposit monthly TI/LC reserves which are expected to accumulate $2.3 million prior to Keystone First’s lease expiration, equating to $6.98 PSF on the Keystone First space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100-300 Stevens Drive Tinicum Township, PA 19113	Collateral Asset Summary – Loan No. 7 Airport Business Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,600,000 66.9% 1.76x 12.3%

The Loan.  The Airport Business Center loan (the “Airport Business Center Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in a three-building office park totaling 371,160 sq. ft. located outside Philadelphia in Tinicum Township, Pennsylvania (the “Airport Business Center Property”) with an original principal balance of $59.6 million.  The Airport Business Center Loan has a 10-year term and amortizes on a 30-year schedule after an initial 36-month interest only period. The Airport Business Center Loan accrues interest at a fixed rate equal to 5.1140% and has a cut-off date balance of $59.6 million. Loan proceeds, along with approximately $13.7 million of equity from the sponsors were used to acquire the Airport Business Center Property as part of a larger portfolio acquisition in an off-market transaction from Mack-Cali Property Group.  Based on the appraised value of approximately $89.1 million as of June 13, 2013, the cut-off date LTV ratio is 66.9%.  The most recent prior financing of the Airport Business Center Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$59,600,000	81.3%	Purchase Price(1)	$66,500,000	90.7%
Sponsor Equity	$13,690,186	18.7%	Reserves	$5,692,104	7.8%
			Closing Costs	$1,098,082	1.5%
Total Sources	$73,290,186	100.0%	Total Uses	$73,290,186	100.0%
(1)	The sponsor purchased the property as part of a larger portfolio acquisition in an off-market transaction. The allocated purchase price for the Airport Business Center Property is $66.5 million.

The Borrower / Sponsor.    The borrowers, 100 Airport KPG III, LLC, 200 Airport KPG III, LLC, 300 Airport KPG III, LLC and Airport Land KPG III, LLC, are each single purpose Delaware limited liability companies structured to be bankruptcy-remote, with two independent directors in their organizational structures.  The sponsors of the borrowers and non-recourse carveout guarantors are Keystone Property Fund III A, L.P. and Keystone Property Fund III, L.P.

Founded in 1991 by William H. Glazer, Keystone Property Group is a leading real estate investment and development company that also sponsors and manages a series of opportunistic real estate investment funds.  Current holdings include 18 properties in the Pennsylvania/New Jersey area totaling 3.3 million sq. ft., four office properties in Illinois totaling 950,000 sq. ft. and three office properties in Florida totaling approximately 530,000 sq. ft. for a total of 4.8 million sq. ft.

The Property. The Airport Business Center Property is located in Tinicum Township, Pennsylvania adjacent to Highway 291, Philadelphia International Airport and 8.5 miles southeast of the Philadelphia CBD.  Constructed in 1986, 1987 and 1992, the Airport Business Center Property consists of three adjacent low-rise office buildings totaling 371,160 sq. ft. leased to 11 tenants.  The buildings are situated in a suburban office park that is bisected by Stevens Road and each is accessed through multiple drives.  The Airport Business Center Property buildings are L-shaped in design, each with a single main entrance leading to a centralized atrium lobby.  Parking is provided on-grade in lots at various locations surrounding the Airport Business Center Property buildings.  The largest tenant, Keystone Mercy Health Plan (“Keystone First”), occupies 100 Stevens Drive, 200 Stevens Drive and 25,860 sq. ft. in 300 Stevens Drive or approximately 88.6% of the Airport Business Center Property’s total net rentable area.  The ten remaining tenants occupy a total of 33,197 sq. ft. with none comprising more than 1.6% of net rentable area or 1.5% of U/W base rent.

Environmental Matters. The Phase I environmental report dated July 23, 2013 recommended the development and implementation of an asbestos operation and maintenance plan at the Airport Business Center Property, which is currently in place, and a limited Phase II environmental site assessment of an underground storage tank.  The Phase II environmental report dated August 22, 2013 concluded no further action.

Major Tenant.

Keystone First (329,009 sq. ft., 88.6% of NRA, 92.3% of U/W Base Rent) Keystone Mercy Health Plan, now known as Keystone First, is Pennsylvania’s largest Medical Assistance (Medicaid) managed care health plan servicing more than 300,000 Medicaid recipients in Southeastern Pennsylvania. Founded by the Sisters of Mercy approximately 30 years ago, Keystone First is a member of AmeriHealth Caritas, a joint venture between Independence Blue Cross and Blue Cross Blue Shield of Michigan, and is headquartered at the Airport Business Center Property.  AmeriHealth Caritas is the nation’s leader in healthcare solutions for the underserved and chronically ill, serving nearly five million individuals nationwide with revenues of approximately $4.5 billion.

Keystone First originally took occupancy at 100 and 200 Stevens Drive in 1999 occupying a total of 303,149 sq. ft. expiring in 2015 and has expanded its space four times to a total of 329,009 sq. ft.  In 2012, Keystone First early extended its lease term through 2020.  Keystone First is not affiliated with the Keystone Property Group.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100-300 Stevens Drive Tinicum Township, PA 19113	Collateral Asset Summary – Loan No. 7 Airport Business Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,600,000 66.9% 1.76x 12.3%

The Market. The Airport Business Center Property is located in the Delaware County submarket of Philadelphia, Pennsylvania within Tinicum Township.  Tinicum Township is located near the southeastern portion of Philadelphia, proximate to the Philadelphia International Airport, which covers nearly the entire eastern half of the township.  In 2012, the population within a five-mile radius of the Airport Business Center Property was 267,618 with an average household income of $61,293. Over the past ten years, the Delaware County office submarket displayed stable market dynamics, including 4.7% positive absorption, a decrease in vacancy of 1.2% and an increase in average asking rent of 3.0%.  As of Q2 2013, the Delaware County office submarket contained approximately 17.4 million sq. ft. with a vacancy rate of 12.1% and average asking rents of $21.61 PSF.  The below chart is a summary of the comparable set as determined by the appraiser.

Competitive Set(1)
Property Name	City, State	Miles	Year Built / Renovated	Stories	Total NRA (Sq. Ft.)	% Total Vacant	Asking Rent Range	Lease Type
Airport Business Center	Tinicum Township, PA	NAP	1986, 1987, 1992	3 / 4	371,160	2.4%	$29.48	Modified Gross
3805 West Chester Pike	Newtown Square, PA	10.0	1980 / 2006	2	240,000	11.0%	$11.50 to $25.50	Modified Gross
3809 West Chester Pike	Newtown Square, PA	10.0	1980 / 2012	2	68,000	12.0%	$24.50 to $24.50	Modified Gross
One Belmont Avenue	Bala Cynwyd, PA	10.0	1960 / 2004	12	241,741	13.0%	$22.50 to $28.50	Modified Gross
Radnor Court	Radnor, PA	12.3	1985 / NAP	3	120,935	5.0%	$31.50 to $33.00	Modified Gross
Radnor Corporate Center	Radnor, PA	13.1	1985 / NAP	5	164,677	5.0%	$34.00 to $34.00	Modified Gross
Total / Wtd. Avg.(2)					835,353	9.6%	$11.50 to $34.00
(1)	Source: Appraisal
(2)	Total / Wtd. Avg. does not include the Airport Business Center Property.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 5/31/2013	U/W	U/W PSF
Base Rent(1)	$10,410,329	$10,687,969	$10,846,527	$10,691,887	$28.81
Value of Vacant Space	48,961	35,851	6,712	250,712	0.68
Gross Potential Rent	$10,459,290	$10,723,820	$10,853,239	$10,942,599	$29.48
Total Recoveries	1,777,070	1,615,586	1,573,290	1,720,327	4.64
Total Other Income	5,545	3,102	3,526	3,526	0.01
Less: Vacancy(2)	(48,961)	(35,851)	(6,712)	(1,266,293)	(3.41)
Effective Gross Income	$12,192,944	$12,306,657	$12,423,343	$11,400,159	$30.71
Total Operating Expenses	4,181,901	3,982,991	3,924,132	4,095,169	11.03
Net Operating Income	$8,011,043	$8,323,666	$8,499,211	$7,304,990	$19.68
TI/LC	0	0	0	370,692	1.00
Capital Expenditures	0	0	0	74,232	0.20
Net Cash Flow	$8,011,043	$8,323,666	$8,499,211	$6,860,066	$18.48

(1)	U/W Base Rent per August 2013 rent roll.
(2)	U/W Vacancy is based on 10.0% vacancy, which is in line with the competitive set average. The Airport Business Center Property is currently 97.6% physically occupied.

Property Management.    The Airport Business Center Property is managed by Keystone Property Group, L.P., an affiliate of the sponsors.

Lockbox / Cash Management.    The Airport Business Center Loan is structured with a hard lockbox and springing cash management.
In place cash management is required upon (i) an event of default, (ii) failure by the borrower to maintain a debt service coverage ratio of greater than or equal to 1.20x for two consecutive calendar quarters or (iii) a Keystone First Lease Sweep Period (as defined below).  In addition, an excess cash flow sweep will be triggered upon (i) an event of default or (ii) failure by the borrower to maintain a debt service coverage ratio of greater than or equal to 1.20x for two consecutive calendar quarters.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100-300 Stevens Drive Tinicum Township, PA 19113	Collateral Asset Summary – Loan No. 7 Airport Business Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,600,000 66.9% 1.76x 12.3%

All excess cash will be swept into a rollover reserve fund upon a Keystone First Lease Sweep Period.  A “Keystone First Lease Sweep Period” will commence (i) 18 months prior to the earliest stated expiration of any Keystone First Lease if Keystone First has not given notice of its intent to exercise its renewal option, (ii) on the date Keystone First (a) delivers notice indicating its intention to surrender, cancel, terminate or not renew its lease, (b) surrenders, cancels or terminates its lease prior to its then current expiration date or (c) goes dark or gives notice of its intent to go dark with respect to at least 15.0% of the Keystone First space, (iii) upon an event of default under the Keystone First lease or (iv) upon the occurrence of a Keystone First insolvency proceeding.

Initial Reserves.    At closing, the borrowers deposited (i) $308,333 into a tax reserve account, (ii) $42,253 into an insurance reserve account, (iii) $2,051,000 into a replacement reserve account for immediate repairs and elective capital improvements and (iv) $3,290,518 into a TI/LC reserve account, approximately $2.1 million of which is earmarked for outstanding TI/LCs associated with Keystone First’s 2020 lease expiration, with the remaining $1.2 million for future rollover.

Ongoing Reserves.   On a monthly basis, the borrowers are required to deposit (i) 1/12 of the estimated annual real estate taxes, which currently equates to $141,667, into a tax reserve account, (ii) 1/12 of estimated annual insurance premiums, which currently equates to $7,042, into an insurance reserve account and (iii) $6,186 into a replacement reserve account.  The borrowers are required to deposit monthly TI/LC reserves of (a) $23,198 from October 6, 2013 through September 6, 2016, (b) $34,023 from October 6, 2016 through September 6, 2020 and (c) $37,116 from October 6, 2020 through September 6, 2023, totaling $3.8 million ($10.25 PSF) over the term of the Airport Business Center Loan. No ongoing TI/LC reserves will be disbursed until such time as Keystone First has exercised its extension option under each lease. In addition, the borrowers are required to deposit the equivalent of any future rent abatements in connection with new leasing into a Rent Concession Reserve.

Current Mezzanine or Subordinate Indebtedness.   None.

Future Mezzanine or Subordinate Indebtedness Permitted.  None.

Partial Release.  On any date after the lockout period ends, the borrower may obtain the release of any of the three Airport Business Center Property building parcels, provided, among other things, (i) the borrower partially defeases the loan in the amount that is equal to 120% of the allocated loan amount for such building, (ii) the resulting DSCR is no less than 1.85x and (iii) the resulting LTV ratio is no greater than 70.0%. The allocated loan amounts are as follows: 100 Stevens Drive - $15,750,000; 200 Stevens Drive - $35,700,000; 300 Stevens Drive - $8,150,000. On any date after September 6, 2014, the borrower may obtain the release of a 556,566 sq. ft. unimproved non-income producing parcel, provided, among other things, the release of the unimproved property does not adversely affect the operation of the remaining properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100-300 Stevens Drive Tinicum Township, PA 19113	Collateral Asset Summary – Loan No. 7 Airport Business Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,600,000 66.9% 1.76x 12.3%

CARTIFACT
Airport Business Center
100-300 Stevens Drive
Lester, PA 19113
Philadelphia
PENNSYLVANIA
NEW JERSEY
PHILADELPHIA INTERNATIONAL AIRPORT
Tinicum Township
Delaware River
National Park
Paulsboro
Woodbury
University of Pennsylvania
Woodlands Cemetery
Fernwood Cemetery
Mount Moriah Cemetery
Holy Cross Cemetery
Eden Memorial Cemetery
Mount Lawn Cemetery
Penrose Plaza Shopping Center
Macdade Mall
Delcroft Shopping Center
Philadelphia Naval Complex
Citizens Bank Park
Wells Fargo Center
Lincoln Financial Field
Thomas Jefferson University
Pennsylvania Hospital
St Agnes Medical Center
South Philadelphia Plaza
Whitman Plaza
Columbus Crossing
Snyder Plaza
The Gallery at Market East
Kirkbride Center
Red Bank Battlefield Park

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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300 East Coast Highway Newport Beach, CA 92660	Collateral Asset Summary – Loan No. 8 Bayside Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,000,000 56.0% 1.62x 8.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

300 East Coast Highway Newport Beach, CA 92660	Collateral Asset Summary – Loan No. 8 Bayside Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,000,000 56.0% 1.62x 8.8%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Manufactured Housing Community
Sponsor:	Herbert M. Gelfand		Collateral(3):	Fee Simple
Borrower:	Bayside MHP LLC		Location:	Newport Beach, CA
Original Balance:	$56,000,000		Year Built / Renovated:	1960 / 2012
Cut-off Date Balance:	$56,000,000		Total Pads(4):	267
% by Initial UPB:	4.4%		Property Management:	Terra Vista Management, Inc.
Interest Rate:	5.3375%		Underwritten NOI(5):	$4,931,500
Payment Date:	6th of each month		Underwritten NCF:	$4,911,475
First Payment Date:	October 6, 2013		Appraised Value(6):	$100,000,000
Maturity Date:	September 6, 2023		Appraisal Date:	July 22, 2013
Amortization:	Interest Only
Additional Debt:	None		Historical NOI
Call Protection:	L(25), D(91), O(4)		TTM NOI:	$4,389,995 (T-12 May 30, 2013)
Lockbox / Cash Management:	Springing Soft / Springing		2012 NOI:	$4,293,973 (December 31, 2012)
			2011 NOI:	$4,094,702 (December 31, 2011)
Reserves(1)			2010 NOI:	$3,879,370 (December 31, 2010)
	Initial	Monthly
Taxes:	$183,467	$22,933	Historical Occupancy(7)
Insurance:	$15,600	$7,800	Current Occupancy:	98.5% (August 1, 2013)
Replacement:	$0	$1,669	2012 Occupancy:	98.1% (September 30, 2012)
Required Repairs:	$102,938	NAP	2011 Occupancy:	98.1% (September 30, 2011)
			2010 Occupancy:	98.5% (September 30, 2010)
Financial Information
(1)   See “Initial Reserves” herein and “Ongoing Reserves” herein.
(2)   Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment.  Based on a 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.32x and 1.31x, respectively.
(3)   The collateral also includes the borrower’s interest in a space lease on a garage storage facility.
(4)   Total Pads include 259 double wide pads, seven triple wide pads and one single wide pad. Total Pads excludes three pads (the “Free Release Parcel”).
(5)   224 of the pads are subject to long term leases with annual contractual rent steps and below market rents. As such, the U/W NOI includes the effect of the average of these leases through the earlier of lease expiration or loan maturity.
(6)   Appraised Value excludes the Free Release Parcel.
(7)   Since 2002, occupancy at the Bayside Village Property has ranged from 96.7% to 100.0%, with an average occupancy of 98.6%.

Cut-off Date Balance / Pad:	$209,738
Balloon Balance / Pad:	$209,738
Cut-off Date LTV:	56.0%
Balloon LTV:	56.0%
Underwritten NOI DSCR(2):	1.63x
Underwritten NCF DSCR(2):	1.62x
Underwritten NOI Debt Yield:	8.8%
Underwritten NCF Debt Yield:	8.8%
Underwritten NOI Debt Yield at Balloon:	8.8%
Underwritten NCF Debt Yield at Balloon:	8.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

300 East Coast Highway Newport Beach, CA 92660	Collateral Asset Summary – Loan No. 8 Bayside Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,000,000 56.0% 1.62x 8.8%

Unit Mix Summary(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Monthly Rental Rate	Average U/W Monthly Rental Rate	Average Market Rental Rate
South Side All Streets	126	47.4%	124	98.4%	$1,688	$1,762	$1,750
North Side Interior	65	24.4%	65	100.0%	$1,781	$1,887	$2,051
North Side Waterfront	30	11.3%	29	96.7%	$2,504	$2,609	$3,590
North Side Saratoga South	29	10.9%	29	100.0%	$1,716	$1,799	$2,100
North Side Water View	16	6.0%	15	93.8%	$1,875	$2,006	$2,820
Total / Wtd. Avg.(2)	266	100.0%	262	98.5%	$1,817	$1,907	$2,133
(1)	Based on rent roll dated August 1, 2013.
(2)	The Total # of Units excludes one management unit and the Free Release Parcel.

The Loan. The Bayside Village loan (the “Bayside Village Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 267-pad, manufactured housing community located in Newport Beach, California and the borrower’s interest in a space lease on a garage storage facility (the “Bayside Village Property”) with an original principal balance of $56.0 million. The Bayside Village Loan has a 10-year term and interest only payments for the term of the loan. The Bayside Village Loan accrues interest at a fixed rate equal to 5.3375% and has a cut-off date balance of $56.0 million. Loan proceeds were used to retire existing debt of approximately $31.5 million, fund reserves, pay closing costs and return approximately $23.5 million of equity to the borrower. Based on the appraised value of $100.0 million as of July 22, 2013, the cut-off date LTV ratio is 56.0% with remaining implied equity of $44.0 million. The most recent prior financing of the Bayside Village Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$56,000,000	100.0%	Loan Payoff	$31,453,781	56.2%
			Reserves	$302,005	0.5%
			Closing Costs	$699,370	1.2%
			Return of Equity	$23,544,844	42.0%
Total Sources	$56,000,000	100.0%	Total Uses	$56,000,000	100.0%

The Borrower / Sponsor. The borrower, Bayside MHP LLC, is a single purpose California limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carveout guarantor is Herbert M. Gelfand.

Herbert M. Gelfand has owned and operated manufactured housing communities for nearly 45 years. Throughout his career, Mr. Gelfand owned portions of at least 39 manufactured housing communities including the Bayside Village Property, which he acquired in 1996. Mr. Gelfand also owns the adjacent Newport Dunes, a marina, RV Park and activity center.

The Property.  The Bayside Village Property is a manufactured housing community located on 25 acres of contiguous waterfront land in Newport Beach, California containing 267 pads including 259 double wide pads, seven triple wide pads and one single wide pad with premium amenities. Developed in 1960, the Bayside Village Property features two clubhouses, two pools, two hot tubs, a fenced dog park, onsite laundry facilities and beach access.  Some homes at the Bayside Village Property have custom improvements such as additional living rooms, second stories, roof decks, fenced patios and fireplaces. In addition, property management oversees the physical condition and improvements made to all homes to ensure high quality standards. The appraiser concluded a land value for the Bayside Village Property of approximately $56.7 million, resulting in a loan-to-land-value of 98.7%.

The Bayside Village Property is located between the East Coast Highway and Newport Bay in Newport Beach, California, just north of Balboa Island. The Bayside Village Property is in close proximity to the Fashion Island Mall which is anchored by Neiman Marcus, Nordstrom, Bloomingdale’s and Macy’s. The Bayside Village Property is located approximately five miles from John Wayne Airport and approximately 40 miles from Los Angeles International Airport.

The sponsor originally owned the leasehold interest in the asset with the land owned by a third party group. The sponsor acquired the land in 1996 and as a condition of the acquisition, the sponsor was required to provide many tenants with 30 year leases and eight lifetime leases. All tenants at the Bayside Village Property that are subject to lease terms longer than one year have annual contractual rent escalations ranging from CPI plus 2.0% to CPI plus 5.0%. As of August 1, 2013, 85.6% of leases have remaining terms greater than 10 years with only 13.0% having remaining lease terms of one year or less.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

300 East Coast Highway Newport Beach, CA 92660	Collateral Asset Summary – Loan No. 8 Bayside Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,000,000 56.0% 1.62x 8.8%

Environmental Matters. The Phase I environmental report dated August 2, 2013 recommended no further action at the Bayside Village Property.

The Market. The Bayside Village Property is located in the Orange County Metropolitan Statistical area, which is part of the greater Los Angeles-Long Beach-Santa Ana Metropolitan Statistical Area, the second largest metropolitan area in the United States, with a population of approximately 13.3 million. Orange County has a current population of approximately 3.1 million, with a median household income of $71,193, which is 44.4% greater than the national average.  Major employers include Fortune 500 companies including Broadcom, Spectrum Group International, Allergan, Ingram Micro, and Pacific Life, as well as nationally recognized companies such as Western Digital, Quicksilver Software and In-N-Out Burger.  Additionally, Orange County includes major tourist destinations such as Disneyland and Knotts Berry Farms. The unemployment rate in Orange County as of November 2012 was 0.4% below the national average and 2.6% below the California average.

The Bayside Village Property is located in the Newport Beach submarket. As of 2012, the area within a five-mile radius of the Bayside Village Property contained almost 235,000 residents and over 92,000 households with an average income of approximately $114,000. The appraiser analyzed a set of five competitive properties with occupancies ranging from 82% to 100% and an average occupancy of 98.6%. The appraiser’s concluded occupancy for The Bayside Village Property was 98.0%, in-line with its current occupancy of 98.5% and the competitive set average.

Competitive Set(1)
Name	Bayside Village	Lido Peninsula Resorts	Huntington by the Sea	Cabrillo Mobile Park	Fountain Valley Estates	Laguna Terrace MHP
Distance from Subject	NAP	1.5 miles	5.1 miles	5.2 miles	6.9 miles	10.7 miles
Year Developed	1960	1950s	1963	1960s	1966	1950s
Occupancy	98.5%	100%	99%	95%	100%	82%
No. of Units	267	214	306	45	192	157
Average Rent/Unit(2)	$1,907	$2,500	$1,400	$2,168	$1,600	$2,700
(1)	Source: Appraisal
(2)	The average rent for the Bayside Village Property is the Average U/W Monthly Rental Rate.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 5/30/2013	U/W(1)	U/W per Pad
Gross Potential Rent(1)	$5,558,408	$5,729,327	$5,801,887	$6,128,288	$22,952
Reimbursements(2)	232,315	227,048	238,449	456,107	1,708
Total Other Income	134,492	145,584	154,294	154,294	578
Less: Vacancy & Credit Loss(3)	(113,871)	(185,007)	(144,757)	(183,849)	(689)
Effective Gross Income	$5,811,344	$5,916,952	$6,049,873	$6,554,841	$24,550
Total Operating Expenses(4)	1,716,642	1,622,979	1,659,878	1,623,340	6,080
Net Operating Income	$4,094,702	$4,293,973	$4,389,995	$4,931,500	$18,470
Capital Expenditures	0	0	0	20,025	75
Net Cash Flow	$4,094,702	$4,293,973	$4,389,995	$4,911,475	$18,395

(1)
224 of the pads are subject to long term leases with annual contractual rent steps and below market rents. As such, the U/W Gross Potential Rent includes $283,111 of average rent for these leases through the earlier of lease expiration or loan maturity, subject to a cap at the appraiser’s concluded market rent.

(2)	The increase in U/W Reimbursements is due to an U/W real estate tax adjustment based on California’s Proposition 13. Tenants on long term leases are required to reimburse real estate tax expenses.
(3)	U/W Vacancy represents 3.0% of gross income, which is higher than the in-place vacancy of 1.5%.
(4)	The decrease in Total Operating Expenses from T-12 to U/W is a result of the exclusion of non recurring capital expenditures and payments to borrower affiliates.

Property Management. The Bayside Village Property is managed by Terra Vista Management, Inc.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

300 East Coast Highway Newport Beach, CA 92660	Collateral Asset Summary – Loan No. 8 Bayside Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,000,000 56.0% 1.62x 8.8%

Lockbox / Cash Management. The Bayside Village Loan is structured with a springing soft lockbox and springing cash management. A soft lockbox and cash management will be required upon (i) an event of default, (ii) a bankruptcy action of the borrower, the sponsor, or the property manager, or (iii) the failure by the borrower after the end of two consecutive calendar quarters to maintain a DSCR of 1.15x. In addition, a full excess cash sweep will commence upon clauses (i) or (ii) above, or the failure by the borrower after the end of two consecutive calendar quarters to maintain a DSCR of 1.10x.

Initial Reserves.  At closing, the borrower deposited (i) $183,467 into a tax reserve account, (ii) $15,600 into an insurance reserve account and (iii) $102,938 into a required repair reserve.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the required annual taxes, which currently equates to $22,933, (ii) 1/12 of the required insurance premiums, which currently equates to $7,800 and (iii) $1,669 into a replacement reserve.

Partial Release. The borrower may obtain the release of (i) the Free Release Parcel provided, among other things, consent has been obtained from the declarant under certain land use restrictions applicable to the Bayside Village Property that the transfer does not trigger an additional purchase price or the payment of any other amount pursuant to the land use restrictions and (ii) the borrower’s interest in a space lease on a garage storage facility provided, among other things (a) the release does not occur until at least August 29, 2016, (b) the lender has received $318,150 (the prepayment amount together with a prepayment premium) and (c) the debt yield after the release is greater than or equal to 8.25%.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

300 East Coast Highway Newport Beach, CA 92660	Collateral Asset Summary – Loan No. 8 Bayside Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,000,000 56.0% 1.62x 8.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

300 East Coast Highway Newport Beach, CA 92660	Collateral Asset Summary – Loan No. 8 Bayside Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,000,000 56.0% 1.62x 8.8%

CARTIFACT
Fountain Valley
Santa Ana
Irvine
Costa Mesa
Huntington Beach
Newport Beach
Newport Coast
Bayside Village MHC
300 East Coast Highway
Newport Beach, CA 92660
PACIFIC OCEAN
SAN JOAQUIN HILLS CORRIDOR
JOHN WAYNE AIRPORT ORANGE COUNTY
University of California Irvine
Fashion Island
Orange County Fairgrounds
South Coast Plaza
Los Angeles
Long Beach
Anaheim

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1302 South Harbor Boulevard Fullerton, CA 92832	Collateral Asset Summary – Loan No. 9 Orangefair Marketplace	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,768,470 68.3% 1.25x 8.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1302 South Harbor Boulevard Fullerton, CA 92832	Collateral Asset Summary – Loan No. 9 Orangefair Marketplace	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,768,470 68.3% 1.25x 8.7%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Anchored Retail
Sponsor:	Columbus Pacific Properties			Collateral:	Fee Simple
Borrower:	CPP Orangefair Marketplace LLC			Location:	Fullerton, CA
Original Balance:	$44,820,000			Year Built / Renovated:	1958 / 2001
Cut-off Date Balance:	$44,768,470			Total Sq. Ft.(3):	324,806
% by Initial UPB:	3.5%			Property Management:	Columbus Pacific Properties, Inc.
Interest Rate:	5.2375%			Underwritten NOI(3):	$3,900,917
Payment Date:	6th of each month			Underwritten NCF:	$3,708,488
First Payment Date:	October 6, 2013			Appraised Value(3):	$65,500,000
Maturity Date:	September 6, 2023			Appraisal Date:	May 15, 2013
Amortization:	360 months
Additional Debt:	None			Historical NOI
Call Protection:	L(25), D(91), O(4)			Most Recent NOI:	$3,834,526 (T-12 July 31, 2013)
Lockbox / Cash Management:	Soft Springing Hard / Springing			2012 NOI:	$3,964,000 (December 31, 2012)
				2011 NOI:	$3,824,387 (December 31, 2011)
Reserves(1)				2010 NOI:	$3,836,593 (December 31, 2010)
	Initial		Monthly
Taxes:	$374,133		$46,767	Historical Occupancy(3)(4)
Insurance:	$48,565		$4,857	Current Occupancy:	97.8% (August 31, 2013)
Replacement:	$77,953		$4,060	2012 Occupancy:	95.6% (December 31, 2012)
TI/LC:	$550,000		$20,300	2011 Occupancy:	93.5% (December 31, 2011)
Century Health Spa Reserve:	$240,000		NAP	2010 Occupancy:	95.3% (December 31, 2010)
Environmental Reserve(2):	$37,500		NAP
(1)   See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   The environmental reserve represents 125.0% of the estimated cost indicated in the Phase I environmental report. See “Environmental Matters” herein.
(3)   Excludes one vacant unit, totaling 8,000 sq. ft., which is expected to be demolished.
(4)   The Orangefair Marketplace Property has averaged 94.0% occupancy since 2004.

Dollar Tree Reserve:	$10,031		NAP
Occupancy Reserve:	$0		Springing
Burlington Percentage Rent Reserve:	$0		Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$138
Balloon Balance / Sq. Ft.:		$114
Cut-off Date LTV:		68.3%
Balloon LTV:		56.7%
Underwritten NOI DSCR:		1.32x
Underwritten NCF DSCR:		1.25x
Underwritten NOI Debt Yield:		8.7%
Underwritten NCF Debt Yield:		8.3%
Underwritten NOI Debt Yield at Balloon:		10.5%
Underwritten NCF Debt Yield at Balloon:		10.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1302 South Harbor Boulevard Fullerton, CA 92832	Collateral Asset Summary – Loan No. 9 Orangefair Marketplace	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,768,470 68.3% 1.25x 8.7%

Tenant Summary(1)
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(2)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual U/W Base Rent PSF	Total Sales (000s)(3)	Sales PSF(3)	Occupancy Cost (% of Sales)(3)

Anchor Tenants
Burlington Coat Factory	NR/NR/NR	75,000	23.1%	9/30/2015(4)	$6.20	$8,001	$107	8.8%
Best Buy	BB-/Baa2/BB	38,100	11.7%	1/31/2021	$9.00	NAV	NAV	NAV
Marshall’s	NR/A3/A	31,444	9.7%	1/31/2019	$15.00	$9,751	$310	5.5%
Total Anchor Tenants		144,544	44.5%		$8.85	$17,752	$167

Major Tenants (≥ 10,000 sq. ft.)
Century Health Spa, Inc.(5)	NR/NR/NR	22,500	6.9%	7/31/2018	$5.33	NAV	NAV	NAV
Michaels	NR/B3/B	20,821	6.4%	2/29/2016	$14.80	$3,492	$168	10.6%
Factory 2-U	NR/NR/NR	16,167	5.0%	4/6/2016	$10.50	$2,565	$159	8.6%
Sketchers U.S.A., Inc.	NR/NR/NR	14,016	4.3%	8/31/2016	$16.50	$1,861	$133	15.7%
Dollar Tree Stores	NR/NR/NR	13,020	4.0%	1/31/2019	$10.50	NAV	NAV	NAV
DaVita Inc	NR/B2/BB-	10,000	3.1%	4/30/2017	$17.50	NAV	NAV	NAV
In Cahoots	NR/NR/NR	10,000	3.1%	3/31/2019	$18.00	$1,744	$174	12.6%
Total Major Tenants		106,524	32.8%		$12.40	$9,661	$158

In-line Tenants (<10,000 sq. ft.)		66,738	20.5%		$24.19	$16,000	$393	7.5%

Total Occupied Collateral		317,806	97.8%

Vacant		7,000	2.2%
Total		324,806	100.0%

(1)	Based on rent roll as of August 31, 2013.
(2)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(3)
Total Sales (000s) and Sales PSF were provided by the borrower as of December 31, 2012 and only include tenants that reported sales for a minimum of 12 months (60.9% of occupied in-line space). Occupancy Cost (% of Sales) is based on Annual U/W Base Rent PSF and U/W expense recoveries.

(4)	Burlington Coat Factory has three, 5-year extension options with 6-months notice.
(5)
The Century Health Spa, Inc. is currently dark and is included in current calculations of occupancy, NOI and underwritten base rent. Century Health Spa, Inc. is on a ground lease and owns its improvements. Annual U/W Base Rent PSF of $5.33 is approximately 64.5% below the appraiser’s concluded market rent for the space of $15.00 PSF.  The tenant has historically subleased the space and is currently marketing the space for rent. Additionally, $240,000, which is two years of base rent, was reserved at closing.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1302 South Harbor Boulevard Fullerton, CA 92832	Collateral Asset Summary – Loan No. 9 Orangefair Marketplace	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,768,470 68.3% 1.25x 8.7%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	2	2,100	0.6%	2,100	0.6%	$44.18	2.2%	2.2%
2013	0	0	0.0%	2,100	0.6%	$0.00	0.0%	2.2%
2014	1	1,800	0.6%	3,900	1.2%	$34.68	1.5%	3.7%
2015(2)	10	101,640	31.3%	105,540	32.5%	$11.48	27.7%	31.4%
2016	3	51,004	15.7%	156,544	48.2%	$13.90	16.8%	48.2%
2017	4	22,168	6.8%	178,712	55.0%	$17.53	9.2%	57.4%
2018	3	36,390	11.2%	215,102	66.2%	$12.23	10.6%	68.0%
2019	3	54,464	16.8%	269,566	83.0%	$14.48	18.7%	86.7%
2020	0	0	0.0%	269,566	83.0%	$0.00	0.0%	86.7%
2021	2	40,340	12.4%	309,906	95.4%	$10.68	10.2%	96.9%
2022	0	0	0.0%	309,906	95.4%	$0.00	0.0%	96.9%
2023	1	7,900	2.4%	317,806	97.8%	$16.50	3.1%	100.0%
Thereafter	0	0	0.0%	317,806	97.8%	$0.00	0.0%	100.0%
Vacant	NAP	7,000	2.2%	324,806	100.0%	NAP	NAP
Total / Wtd. Avg.	29	324,806	100.0%			$13.26	100.0%
(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(2)
Leases expiring in 2015 include Burlington Coat Factory, which accounts for 23.1% of the NRA and 10.6% of annual U/W base rent. Burlington Coat Factory has three, 5-year extension options with 6-months notice. A full excess cash flow sweep will occur upon a Burlington Cash Trap Period. See “Ongoing Reserves” herein.

The Loan.  The Orangefair Marketplace loan (the “Orangefair Marketplace Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 324,806 sq. ft., ten-building retail power center located in Fullerton, California (the “Orangefair Marketplace Property”) with an original principal balance of $44.82 million.  The Orangefair Marketplace Property is anchored by Burlington Coat Factory, Best Buy and Marshall’s.  The Orangefair Marketplace Loan accrues interest at a fixed rate equal to 5.2375% and has a cut-off date balance of approximately $44.8 million. The Orangefair Marketplace Loan has a 10-year term and amortizes on a 30-year amortization schedule.  Loan proceeds were used to retire existing debt of approximately $32.6 million, fund reserves, pay closing costs, and return approximately $10.0 million of equity to the borrower. Based on the appraised value of $65.5 million as of May 15, 2013, the cut-off date LTV ratio is 68.3% with remaining implied equity of approximately $20.7 million. The most recent prior financing of the Orangefair Marketplace was included in the CSFB 2004-C5 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$44,820,000	100.0%	Loan Payoff	$32,640,518	72.8%
			Reserves	$1,338,183	3.0%
			Closing Costs	$838,890	1.9%
			Return of Equity	$10,002,410	22.3%
Total Sources	$44,820,000	100.0%	Total Uses	$44,820,000	100.0%

The Borrower / Sponsor.  The borrower, CPP Orangefair Marketplace LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsor of the borrower is Columbus Pacific Properties, which is jointly controlled by the non-recourse carveout guarantors, Brian Shirken and Richard Margolis. The sponsor acquired the Orangefair Marketplace Property in March 2002. Columbus Pacific Properties has purchased and redeveloped over 5.0 million sq. ft. of retail properties, 3,100 multifamily units, and has provided over $200.0 million in mezzanine financing and equity capital. Currently, Columbus Pacific Properties owns 13 retail properties and six multifamily/student housing properties.

The Property.  The Orangefair Marketplace Property consists of a ten building retail power center containing 324,806 sq. ft. of total leasable area and 1,933 parking spaces. The Orangefair Marketplace Property is located on the corner of South Harbor Boulevard and

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1302 South Harbor Boulevard Fullerton, CA 92832	Collateral Asset Summary – Loan No. 9 Orangefair Marketplace	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,768,470 68.3% 1.25x 8.7%

East Orangethorpe Avenue, both of which are main traffic arterials within the trade area. According to the appraiser, East Orangethorpe Avenue and South Harbor Boulevard reported average daily traffic counts of 30,524 and 46,405, respectively in 2011. The immediate area around the Orangefair Marketplace Property is influenced by the concentration of several shopping centers, including national retailers such as Target, Costco, Wal-Mart Supercenter, Lowe’s, La Curacao, Toys “R” Us, Office Depot and Sprouts.

The Orangefair Marketplace Property contains three anchors, including Burlington Coat Factory, Best Buy and Marshall’s. The Orangefair Marketplace Property is occupied by 26 additional major and in-line tenants, none of which occupies more than 6.4% of the NRA. Additionally, tenants accounting for over 70.0% of the NRA have been in occupancy for at least 11 years. Historical sales are shown in the table below:

Historical Sales PSF(1)
	2010	2011	2012
Burlington Coat Factory	$124	$110	$107
Marshall’s	$271	$290	$310

Major Tenants (≥10,000 sq. ft.)	$154	$160	$158
In-line Tenants (<10,000 sq. ft.)	$382	$377	$393
(1) Historical Sales PSF are based on historical operating statements provided by the borrower.

Environmental Matters.  The Phase I environmental report dated May 22, 2013 recommended the development and implementation of an asbestos operation and maintenance plan at the Orangefair Marketplace Property, which is currently in place. The Phase I report also recommended the installation of a sub-slab depressurization system in order to mitigate potential vapor intrusion. At closing, the borrower deposited 125.0% of the estimated cost of the sub-slab depressurization system into an environmental reserve.

The Market.  The Orangefair Marketplace Property is located in Fullerton, California within Orange County. The property is situated on the corner of South Harbor Boulevard and East Orangethorpe Avenue along the Riverside Freeway approximately four miles from Interstate 5. Major employers in Orange County include Fortune 500 companies Broadcom, Spectrum Group International, Allergan, Ingram Micro, and Pacific Life, as well as nationally recognized companies Western Digital, Quicksilver Software and In-N-Out Burger.  Additionally, major tourist destinations Disneyland and Knotts Berry Farms are located in Orange County.

The city of Fullerton is located approximately 30.0 miles southeast of downtown Los Angeles and 12.0 miles northwest of Santa Ana. The current population in a five-mile radius from the Orangefair Marketplace Property is 611,072, with an average household income of $74,594. The city of Fullerton has experienced an increase in retail sales over the last ten years of approximately 22.8%. Out of 58 counties in California, a 2013 California retail survey ranked Orange County as the second highest in terms of retail sales and ranked Fullerton as 68th out of 472 California cities included in the survey.

The appraiser analyzed a set of five comparable retail centers within the region of the Orangefair Marketplace Property. The comparables have occupancies ranging from 92.0% to 100.0% with a weighted average occupancy of approximately 96.0%. The appraiser concluded that the Orangefair Marketplace Property’s U/W base rent of $12.98 PSF is approximately 18.6% below the market rent of $15.95 PSF.

Comparable Set(1)
Name	Orangefair Marketplace	Fullerton MetroCenter	Fullerton Town Center	Fullerton Marketplace	Harbor Town Square	444 Harbor Retail Center
Distance from Subject	NAP	< 1 mile	< 1 mile	< 1 mile	< 1 mile	5 miles
Year Built / Renovated	1958 / 2001	1965 / NAP	1985 / NAP	1996 / NAP	1982 / NAP	2000 / NAP
Total Occupancy	97.8%	97.0%	94.0%	100.0%	92.0%	100.0%
Size (Sq. Ft.)	324,806	457,664	411,527	90,981	27,902	20,000
Anchors	Burlington Coat Factory, Best Buy, Marshall’s	Target, PetSmart	Costco, Offce Depot, Toys ”R” Us, AMC Theaters	Food 4 Less	NAV	NAV
(1) Source: Appraisal

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1302 South Harbor Boulevard Fullerton, CA 92832	Collateral Asset Summary – Loan No. 9 Orangefair Marketplace	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,768,470 68.3% 1.25x 8.7%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 7/31/2013	U/W	U/W PSF
Base Rent(1)	$4,065,030	$4,136,921	$4,143,080	$4,072,372	$4,214,579	$12.98
Value of Vacant Space	0	0	0	0	168,000	0.52
Gross Potential Rent	$4,065,030	$4,136,921	$4,143,080	$4,072,372	$4,382,579	$13.49
Total Recoveries	946,713	977,843	1,095,064	1,031,532	1,097,200	3.38
Total Other Income	54,086	47,109	42,000	49,223	0	0.00
Less: Vacancy & Credit Loss(2)	0	0	0	0	(273,989)	(0.84)
Effective Gross Income	$5,065,829	$5,161,874	$5,280,145	$5,153,127	$5,205,789	$16.03
Total Operating Expenses	1,229,237	1,337,487	1,316,145	1,318,601	1,304,873	4.02
Net Operating Income	$3,836,593	$3,824,387	$3,964,000	$3,834,526	$3,900,917	$12.01
TI/LC	0	0	0	0	143,708	0.44
Capital Expenditures	0	0	0	0	48,721	0.15
Net Cash Flow	$3,836,593	$3,824,387	$3,964,000	$3,834,526	$3,708,488	$11.42

(1)
U/W Base Rent includes $40,626 of contractual rent increases through November 2014, and $26,000 in downward mark to market adjustments. Based on the appraiser’s concluded market rent of $15.95 PSF, U/W Base Rent is approximately 18.6% below market.

(2)	U/W Vacancy & Credit Loss of 5.0% of gross revenue is greater than the appraiser’s concluded vacancy of 4.0% and the in-place vacancy of 2.2%.

Property Management.  The Orangefair Marketplace Property is managed by Columbus Pacific Properties, Inc., an affiliate of the sponsor.

Lockbox / Cash Management.  The Orangefair Marketplace Loan is structured with a soft springing hard lockbox and springing cash management.  A hard lockbox and in place cash management are required upon (i) an event of default, (ii) a bankruptcy action of the borrower, the guarantors, or the property manager, (iii) the commencement of a Best Buy Cash Trap Period, (iv) the commencement of a Burlington Cash Trap Period, (v) the commencement of a Burlington Percentage Rent Trigger Period or (vi) the failure by the borrower after the end of two consecutive calendar quarters to maintain a DSCR of 1.20x until the DSCR is at least equal to 1.25x for two consecutive calendar quarters. Additionally, a full excess cash sweep will occur upon the commencement of clauses (i) through (v) or the failure by the borrower after the end of two consecutive calendar quarters to maintain a DSCR of 1.10x until the DSCR is at least equal to 1.15x for two consecutive calendar quarters.

A “Best Buy Cash Trap Period”  occurs upon the earlier of (i) three months prior to the expiration date of the Best Buy lease, unless an acceptable lease extension has been entered into prior to such date, (ii) the date required under the Best Buy lease to notify the landlord of its intent to either renew or terminate its lease, unless an acceptable lease extension or acceptable replacement lease has been entered into prior to such date,  (iii) the date Best Buy “goes dark”, (iv) the date Best Buy or its guarantor is the subject of a bankruptcy action, (v) the date Best Buy gives notice of its intent to terminate its lease or (vi) the date the Best Buy lease terminates or expires.

A “Burlington Cash Trap Period” occurs upon the earlier of (i) six months prior to the expiration date of the Burlington Coat Factory lease, unless an acceptable lease extension has been entered into prior to such date, (ii) the date required under the Burlington Coat Factory lease to notify the borrower of its intent to either renew or terminate its lease, unless an acceptable lease extension or acceptable replacement lease has been entered into prior to such date,  (iii) the date Burlington Coat Factory “goes dark”, (iv) the date Burlington Coat Factory subleases its space, (v) the date Burlington Coat Factory or its guarantor is the subject of a bankruptcy action, (vi) the date Burlington Coat Factory gives notice of its intent to terminate its lease or (vii) the date the Burlington Coat Factory lease terminates or expires.

A “Burlington Percentage Rent Trigger Period” will commence upon the date that is three months after the date that the borrower is required to either send written notice of the commencement of construction on the adjacent non-collateral development project or such construction commences, if Burlington Coat Factory is still paying percentage rent pursuant to its lease on such date, as specified in the Burlington Coat Factory lease.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1302 South Harbor Boulevard Fullerton, CA 92832	Collateral Asset Summary – Loan No. 9 Orangefair Marketplace	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,768,470 68.3% 1.25x 8.7%

Initial Reserves.  At closing the borrower deposited (i) $374,133 into a tax reserve account, (ii) $48,565 into an insurance reserve account, (iii) $77,953 into a replacement reserve, (iv) $550,000 into a TI/LC reserve, (v) $240,000 into a Century Health Spa reserve equal to two years of base rent, (vi) $37,500 into an environmental reserve, for a permanent sub-slab depressurization system and (vii) $10,031 into a Dollar Tree reserve for CAM reimbursements that are owed to the tenant.

Ongoing Reserves.  On a monthly basis, the borrower will be required to make deposits of (i) 1/12 of the required annual taxes, which currently equates to $46,767, (ii) 1/12 of the required insurance premiums, which currently equates to $4,857, (iii) $4,060 into a replacement reserve and (iv) $20,300 into a TI/LC reserve, subject to a cap of $550,000 so long as, among other things, (a) the DSCR is at least 1.25x and (b) occupancy is at least 85.0%. A full excess cash flow sweep into an occupancy reserve will occur upon a Best Buy Cash Trap Period or a Burlington Cash Trap Period. Additionally, a full excess cash flow sweep into a Burlington Coat Factory  percentage rent reserve will occur upon a Burlington Percentage Rent Trigger Period.

Prior to the written notice of or commencement of construction on the adjacent non-collateral development project, the borrower will be required to make deposits of (i) $1.875 million into a Burlington Coat Factory TI reserve, which represents the borrower’s tenant improvement obligation to Burlington Coat Factory resulting from the intended relocation of employee parking due to the development project, (ii) $125,000 into a Burlington Coat Factory signage reserve, which is 125.0% of the anticipated cost of the borrower’s obligation to build signage for Burlington Coat Factory in the multifamily development and (iii) $76,254 into a Burlington Coat Factory percentage rent reserve.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1302 South Harbor Boulevard Fullerton, CA 92832	Collateral Asset Summary – Loan No. 9 Orangefair Marketplace	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,768,470 68.3% 1.25x 8.7%

Orangefair Marketplace
1302 South Harbor Boulevard
Fullerton, CA 92832
La Habra
Brea
Fullerton
Placentia
Anaheim
Buena Park
Orange
Stanton
Garden Grove
Westminster
Santa Ana
Los Angeles
Long Beach
PACIFIC OCEAN
FULLERTON MUNICIPAL AIRPORT
Fullerton Metro Center
La Palma Park and Stadium
Knott's Berry Farm
Buena Park Mall
Disneyland
Anaheim Convention Center
Angel Stadium of Anaheim
Honda Center
Cal State University Fullerton
Fullerton College
St Jude Medical Center
Brea Mall
Brea Union Plaza
Imperial East Shopping Center
Placentia Town Center
Crossroads Shopping Center
Placentia-Linda Hospital
Village Center at Rose
The Mall of Orange
Chapman University
UC Irvine Hospital
Outlets at Orange
Children's Hospital of OC
St Joseph Hospital
Main Place Mall
Santa Ana College
Gateway Shopping Center
RIVERSIDE FWY
SANTA ANA FWY
ORANGE FWY
GARDEN GROVE FWY
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6525, 6541 and 6581 Washington Street Yountville, CA 94599	Collateral Asset Summary – Loan No. 10 The Vintage Estate	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,954,124 41.8% 1.68x 13.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6525, 6541 and 6581 Washington Street Yountville, CA 94599	Collateral Asset Summary – Loan No. 10 The Vintage Estate	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,954,124 41.8% 1.68x 13.9%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Hospitality / Retail
Sponsor:	Michael P. Egan			Collateral:	Fee Simple
Borrower:	The Vintage Inn LLC; Vintage 1870			Location:	Yountville, CA
	Associates LLC			Year Built / Renovated:	1870, 1985, 1998 / 2001, 2008, 2013
Original Balance:	$42,000,000			Rooms(3):	192
Cut-off Date Balance:	$41,954,124			Property Management:	Self-managed
% by Initial UPB:	3.3%			Underwritten NOI(5):	$5,837,045
Interest Rate:	5.5110%			Underwritten NCF:	$4,824,420
Payment Date:	6th of each month			“As-Is” Appraised Value:	$100,300,000
First Payment Date:	October 6, 2013			“As-Is” Appraisal Date:	July 1, 2013
Maturity Date:	September 6, 2023			“As-Stabilized” Appraisal Value(6):	$114,900,000
Amortization:	360 months			“As-Stabilized” Appraisal Date(6):	July 1, 2015
Additional Debt(1):	None
Call Protection:	L(25), D(88), O(7)			Historical NOI(5)
Lockbox / Cash Management:	Springing Hard / Springing			Most Recent NOI:	$6,770,126 (T-12 May 31, 2013)
				2012 NOI:	$6,474,523 (December 31, 2012)
Reserves(2)				2011 NOI:	$5,918,041 (December 31, 2011)
	Initial		Monthly	2010 NOI:	$4,591,344 (December 31, 2010)
Taxes:	$0		Springing
Insurance:	$0		Springing	Historical Occupancy
FF&E:	$0		Springing	Current Occupancy:	74.0% (T-12 May 31, 2013)
				2012 Occupancy:	70.9% (December 31, 2012)
Financial Information				2011 Occupancy:	68.8% (December 31, 2011)
Cut-off Date Balance / Room(3):		$218,511		2010 Occupancy:	63.7% (December 31, 2010)
Balloon Balance / Room(3):		$182,765
(1)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.
(3)   The Vintage Estate Property also includes 41,549 sq. ft. of retail and office space. Cut-off Date Balance / Room and Balloon Balance / Room exclude the retail and office sq. ft.
(4)   Based on the “As-Is” Appraised Value.
(5)   The decrease from T-12 to Underwritten NOI is primarily the result of underwritten management and franchise fees of approximately $1.1 million.
(6)   The “As-Stabilized” Appraised Value assumes, among other things, the completion of an ongoing $4.4 million renovation of the Vintage Inn, including new roofs, a full FF&E package, upgrades to the public space and improvements to the landscaping. The Cut-off Date LTV and Balloon LTV based on the “As-Stabilized” Appraised Value are 36.5% and 30.5%, respectively.

Cut-off Date LTV(4):		41.8%
Balloon LTV(4):		35.0%
Underwritten NOI DSCR:		2.04x
Underwritten NCF DSCR:		1.68x
Underwritten NOI Debt Yield:		13.9%
Underwritten NCF Debt Yield:		11.5%
Underwritten NOI Debt Yield at Balloon:		16.6%
Underwritten NCF Debt Yield at Balloon:		13.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6525, 6541 and 6581 Washington Street Yountville, CA 94599	Collateral Asset Summary – Loan No. 10 The Vintage Estate	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,954,124 41.8% 1.68x 13.9%

The Loan.  The Vintage Estate loan (“The Vintage Estate Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a mixed-use development consisting of two full service hotels offering 192 rooms and 41,549 sq. ft. of retail and office space located in Yountville, CA with an original principal balance of $42.0 million (“The Vintage Estate Property”). The Vintage Estate Loan has a 10-year term and amortizes on a 30-year schedule. The Vintage Estate Loan accrues interest at a fixed rate equal to 5.5110% and has a cut-off date balance of approximately $42.0 million. The Vintage Estate Loan proceeds were used to retire existing debt of approximately $39.1 million, fund closing costs and return approximately $2.6 million of equity to the borrower. Based on the “As-Is” Appraised Value of $100.3 million as of July 1, 2013, the Cut-off Date LTV ratio is 41.8% with remaining implied equity of $58.3 million. The most recent prior financing of The Vintage Estate Loan was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$42,000,000	100.0%	Loan Payoff	$39,054,382	93.0%
			Closing Costs	$364,531	0.9%
			Return of Equity	$2,581,087	6.1%
Total Sources	$42,000,000	100.0%	Total Uses	$42,000,000	100.0%

The Borrower / Sponsor.    The borrowers, The Vintage Inn LLC and Vintage 1870 Associates LLC, are each single purpose Delaware limited liability companies structured to be bankruptcy-remote, each with two independent directors in its organizational structure. The sponsor of the borrower and non-recourse carveout guarantor is Michael P. Egan.

Michael P. Egan is a real estate developer, investor and property manager who has been active in the Napa, Sonoma and Marin areas of northern California for over 35 years. In 1977, Mr. Egan acquired the Groezinger winery and developed it into the V-Marketplace, which is the retail and office component of The Vintage Estate Property. In 1985, Mr. Egan developed the Vintage Inn, followed by the Villagio Inn and Spa in 1998. Mr. Egan has been actively involved in the management of both hotels since their inception. In addition to the Vintage Estate Property, Mr. Egan owns five other commercial properties, including two office buildings, a self-storage facility, a multifamily property and a vineyard.

The Property.    The Vintage Estate Property is a mixed-use hospitality/retail development located in Yountville, California. Located on 23 acres of contiguous land, The Vintage Estate Property is composed of two luxury, full-service hotels, the Vintage Inn and the Villagio Inn and Spa, as well as the V-Marketplace. Built in 1985 and located on the south end of the Vintage Estate Property, the Vintage Inn is an 80-room hotel styled after a French countryside estate. The Vintage Inn is currently undergoing approximately $4.4 million in renovations (approximately $55,000 per room) including new roofs, a full FF&E package, upgrades to the public space and improvements to the landscaping. Built in 1998 and located on the north end of the Vintage Estate Property, the Villagio Inn and Spa is a 112-room Mediterranean themed hotel and spa styled after a countryside village in Tuscany. In 2008, the Villagio Inn and Spa received FF&E upgrades totaling approximately $23,000 per room along with the construction of the spa. The spa includes sixteen state-of-the-art treatment rooms and five private spa suites that include indoor and outdoor fireplaces. Both hotels have similar layouts with rooms in detached town-house style buildings that offer private patios or porches, flat-screen televisions with premium channels, oversized sunken bathtubs, fireplaces and complimentary bottles of wine. Amenities include a complimentary champagne breakfast buffet, 13,000 sq. ft. spa, three swimming pools, tennis courts and approximately 29,000 sq. ft. of meeting and event space. The meeting space includes a historic barrel room, a 2,700 sq. ft. ballroom-style space with 36-foot high beam and rafter ceilings, as well as a pavilion area of 16,000 sq. ft. of terraced gardens. Both the Vintage Inn and Villagio Inn and Spa have four diamond ratings from AAA and were recognized in Conde Nast Traveler Magazine’s Annual Gold list of 510 of the “World’s Best Places to Stay” in January 2013.

The V-Marketplace features 36,234 sq. ft. of retail space situated in and around the historic, 143 year-old Groezinger Winery building. The V-Marketplace offers upscale specialty shops, art galleries, restaurants, a wine tasting cellar and Napa Valley’s original hot air balloon company. Initially built in 1870 as one of the first wineries in Yountville, the V-Marketplace is listed on the National Registry of Historic Places. As of July 16, 2013, the V-Marketplace was 97.8% occupied, and has been at least 90.0% occupied for the last 20 years. Tenants include two wine tasting galleries, three restaurants and numerous retail shops, including a hair salon, a chocolatier, art galleries and gift stores. In particular, the V-Marketplace offers Chef Michael Chiarello’s award winning Bottega Restaurant and NapaStyle retail concept. As of year-end 2012, tenants at the V-Marketplace reported sales of $833 PSF.

Environmental Matters. The Phase I environmental report dated July 3, 2013 recommended the development and implementation of an asbestos operation and maintenance plan at the Vintage Estate Property, which is already in place.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6525, 6541 and 6581 Washington Street Yountville, CA 94599	Collateral Asset Summary – Loan No. 10 The Vintage Estate	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,954,124 41.8% 1.68x 13.9%

The Market.    The Vintage Estate Property is located on Washington Street in downtown Yountville, California at the northern end of the wine-growing region of the Napa Valley. The Vintage Estate Property is directly visible from California State Route 29, the primary road through the world-renowned Napa Valley region, and benefits from signage along the route. Napa Valley is a highly desirable, international tourist destination, offering attractions ranging from golf to viticulture and cultural festivities, such as the Napa Valley Jazz Getaway and Festivale de Sole. The Napa Valley is less than 60.0 miles from San Francisco, Oakland and Sacramento. According to the Napa Valley Conference and Visitors Bureau, approximately 5.0 million tourists visit the region annually with approximately 2.0 million visitors spending three nights on average.

Yountville is renowned for its world-class restaurants and award winning chefs, and has earned the unofficial title of “Culinary Capital of the Napa Valley” as a result of being home to The French Laundry, a three Michelin star restaurant, as well as three additional restaurants with one Michelin star each. The retail outlets, restaurants, and world-famous wineries along Washington Street provide additional amenities for guests and generate a significant amount of foot traffic.

The Vintage Estate Property offers the most meeting space of any hotel in Yountville. As a result, approximately 34.0% of the demand segmentation for The Vintage Estate Property is meeting and group focused, while the remaining 66.0% is transient. The competitive set includes two hotels located in Yountville as well as five additional hotels located in the Napa Valley region.  As of May 2013, the Villagio Inn & Spa reported occupancy, ADR and RevPAR penetration rates of 120.9%, 111.2% and 134.5%, respectively. For the same time period, the Vintage Inn reported occupancy, ADR and RevPAR penetration rates of 108.2%, 107.2% and 115.9%, respectively.

Villagio Inn and Spa Historical Occupancy, ADR, RevPAR(1)
	Villagio Inn and Spa			Competitive Set(2)			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
T-12 May 2013	77.1%	$340.89	$262.75	63.7%	$306.47	$195.33	120.9%	111.2%	134.5%
T-12 May 2012	73.9%	$330.97	$244.74	62.9%	$296.28	$186.36	117.6%	111.7%	131.3%
T-12 May 2011	70.3%	$313.51	$220.45	59.6%	$283.95	$169.32	117.9%	110.4%	130.2%
T-12 December 2010	69.6%	$302.96	$210.76	59.8%	$274.19	$164.04	116.3%	110.5%	128.5%
(1)	Source: Hospitality research report
(2)	Includes The Vintage Inn.

Vintage Inn Historical Occupancy, ADR, RevPAR(1)
	Vintage Inn			Competitive Set(2)			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
T-12 May 2013	69.0%	$328.41	$226.47	63.7%	$306.47	$195.33	108.2%	107.2%	115.9%
T-12 May 2012	66.4%	$315.70	$209.66	62.9%	$296.28	$186.36	105.6%	106.6%	112.5%
T-12 May 2011	56.2%	$309.39	$173.90	59.6%	$283.95	$169.32	94.3%	109.0%	102.7%
T-12 December 2010	55.2%	$301.02	$166.21	59.8%	$274.19	$164.04	92.3%	109.8%	101.3%
(1)	Source: Hospitality research report
(2)	Includes the Villagio Inn and Spa.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6525, 6541 and 6581 Washington Street Yountville, CA 94599	Collateral Asset Summary – Loan No. 10 The Vintage Estate	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,954,124 41.8% 1.68x 13.9%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 5/31/2013	U/W	U/W per Room
Occupancy	63.7%	68.8%	70.9%	74.0%	74.0%
ADR	$300.23	$324.65	$335.95	$336.11	$336.52
RevPAR	$191.10	$223.46	$238.12	$248.79	$249.09

Room Revenue	$13,392,238	$15,659,951	$16,687,580	$17,162,795	$17,456,476	$90,919
F&B Revenue	4,306,024	4,661,377	4,660,419	5,042,363	5,128,645	26,712
Other Revenue(1)	3,984,871	4,077,525	4,157,905	4,254,433	4,327,232	22,538
Total Revenue	$21,683,133	$24,398,853	$25,505,904	$26,459,591	$26,912,354	$140,169
Operating Expenses	10,787,493	11,639,217	12,145,652	12,597,041	12,812,595	66,732
Undistributed Expenses(2)	5,668,567	6,263,583	6,308,538	6,509,803	7,680,093	40,000
Gross Operating Profit	$5,227,074	$6,496,054	$7,051,715	$7,352,747	$6,419,666	$33,436
Total Fixed Charges	635,730	578,013	577,192	582,621	582,621	3,034
Net Operating Income(2)	$4,591,344	$5,918,041	$6,474,523	$6,770,126	$5,837,045	$30,401
FF&E	0	0	0	0	1,012,625	5,274
Net Cash Flow	$4,591,344	$5,918,041	$6,474,523	$6,770,126	$4,824,420	$25,127
(1)	Other Revenue includes revenue from the health club, hotel services and retail rents from V-Marketplace.
(2)
The decrease from T-12 to Underwritten NOI is primarily the result of underwritten management and franchise fees of approximately $1.1 million to achieve an aggregate marketing, management and franchise fee of 10.0% of Total Revenue.

Property Management.  The Vintage Estate Property is self-managed by the sponsor.

Lockbox / Cash Management.    The Vintage Estate Loan is structured with a springing hard lockbox and springing cash management. A hard lockbox, in place cash management and an excess cash flow sweep are required upon (i) an event of default, (ii) the failure by the borrowers at the end of two consecutive calendar quarters to maintain a debt service coverage ratio of at least 1.05x or (iii) bankruptcy of the property manager, guarantor or borrowers.

Initial Reserves. None

Ongoing Reserves. Upon an event of default or if the debt yield falls below 10.0%, the borrowers will be required to make monthly deposits of (i) 1/12 of the required annual real estate taxes and insurance premiums into a tax and insurance escrow account and (ii) 1/12 of 4.0% of the prior year’s gross income into a replacement reserve account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    The borrower is permitted to obtain from the non-SPE equity owners (including the non-recourse guarantor) an amount, not to exceed $2.0 million, to be used for property-related expenses, provided that such unsecured subordinate debt must be payable solely from excess cash received by the borrower before any distribution is made to any beneficial owners of the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6525, 6541 and 6581 Washington Street Yountville, CA 94599	Collateral Asset Summary – Loan No. 10 The Vintage Estate	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,954,124 41.8% 1.68x 13.9%

HIGHWAY 29
Napa Valley Wine Trail
HIGHWAY 29
Walking Trail
Guest Parking
Tennis Court
Walking Trail
Guest Parking
Villagio Bocce Court
Walking Trail
VILLAGIO
Parking
Parking
Spa Villagio
Parking
Non-Collateral
Tennis Court
NAPASTYLE
BOTTEGA
WEBBER AVENUE
WASHINGTON STREET
WASHINGTON STREET
JEFFERSON STREET
OAK CIRCLE
MULBERRY STREET
FINNELL ROAD
YOUNT STREET
HUMBOLT STREET
N

Site plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6525, 6541 and 6581 Washington Street Yountville, CA 94599	Collateral Asset Summary – Loan No. 10 The Vintage Estate	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,954,124 41.8% 1.68x 13.9%

Calistoga
St Helena
Rutherford
Oakville
Yountville
Napa
Sonoma
NAPA VALLEY
SONOMA VALLEY
The Vintage Estate
6525, 6541 and 6581 Washington Street
Yountville, CA 94599
Hood Mountain Regional Park
Sugarloaf Ridge State Park
Meadowood Napa Valley
Joseph Phelps Vineyards
Rutherford Hill Winery
Auberge Du Soleil Resort
Chappellet Winery
Miner Family Winery
PlumpJack Winery
Vine Cliff Winery
The French Laundry
Bouchon
Bardessono Resort
Redd
Shafer Vineyards
Stag's Leap Winery
Chimney Rock Winery
Trefethen Family Vineyards
Marriott Hotel & Spa
Napa Valley College
NAPA COUNTY AIRPORT
Eagle Vines Golf Club
Sonoma Golf Club
Napa Valley Country Club
Domaine Carneros (Taittinger Partners)
Artesa Vineyards and Winery
The Lodge at Sonoma
Gundlach Bundschu
Ravenswood Winery
The Girl & The Fig
Madrone Vineyards
Kenwood Vineyards
Kunde Family Estate
Chateau St. Jean Winery
Enriquez Estate Wines
SILVERADO TRL
ST HELENA HWY S
DRY CREEK RD
NAPA RD
CARNEROS HWY
ADOBE RD
SONOMA HWY
SAGE CANYON RD
CAPELL VALLEY RD
CHILES POPE VALLEY RD
128
121
29
12
116
Sacramento
Santa Rosa
Yountville
Sonoma
Napa
Vacaville
Fairfield
Novato
Concord
Oakland
San Francisco
PACIFIC OCEAN
Stockton
Livermore
CARTIFACT.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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200-206 East 87th Street New York, NY 10128	Collateral Asset Summary – Loan No. 11 200-206 East 87th Street Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 33.3% 1.05x 5.0%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Leased Fee
Credit Assessment			Collateral:	Fee Simple
(Moody’s/Fitch/DBRS):	Baa3 / BBB- / BBB (low)		Location:	New York, NY
Sponsor:	Laurie Kefalidis		Year Built / Renovated(4):	NAP
Borrower:	3rd and 87th, L.P.		Total Sq. Ft.(5):	14,817
Original Balance:	$35,000,000		Property Management:	Self-managed
Cut-off Date Balance:	$35,000,000		Underwritten NOI:	$1,750,000
% by Initial UPB:	2.8%		Underwritten NCF:	$1,750,000
Interest Rate(1):	4.7600%		Appraised Value:	$105,000,000
Payment Date:	6th of each month		Appraisal Date:	June 21, 2013
First Payment Date:	September 6, 2013
Anticipated Repayment Date(1):	August 6, 2023		Historical NOI(6)
Maturity Date:	August 6, 2048		Most Recent NOI:	$1,750,000 (T-12 June 30, 2013)
Amortization:	Interest Only		2012 NOI:	$1,750,000 (December 31, 2012)
Additional Debt:	None		2011 NOI:	$1,750,000 (December 31, 2011)
Call Protection:	L(26), D(90), O(4)		2010 NOI:	$1,750,000 (December 31, 2010)
Lockbox / Cash Management(2):	Hard / Springing
			Historical Occupancy
Reserves(3)			Current Occupancy:	NAP
	Initial	Monthly	2012 Occupancy:	NAP
Taxes:	$0	Springing	2011 Occupancy:	NAP
Insurance:	$0	Springing	2010 Occupancy:	NAP

(1)   If the loan is not repaid in full by the anticipated repayment date, the interest rate will increase to the sum of 4.0000% plus the greater of (i) 4.7600% or (ii) the aggregate sum of the then current “on the run” 10-year US Treasury Note yield to maturity, the then current 10-year swap spread and 2.0300%. On or after the anticipated repayment date, any interest not paid on a monthly basis shall accrue.
(2)   Cash management will be triggered upon the occurrence of (i) the anticipated repayment date, (ii) the continuance of an event of default or (iii) the DSCR falls below 1.05x until such time that the DSCR is at least 1.05x for two consecutive calendar quarters.
(3)   The borrower will be required to make monthly deposits of 1/12 of the annual real estate taxes and insurance premiums due if (i) the ground lease is no longer in full force and effect, (ii) the ground tenant fails to pay all real estate taxes or insurance premiums pursuant to the ground lease, (iii) the ground tenant is no longer escrowing such monthly deposits for real estate taxes or insurance premiums with a leasehold mortgagee, or (iv) the borrower fails to furnish evidence of satisfactory payment of all real estate taxes or insurance premiums.
(4)   The improvements on the land were originally constructed in 1920 and 1991.
(5)   Total Sq. Ft. represents the land area gross square feet. The improvements  consist of 150 rentable apartment units and 64,218 sq. ft. of commercial space.
(6)   Historical NOI represents the contractual ground rent payments under the ground lease.

Financial Information
Cut-off Date Balance / Sq. Ft.:	$2,362
Balloon Balance / Sq. Ft.:	$2,362
Cut-off Date LTV:	33.3%
Balloon LTV:	33.3%
Underwritten NOI DSCR:	1.05x
Underwritten NCF DSCR:	1.05x
Underwritten NOI Debt Yield:	5.0%
Underwritten NCF Debt Yield:	5.0%
Underwritten NOI Debt Yield at Balloon:	5.0%
Underwritten NCF Debt Yield at Balloon:	5.0%

TRANSACTION HIGHLIGHTS
▪
Improvements.  The improvements constructed on the subject property, which are owned by the ground tenant and are not collateral for the loan, consist of a 23-story mixed-use multifamily and retail building located at 200 East 87th Street, constructed in 1991, which contains 130 rentable residential units and 64,218 sq. ft. of commercial space and a five-story multifamily building located at 206 East 87th Street, constructed in 1920, which contains 20 rent stabilized residential units. The 23-story mixed-use building’s amenities include a full-time doorman, laundry facility, recreational area and fitness center.

▪
Sub-Tenancy.   The rental income from the sub-tenants is not due to the borrower. The multifamily component of the improvements was 96.0% occupied as of April 1, 2013 at an average rent per month of $3,299 for the market rent units and $986 per month for the rent stabilized units. The commercial space was 87.0% occupied as of April 1, 2013 by two tenants, The Dalton School, which occupies 32,000 sq. ft. (49.8% of NRA) through January 2019, and Modell’s Sporting Goods, which occupies 23,850 sq. ft. (37.1% of NRA) through March 2033.

▪
Ground Lease.   The property is subject to a long term ground lease that had an initial maturity of June 30, 2019, which was extended by the ground lessee to June 30, 2039, with fixed annual payments of $1,750,000 payable monthly through June 30, 2019. The ground lease has seven, 20-year extension options remaining, each of which is subject to a two-year notice period and ground rent reset. The ground rent will reset on July 1, 2019 to the greater of (i) the current ground rent and (ii) 7% of the appraised value of the unencumbered land as of the date six months prior to the end of the previous renewal term.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1150 First Avenue King of Prussia, PA 19406	Collateral Asset Summary – Loan No. 12 Parkview Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,959,331 74.4% 1.32x 9.3%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Suburban Office
Sponsor(1):	Ira M. Lubert; Kenneth K. Kochenour;			Collateral:	Fee Simple
	Marc Rash; William Glazer			Location:	King of Prussia, PA
Borrower:	Parkview Tower Associates, L.P.			Year Built / Renovated:	1974 / 1998
Original Balance:	$35,000,000			Total Sq. Ft.:	220,910
Cut-off Date Balance:	$34,959,331			Property Management:	Keystone Property Group, L.P.
% by Initial UPB:	2.8%			Underwritten NOI:	$3,254,778
Interest Rate:	5.1805%			Underwritten NCF:	$3,035,644
Payment Date:	6th of each month			“As-is” Appraised Value:	$45,000,000
First Payment Date:	October 6, 2013			“As-is” Appraisal Date:	June 17, 2013
Maturity Date:	September 6, 2023			“As-Stabilized” Appraised Value(5):	$47,000,000
Amortization:	360 months			“As-Stabilized” Appraisal Date(5):	June 17, 2014
Additional Debt:	None
Call Protection:	L(25), D(91), O(4)			Historical NOI(6)
Lockbox / Cash Management(2):	Springing Hard / Springing			Most Recent NOI:	$2,500,853 (T-12 May 31, 2013)
				2012 NOI:	$2,532,513 (December 31, 2012)
Reserves				2011 NOI:	$2,186,272 (December 31, 2011)
	Initial		Monthly	2010 NOI:	$2,437,238 (December 31, 2010)
Taxes:	$47,771		$20,833
Insurance:	$22,543		$3,757	Historical Occupancy
Replacement:	$0		$3,693	Current Occupancy(7):	93.2% (September 3, 2013)
TI/LC(3):	$1,172,137		$15,510	2012 Occupancy:	88.2% (December 31, 2012)
Immediate Repairs:	$33,750		NAP	2011 Occupancy:	84.7% (December 31, 2011)
Rent Concessions Reserve(3):	$336,655		$0	2010 Occupancy:	79.9% (December 31, 2010)
Lease Sweep Reserve(4):	$0		Springing
(1)   The Parkview Tower loan sponsors, each a non-recourse carveout guarantor, has a cap based on its liability equal to its pro rata share of ownership in the general partner of the borrower.
(2)   Hard lockbox and cash management will be triggered upon (i) any event of default, (ii) any bankruptcy action or insolvency of borrower, guarantor or affiliated manager, (iii) failure by the borrower to maintain a DSCR of at least 1.20x for two consecutive quarters or (iv) the occurrence of a Lease Sweep Period (as defined below).
(3)   Initial reserves include reserves for outstanding tenant improvements, leasing costs, soft costs and free rent associated with newly executed leases and existing tenant relocations.
(4)   Excess cash flow will be swept into this reserve upon the first payment date following, with respect to any Qualtek USA, LLC Lease, (i) nine months prior to its earliest lease expiration date, (ii) notice of (a) its intent to exercise a termination right or (b) its intent to vacate its space, (iii) notice of its intent to terminate prior to the then current expiration date, (iv) notice of its intent to or goes dark in 75.0% or more of its space, (v) a default under the lease or (vi) an insolvency proceeding. ”Qualtek USA, LLC Lease” means the Qualtek USA, LLC lease or any replacement tenant.
(5)   Cut-off Date LTV and Balloon LTV are based on the “As-Stabilized” Appraised Value of $47,000,000. The “As-Stabilized” Appraised Value is based on Qualtek USA, LLC taking occupancy of its entire space and paying full unabated rent. Based on the “As-Is” Appraised Value, the Cut-off Date LTV and Balloon LTV are 77.7% and 64.3%, respectively. Free rent and outstanding leasing costs related to Qualtek USA, LLC have been reserved for.
(6)   The increase in Most Recent NOI to Underwritten NOI and Underwritten NCF is the result of four newly executed leases, including Qualtek USA, LLC (21,127 sq. ft.).
(7)   The Qualtek USA, LLC space is being delivered to the tenant in two phases. Qualtek USA, LLC took occupancy of the first phase (13,291 sq. ft.) on June 1, 2013 and intends to take occupancy of the second phase (7,836 sq. ft.) on or about January 1, 2014. Current Occupancy assumes Qualtek USA, LLC has taken possession of the entirety of its space.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$158
Balloon Balance / Sq. Ft.:		$131
Cut-off Date LTV(5):		74.4%
Balloon LTV(5):		61.6%
Underwritten NOI DSCR:		1.41x
Underwritten NCF DSCR:		1.32x
Underwritten NOI Debt Yield:		9.3%
Underwritten NCF Debt Yield:		8.7%
Underwritten NOI Debt Yield at Balloon:		11.2%
Underwritten NCF Debt Yield at Balloon:		10.5%

TRANSACTION HIGHLIGHTS
▪
Sponsorship.  Ira M. Lubert is the chairman and co-founder of Lubert-Adler Partners, a real estate investment company founded in 1997 that has invested $6.5 billion of equity in over $16 billion of real estate assets since inception.  William Glazer and Marc Rash, co-founded the Keystone Property Group, a real estate investment, development and fund management company headquartered in Philadelphia, Pennsylvania.

▪
Credit Rated Tenancy.  The property is 93.2% leased, with approximately 12.8% of NRA leased to investment grade rated tenants, including GSA (6.1% of NRA and rated AAA/Aaa/AA+ by Fitch/Moody’s/S&P), Bankers Life & Casualty Co. (3.7%; NR/NR/BBB), Huntington Bank  (2.2%; BBB+/A3/BBB+) and Hitachi Data Systems (0.8%; NR/NR/A-).

▪	Renovation. Since 1998, the property has undergone approximately $27.6 million of renovations and tenant improvements, including lobby, façade and HVAC improvements.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1431 Washington Boulevard Detroit, MI 48226	Collateral Asset Summary – Loan No. 13 Detroit City Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 74.6% 1.46x 9.7%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	High-Rise Multifamily
Sponsor:	James P. Avgeris; J.C.A. Gift Trust			Collateral(3):	Leasehold
Borrower:	Detroit City Apartments LLC			Location:	Detroit, MI
Original Balance:	$30,000,000			Year Built / Renovated:	1981 / 2008-2011
Cut-off Date Balance:	$30,000,000			Total Units:	351
% by Initial UPB:	2.4%			Property Management:	Village Green Management Company
Interest Rate:	5.0300%				LLC
Payment Date:	6th of each month			Underwritten NOI:	$2,919,633
First Payment Date:	October 6, 2013			Underwritten NCF:	$2,826,492
Maturity Date:	September 6, 2023			Appraised Value:	$40,200,000
	Interest only for first 36 months; 360			Appraisal Date:	July 2, 2013
Amortization:	months thereafter
Additional Debt:	None			Historical NOI(4)
Call Protection:	L(25), D(92), O(3)			Most Recent NOI:	$2,989,958 (T-12 August 31, 2013)
Lockbox / Cash Management(1):	Soft / Springing			2012 NOI:	$2,608,922 (December 31, 2012)
				2011 NOI:	$1,897,137 (December 31, 2011)
Reserves				2010 NOI:	$1,703,356 (December 31, 2010)
	Initial		Monthly
Taxes:	$40,334		$15,500	Historical Occupancy
Insurance:	$91,849		$8,350	Current Occupancy:	98.3% (August 1, 2013)
Replacement:	$0		$7,762	2012 Occupancy:	96.9% (December 31, 2012)
Required Repairs:	$25,000		NAP	2011 Occupancy:	95.0% (December 31, 2011)
				2010 Occupancy:	94.9% (December 31, 2010)
Financial Information
(1)   Cash management will be triggered upon (i) any event of default, (ii) any bankruptcy actions of borrower, principal, guarantor or manager or (iii) failure by the borrower to maintain a DSCR of at least 1.25x for two consecutive calendar quarters.
(2)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.91x and 1.85x respectively
(3)   The borrower has a leasehold interest in the multifamily portion of a high-rise building. The lease expires June 30, 2079 with an annual rent payment of $1.00 per annum. As part of the leasehold interest, the property has access to 247 parking spaces in the adjacent parking garage.
(4)   NOI has increased from 2010 through T-12 August 31, 2013 primarily due to rents increasing from $0.87 PSF per month in 2010 to $1.16 PSF per month as a result of the $5.1 million renovation at the property.

Cut-off Date Balance / Unit:		$85,470
Balloon Balance / Unit:		$75,698
Cut-off Date LTV:		74.6%
Balloon LTV:		66.1%
Underwritten NOI DSCR(2):		1.51x
Underwritten NCF DSCR(2):		1.46x
Underwritten NOI Debt Yield:		9.7%
Underwritten NCF Debt Yield:		9.4%
Underwritten NOI Debt Yield at Balloon:		11.0%
Underwritten NCF Debt Yield at Balloon:		10.6%

TRANSACTION HIGHLIGHTS
■
Local Property Management. The property is currently 98.3% occupied and has maintained an average occupancy of 94.3% since 2009, when Village Green Management Company LLC took over operations at the property.  Village Green Management Company LLC, headquartered outside of Detroit, is a privately held multi-family housing company that owns and/or manages more than 130 properties in 13 states.

■	Capital Expenditures. The property was built in 1981 and renovated from 2008-2011 for a cost of approximately $5.1 million ($14,530/unit).
■
Amenities. Amenities include 24/7/365 valet and doorman service, indoor garage parking, a penthouse level with an outdoor terrace, kitchen and bar, as well as a lounge area with flat screen TVs, a fireplace and a billiards table. The property also features a roof deck with swimming pool, tennis court, and running track.

■
Sponsorship.  The sponsor is James P. Avgeris, the founder of Avgeris and Associates, Inc., a real estate firm specializing in the acquisition, development, leasing and management of over 20 million sq. ft. of commercial space.

■
Location.  The property is located on Washington Boulevard in Downtown Detroit, proximate to three of Detroit’s major sports venues, Comerica Park, Ford Field and Joe Louis Arena, as well as many major companies and organizations including General Motors, Quicken, Henry Ford Health System, DTE Energy, Comerica, HP Enterprise Services and Blue Cross and Blue Shield of Michigan.

■	Market. The Class A multifamily market in the Detroit MSA and downtown Detroit are 96.4% and 95.5% occupied, respectively, with average rent growth over the past year at 5.7% for downtown Detroit.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1110-1370 Galaxy Drive Northeast Lacey, WA 98516	Collateral Asset Summary – Loan No. 14 The Landing at Hawks Prairie	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,900,000 73.7% 1.34x 9.4%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Shadow Anchored Retail
Sponsor:	Ralph J. Cimmarusti; Lawrence P.			Collateral:	Fee Simple
	Cimmarusti			Location:	Lacey, WA
Borrower:	The Landing at Hawks Prairie, LLC			Year Built / Renovated:	2008, 2013 / NAP
Original Balance:	$26,900,000			Total Sq. Ft.:	116,149
Cut-off Date Balance:	$26,900,000			Property Management:	Cimmarusti Holdings, LLC
% by Initial UPB:	2.1%			Underwritten NOI:	$2,521,242
Interest Rate:	5.3245%			Underwritten NCF:	$2,416,708
Payment Date:	6th of each month			Appraised Value:	$36,500,000
First Payment Date:	November 6, 2013			Appraisal Date:	June 6, 2013
Maturity Date:	October 6, 2023
Amortization:	360 months			Historical NOI
Additional Debt:	None			2012 NOI:	$1,687,047 (December 31, 2012)
Call Protection:	L(24), D(92), O(4)			2011 NOI:	$1,685,994 (December 31, 2011)
Lockbox / Cash Management(1):	Springing Hard / Springing			2010 NOI:	$1,781,670 (December 31, 2010)

Reserves				Historical Occupancy(6)
	Initial		Monthly	Current Occupancy:	90.9% (September 1, 2013)
Taxes:	$16,200		$16,200	2012 Occupancy:	NAV
Insurance:	$16,119		$2,686	2011 Occupancy:	NAV
Replacement:	$0		$1,452	2010 Occupancy:	NAV
TI/LC(2):	$0		$7,261
(1)   A hard lockbox and in place cash management will be triggered upon (i) any event of default, (ii) any bankruptcy action of borrower, principal, guarantor or manager, (iii) failure by the borrower to maintain a DSCR of at least 1.20x, (iv) commencement of a (a) LA Fitness Event (as defined below) or (b) Government Tenant Event (as defined below).
(2)   Monthly TI/LC reserves are subject to a cap of $450,000 so long as (i) the DSCR is at least 1.35x, (ii) occupancy is at least 85.0% and (iii) the debt yield is at least 8.75%.
(3)   Reserve includes $512,000 for outstanding tenant improvements and leasing commissions owed to tenants as part of the recent completion of the phase II construction and $70,429 for free rent periods associated with recent leasing as a result of the phase II completion.
(4)   Excess cash will be  deposited into the LA Fitness Reserve upon an “LA Fitness Event,” which shall commence upon the occurrence from time to time of any of the following: (i) the earlier to occur of (a) 12 months prior to each expiration date of the LA Fitness Lease, or (b) the date upon which LA Fitness is required to notify its landlord of its intent to renew or terminate its lease, and/or (ii) the date upon which (a) LA Fitness “goes dark”, (b) LA Fitness subleases without consent, (c) LA Fitness or any guarantor is the subject of a bankruptcy action, or (d) LA Fitness gives notice to terminate its lease or terminates or otherwise surrenders its lease.
(5)   Excess cash (up to $106,360) or an initial deposit of $106,360 will be deposited into the Government Tenant Reserve upon a “Government Tenant Event,” which means the earliest date that a government tenant (i) fails to continuously operate, (ii) provides written notice of its intent to terminate its lease or (iii) terminates its lease.
(6)   Historical Occupancy is unavailable as a result of the ongoing construction and stabilization of The Landing at Hawks Prairie property.

Recent Leasing Reserve(3):	$582,429		$0
LA Fitness Reserve(4):	$0		Springing
Government Tenant Reserve(5):	$0		Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$232
Balloon Balance / Sq. Ft.:		$192
Cut-off Date LTV:		73.7%
Balloon LTV:		61.2%
Underwritten NOI DSCR:		1.40x
Underwritten NCF DSCR:		1.34x
Underwritten NOI Debt Yield:		9.4%
Underwritten NCF Debt Yield:		9.0%
Underwritten NOI Debt Yield at Balloon:		11.3%
Underwritten NCF Debt Yield at Balloon:		10.8%

TRANSACTION HIGHLIGHTS
■
Property. The property is a 116,149 sq. ft, Class-A shadow anchored retail center. Developed by the sponsor in two phases, the phase I portion, accounting for 79,980 sq. ft., was completed in 2008 and the phase II portion, accounting for 36,169 sq. ft., was completed in June 2013.

■
Tenancy. The property is currently 90.9% leased by 18 tenants, with LA Fitness as the largest tenant, and is shadow anchored by Safeway. As of September 2013, the phase I component is 100.0% occupied and the phase II component is 70.6% leased. Excluding LA Fitness, no tenant occupies more than 8.6% of the NRA and no more than 19.8% of the NRA expires in any year during the term of the loan.

■
Market.  The property is located in the Hawks Prairie neighborhood, a dense retail area that includes major national retailers such as Wal-Mart Supercenter, Safeway, Costco, Home Depot and Walgreens. Olympia, the state capital, is less than 7.0 miles from the property. Additionally, the property is adjacent to Interstate 5, which has an average daily traffic count of 100,000 vehicles. As of 1Q 2013, the Lacey shopping center submarket reported a vacancy rate of 6.4%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Illinois, Florida	Collateral Asset Summary – Loan No. 15 Metro 7 Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,200,000 57.5% 1.87x 10.0%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Portfolio of seven properties
Loan Purpose:	Acquisition			Property Type:	Self Storage
Sponsor(1):	Metro Storage HHF Venture LLC			Collateral:	Fee Simple
Borrower:	Northlake Storage LLC; Palatine			Location:	Illinois / Florida
	Storage LLC; West Chicago Storage			Year Built / Renovated:	Various / NAV
	LLC; Summerlin Storage L.P.; Port			Total Sq. Ft.:	468,622
	Charlotte Storage L.P.; Lehigh Acres			Property Management:	Metro Storage LLC
	Storage L.P.; Pinellas Park Storage			Underwritten NOI:	$2,629,538
	L.P.			Underwritten NCF:	$2,559,245
Original Balance:	$26,200,000			Appraised Value:	$45,560,000
Cut-off Date Balance:	$26,200,000			Appraisal Date:	June 2013
% by Initial UPB:	2.1%
Interest Rate:	5.1465%			Historical NOI
Payment Date:	6th of each month			Most Recent NOI:	$2,706,091 (T-12 March 1, 2013)
First Payment Date:	September 6, 2013			2012 NOI:	$2,653,239 (December 31, 2012)
Maturity Date:	August 6, 2023			2011 NOI:	$2,484,160 (December 31, 2011)
Amortization:	Interest Only			2010 NOI:	$2,373,343 (December 31, 2010)
Additional Debt:	None
Call Protection(2)(3):	L(26), D(89), O(5)			Historical Occupancy
Lockbox / Cash Management(4):	Springing Soft / Springing			Current Occupancy:	91.1% (July 31, 2013)
				2012 Occupancy:	87.6% (December 31, 2012)
Reserves				2011 Occupancy:	83.1% (December 31, 2011)
	Initial		Monthly	2010 Occupancy:	79.1% (December 31, 2010)
Taxes:	$207,575		$53,633
(1)   The sponsor is also affiliated with the sponsor under the mortgage loan identified on Annex A-1 as Metro 22 Portfolio, which has a Cut-off Date Balance of $90.0 million.
(2)   On any date after the lockout period ends, the borrower may obtain the release of one or more Metro 7 Portfolio properties in connection with a sale to a bona-fide third party purchaser, provided, among other things, (i) the borrower partially defeases the Metro 7 Portfolio loan in an amount at least equal to the greater of (a) 100% of the net sale proceeds and (b) 125% of the allocated loan amount with respect to the Metro 7 Portfolio property to be released, (ii) the DSCR on a 30-year amortizing equivalent is no less than the greater of (a) 95.0% of the DSCR immediately preceding the release and (b) 1.52x and (iii) the LTV ratio is no greater than the lesser of (a) 105.0% of the LTV ratio immediately preceding the sale and (b) 52.9%.
(3)   The borrowers are permitted to release an individual Metro 7 Portfolio Property and substitute a new property as collateral for the Metro 7 Portfolio Loan provided that, among other things, (i) the substitute property appraisal value is at least equal to 110% of the value of the released property (based on the value of the individual property at the closing of the loan or the date immediately preceding the substitution, whichever is greater), (ii) after substitution, the DSCR is at least equal to the greater of (a) 95% of the DSCR immediately prior to substitution and (b) the DSCR at closing, (iii) the NOI for the substitute property for the three years preceding the substitution is greater than the NOI of the released property for each of those three years and (iv) the pro forma NOI for all of the Metro 7 Portfolio Properties (including the substitute property and excluding the released property) is at least equal to the greater of (a) 95.0% of the pro forma NOI of all of the Metro 7 Portfolio Properties (including the released property and excluding the substitute property) immediately prior to substitution and (b) the NOI of all of the Metro 7 Portfolio Properties at closing.
(4)   Cash management will be triggered upon (i) any event of default, (ii) any bankruptcy action of borrower, SPE component entity or guarantor, or (iii) failure by the borrower to maintain a DSCR of at least 1.15x for two consecutive quarters.
(5)   Borrower will be required to deposit monthly insurance reserves if an acceptable blanket policy is no longer in place.
(6)   Monthly replacement reserve deposits will be capped at $210,879.
(7)   Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment. Based on a 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.53x and 1.49x, respectively.

Insurance(5):	$0		Springing
Replacement(6):	$0		$5,858

Financial Information
Cut-off Date Balance / Sq. Ft.:		$56
Balloon Balance / Sq. Ft.:		$56
Cut-off Date LTV:		57.5%
Balloon LTV:		57.5%
Underwritten NOI DSCR(7):		1.92x
Underwritten NCF DSCR(7):		1.87x
Underwritten NOI Debt Yield:		10.0%
Underwritten NCF Debt Yield:		9.8%
Underwritten NOI Debt Yield at Balloon:		10.0%
Underwritten NCF Debt Yield at Balloon:		9.8%

TRANSACTION HIGHLIGHTS
▪
Sponsorship. The sponsor is a joint venture between affiliates of Heitman America Real Estate Trust (“HART”) and affiliates of Metro Self Storage. HART is a global real estate management firm with $27.1 billion in assets under management. Metro Self Storage is a privately owned, fully integrated real estate operating company specializing in the development, acquisition and management of self-storage facilities nationwide with over 100 facilities in 13 states.

▪	Cash Equity. The sponsor contributed $22.8 million of new cash equity to the acquisition of the Metro 7 Portfolio.
▪	Multi-Property Portfolio. The loan is secured by seven cross-collateralized and cross-defaulted properties built between 1996 and 2006 located in Florida and Illinois.
▪	Performance. Since 2010, the portfolio occupancy has increased from 79.1% to 91.1%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1109 East Lake Street Streamwood, IL 60107	Collateral Asset Summary – Loan No. 16 Fresh Express Food Processing Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,300,000 56.5% 1.75x 12.1%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Industrial Warehouse / Distribution
Sponsor(1):	Angelo, Gordon & Co.			Collateral:	Fee Simple
Borrower:	AGNL Lettuce, L.L.C.			Location:	Streamwood, IL
Original Balance:	$24,300,000			Year Built / Renovated:	1998 / 2012
Cut-off Date Balance:	$24,300,000			Total Sq. Ft.:	330,000
% by Initial UPB:	1.9%			Property Management:	Self-managed
Interest Rate:	4.9200%			Underwritten NOI:	$2,932,511
Payment Date:	6th of each month			Underwritten NCF:	$2,714,711
First Payment Date:	October 6, 2013			Appraised Value:	$43,000,000
Maturity Date:	September 6, 2023			Appraisal Date:	May 10, 2013
Amortization:	Interest only for first 72 months; 360
	months thereafter			Historical NOI(5)
Additional Debt:	None			Most Recent NOI:	NAP
Call Protection:	L(25), D(92), O(3)			2012 NOI:	NAP
Lockbox / Cash Management(2):	Hard / Springing			2011 NOI:	NAP
				2010 NOI:	NAP
Reserves(3)
	Initial		Monthly	Historical Occupancy(5)
Taxes:	$0		Springing	Current Occupancy:	100.0% (September 6, 2013)
Insurance:	$0		Springing	2012 Occupancy:	NAP
Replacement:	$0		Springing	2011 Occupancy:	NAP
TI/LC:	$0		Springing	2010 Occupancy:	NAP
Advance Monthly Payment:	$0		Springing
(1)   The carve-out guarantor of the loan is AG Net Lease II Corp., a subsidiary of Angelo, Gordon & Co.
(2)   Cash management will be triggered upon (i) any event of default, (ii) any bankruptcy actions of borrower, principal, guarantor or property manager, (iii) any bankruptcy action with respect to Fresh Express, (iv) Fresh Express “going dark” after August 31, 2020, or (v) failure by the borrower to maintain a DSCR of at least 1.15x for two consecutive calendar quarters.
(3)   During a cash management period, the borrower will be required to make monthly deposits of (i) 1/12 of annual real estate taxes and insurance premiums, (ii) a replacement reserve payment of $4,400, (iii) a rollover reserve payment of $13,750 and (iv) an advance monthly payment consisting of two months worth of the current debt service payment and the required reserve payments.
(4)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.42x and 2.24x, respectively.
(5)   The sponsor purchased the property in June of 2012 for approximately $12.5 million and subsequently engaged in a build-to-suit renovation for the current tenant, Fresh Express, which executed a 20-year lease in February 2013. As such, Historical NOI and Historical Occupancy are not applicable.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$74
Balloon Balance / Sq. Ft.:		$69
Cut-off Date LTV:		56.5%
Balloon LTV:		53.0%
Underwritten NOI DSCR(4):		1.89x
Underwritten NCF DSCR(4):		1.75x
Underwritten NOI Debt Yield:		12.1%
Underwritten NCF Debt Yield:		11.2%
Underwritten NOI Debt Yield at Balloon:		12.9%
Underwritten NCF Debt Yield at Balloon:		11.9%

TRANSACTION HIGHLIGHTS
▪
Tenancy. The property is 100.0% occupied by Fresh Express, Inc. (“Fresh Express”), a wholly owned subsidiary of Chiquita Brands International, Inc., on a 20-year NNN lease with four 5-year renewal options. The lease is guaranteed by Chiquita Brands International Inc. (NYSE: CQB), a leading international marketer and distributor of food products that employs more than 20,000 people in nearly 70 countries worldwide.

▪
Sponsorship. The guarantor of the loan is AG Net Lease II Corp., a subsidiary of Angelo, Gordon & Co. Angelo, Gordon & Co. is a privately held registered investment advisor dedicated to alternative investing founded in 1988 that currently manages assets of approximately $24 billion.

▪
Cash Equity. The sponsor purchased the property in June of 2012 for a cost of $12.5 million and subsequently engaged in a $27.1 million build-to-suit renovation for the Fresh Express tenant. The sponsor has approximately $15.3 million of cash equity remaining in the property.

▪
Location. The property will consolidate three existing facilities into one centrally located hub within the Chicago MSA, providing a strategic location for national distribution with immediate access to all forms of major transportation. Major highways include the Elgin – O’Hare Expressway, I-290 and I-355, which provide access to Chicago and the surrounding suburbs. In 2012, the population within a five-mile radius of the property was 248,181 with an average household income of $89,319.

▪
Market. The property is located in the Northwest Cook industrial submarket of Chicago, Illinois, which has a market vacancy of 9.8% and average asking rents of $4.83 PSF as of 1Q 2013. Food processing plants within the Chicago, Illinois industrial market exhibited asking rents of $9.61 PSF as of 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

29 Wells Avenue Yonkers, NY 10701	Collateral Asset Summary – Loan No. 17 iPark Hudson Buildings 4 & 5	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,224,396 73.7% 1.28x 9.1%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	CBD Office
Sponsor:	Joseph Cotter			Collateral:	Fee Simple
Borrower:	Hudson View Building #4 LLC			Location:	Yonkers, NY
Original Balance:	$23,250,000			Year Built / Renovated:	1970 / 2013
Cut-off Date Balance:	$23,224,396			Total Sq. Ft.:	178,150
% by Initial UPB:	1.8%			Property Management:	Pembroke Management, Inc.
Interest Rate:	5.4675%			Underwritten NOI(3):	$2,122,923
Payment Date:	6th of each month			Underwritten NCF(3):	$2,013,888
First Payment Date:	October 6, 2013			Appraised Value:	$31,500,000
Maturity Date:	September 6, 2023			Appraisal Date:	September 13, 2013
Amortization:	360 months
Additional Debt:	None			Historical NOI
Call Protection:	L(25), D(92), O(3)			2012 NOI:	$1,396,688 (December 31, 2012)
Lockbox / Cash Management(1):	Hard / Springing			2011 NOI:	$1,410,125 (December 31, 2011)
				2010 NOI:	$1,406,620 (December 31, 2010)
Reserves
	Initial		Monthly	Historical Occupancy
Taxes:	$31,500		$19,000	Current Occupancy(4):	95.8% (May 13, 2013)
Insurance:	$41,315		$5,164	2012 Occupancy:	95.4% (December 31, 2012)
Replacement:	$0		$2,227	2011 Occupancy:	95.4% (December 31, 2011)
TI/LC:	$0		$6,859	2010 Occupancy:	95.4% (December 31, 2010)
Immediate Repairs:	$354,061		NAP
(1)   Cash management will be triggered upon (i) failure by the borrower to maintain a DSCR of at least 1.20x for one calendar quarter or (ii) a cash trap period. Cash trap period will be triggered upon (i) any event of default, (ii) failure by the borrower to maintain a DSCR of at least 1.15x for one calendar quarter, or (iii) the earliest to occur of (A) the date Kawasaki Rail Car, Mindspark or Skill Care Corp goes dark, delivers written notice or indicates its intention (a) not to renew its lease or (b) to vacate its space, or (B) the date 12 months prior to the then current expiration of the Kawasaki Rail Car, Mindspark or Skill Care Corp lease.
(2)   The borrower deposited $785,500 for outstanding free rent and tenant improvements related to the Mindspark lease which took effect September 1, 2013.
(3)   The increase from Historical NOI to Underwritten NOI and Underwritten NCF is primarily a result of the newly executed Mindspark lease and the rent averaging of Kawasaki Rail Car’s rent throughout the loan term.
(4)   Current Occupancy for the iPark Hudson Buildings 4 & 5 property includes Mindspark (36,750 sq. ft.), whose contractual rent obligations took effect on September 1, 2013, but have not yet taken occupancy.

Mindspark Reserves(2):	$785,500		$0

Financial Information
Cut-off Date Balance / Sq. Ft.:		$130
Balloon Balance / Sq. Ft.:		$109
Cut-off Date LTV:		73.7%
Balloon LTV:		61.6%
Underwritten NOI DSCR:		1.34x
Underwritten NCF DSCR:		1.28x
Underwritten NOI Debt Yield:		9.1%
Underwritten NCF Debt Yield:		8.7%
Underwritten NOI Debt Yield at Balloon:		10.9%
Underwritten NCF Debt Yield at Balloon:		10.4%

TRANSACTION HIGHLIGHTS
▪
Location. The property is located within downtown Yonkers, New York, which has received approximately $128.0 million for redevelopment of the surrounding business park by the City of Yonkers as well as private funds.

▪
Local Experience.  The property is located within the iPark Hudson Business Park, which consists of eight newly renovated buildings, and is 95.8% leased. All eight buildings are owned by affiliates of the sponsor, Joseph Cotter, who manages over 2.0 million of sq. ft. of commercial space and 1,000 residential units in the New York City metro-area.

▪	Historical Occupancy. The property has maintained an average occupancy of 95.4% since 2008.
▪
Strong Tenancy. As of May 13, 2013 the property is 95.8% occupied by four tenants. The largest tenant, Kawasaki Rail Car, a subsidiary of Kawasaki Heavy Industries, Ltd. (KHI), which is credit rated “A” by the Japan Credit Rating Agency, recently signed a new lease to expand at the property.  Kawasaki Rail Car designs and manufactures passenger rail cars for the mass transportation market in the U.S. including the PATH Trains and subway cars for the New York City Metro Area.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Hartford, CT 06105	Collateral Asset Summary – Loan No. 18 Hartford Gardens Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,219,694 74.8% 1.29x 12.3%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Portfolio of three properties
Loan Purpose:	Refinance			Property Type:	Mid-Rise Multifamily
Sponsor:	Ronald L. Caplan			Collateral:	Fee Simple
Borrower:	206-210 Farmington Avenue Project			Location:	Hartford, CT
	Owner LLC; Farmington Imlay Project			Year Built / Renovated:	1880-1928, 1946 / 2007-2008, 2011
	Owner LLC			Total Units:	204
Original Balance:	$19,275,000			Property Management:	PMC Property Group, Inc.
Cut-off Date Balance:	$19,219,694			Underwritten NOI:	$2,372,724
% by Initial UPB:	1.5%			Underwritten NCF:	$2,314,844
Interest Rate:	5.8630%			Appraised Value:	$25,700,000
Payment Date:	6th of each month			Appraisal Date:	April 18, 2013
First Payment Date:	October 6, 2013
Maturity Date:	September 6, 2023			Historical NOI(6)
Amortization(1):	204 months for 72 months; 360			2012 NOI:	$2,184,861 (December 31, 2012)
	months thereafter			2011 NOI:	$1,681,831 (December 31, 2011)
Additional Debt:	None			2010 NOI:	$838,481 (December 31, 2010)
Call Protection:	L(25), D(92), O(3)
Lockbox / Cash Management(2):	Soft / Springing			Historical Occupancy
				Current Occupancy:	98.5% (July 5, 2013)
Reserves				2012 Occupancy:	95.6% (December 31, 2012)
	Initial		Monthly	2011 Occupancy:	91.3% (December 31, 2011)
Taxes:	$56,000		$28,000	2010 Occupancy:	NAV
Insurance:	$51,306		$4,276
(1)   The loan is structured with monthly payments of $149,480.53 for the first 72 months and $86,369.16 from the 73rd until the maturity date. The monthly payment of $86,369.16 is based on a 360 month amortization schedule and the amortized balance as of the 72nd month.
(2)   Cash management will be triggered upon (i) any event of default, (ii) failure by the borrower to maintain a DSCR of at least 1.20x for two consecutive quarters or (iii) the expiration of the Lincoln Culinary Institute lease.
(3)   The Farmington Imlay property, representing 28.9% of the Hartford Gardens Portfolio property, is 91.8% leased to the adjacent Lincoln Culinary Institute. As of December 31, 2012, Lincoln Educational Services Corporation, the lease guarantor, reported a net worth of $198.5 million. The 206-210 Farmington Avenue property representing 48.5% of the Hartford Gardens Portfolio property, is 100% leased under a master lease to a tenant that is owned 99.99% by Chevron USA, Inc., and 0.1% by an entity affiliated with the borrower. The lease was entered into in connection with Chevron’s investment in the Historic Tax Credits that were available to the project and are passed through to the master tenant. The Master Tenant leases the individual apartments to multifamily tenants. At closing the borrower deposited $670,000 into a Chevron Reserve associated with future tax credit payments.
(4)   The borrower will deposit monthly $7,200 into a Downtime Reserve to be released should Lincoln Culinary Institute not renew its lease. The Downtime Reserve is subject to a cap of $540,000.
(5)   Based on the 204 month amortization schedule.
(6)   The increase in Historical NOI from 2010 is primarily due to the contractual rent increases of the Lincoln Culinary Institute lease as well as a decrease in operating expenses due to the renovation at the Niles and Farmington Imlay properties.

Replacement:	$0		$4,823
Required Repairs:	$121,750		NAP
Chevron Reserve(3):	$670,000		$0
Downtime Reserve(4):	$0		$7,200

Financial Information
Cut-off Date Balance / Unit:		$94,214
Balloon Balance / Unit:		$51,265
Cut-off Date LTV:		74.8%
Balloon LTV:		40.7%
Underwritten NOI DSCR(5):		1.32x
Underwritten NCF DSCR(5):		1.29x
Underwritten NOI Debt Yield:		12.3%
Underwritten NCF Debt Yield:		12.0%
Underwritten NOI Debt Yield at Balloon:		22.7%
Underwritten NCF Debt Yield at Balloon:		22.1%

TRANSACTION HIGHLIGHTS
▪
Capital Expenditures. The Hartford Gardens Portfolio properties consist of three mid-rise multifamily complexes, totaling 204 units. The sponsors acquired the properties between 2007 and 2009 for a total cost of approximately $12.5 million ($61,472 per unit) and have invested an additional $22.2 million ($108,824 per unit) on gut renovations. With a total cost basis of approximately $34.7 million ($170,296 per unit), the sponsors have approximately $15.4 million in equity.

▪
Market.  Located in the Asylum Hill neighborhood, the Hartford Gardens Portfolio is approximately one mile west of the central business district of Hartford. Since 2009, the vacancy rate of the Hartford, Connecticut submarket has steadily decreased, achieving a reported average occupancy of 97.1% as of 4Q 2012. Hartford is the historic international center of the insurance industry, and the Aetna corporate headquarters campus is located proximate to the Hartford Gardens Portfolio properties.

▪
Corporate Lease.  The Farmington Imlay property, representing 28.9% of the Hartford Gardens Portfolio property, is 94.9% leased the Lincoln Culinary Institute, whose 367,000 sq. ft. facility is adjacent to the property. As of December 31, 2012, Lincoln Educational Services Corporation, the lease guarantor, reported a net worth of $198.5 million.

▪
Sponsorship.  Ronald L. Caplan has over 30 years of real estate development experience as the president of PMC Property Group. PMC Property Group is a full service real estate group that specializes in the acquisition, design, construction, finance and management of commercial properties. Additionally, Lubert-Adler, which maintains a 60.0% equity stake in the transaction, has invested over $6.5 billion of equity in real estate transactions.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

822 Gervais Street Columbia, SC 29201	Collateral Asset Summary – Loan No. 19 Hampton Inn Columbia	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,480,684 68.6% 1.76x 13.2%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Limited Service Hospitality
Sponsor:	Paul C. Aughtry, III			Collateral:	Fee Simple
Borrower:	Capital City Hotels, LLC			Location:	Columbia, SC
Original Balance:	$17,500,000			Year Built / Renovated:	2001 / 2012
Cut-off Date Balance:	$17,480,684			Total Rooms:	122
% by Initial UPB:	1.4%			Property Management:	Hospitality America, Inc.
Interest Rate:	5.4555%			Underwritten NOI:	$2,299,792
Payment Date:	6th of each month			Underwritten NCF:	$2,093,665
First Payment Date:	October 6, 2013			Appraised Value:	$25,500,000
Maturity Date:	September 6, 2023			Appraisal Date:	July 14, 2013
Amortization:	360 months
Additional Debt:	None			Historical NOI
Call Protection:	L(25), D(91), O(4)			Most Recent NOI:	$2,236,032 (T-12 May 31, 2013)
Lockbox / Cash Management(1):	Hard / Springing			2012 NOI:	$1,991,425 (December 31, 2012)
				2011 NOI:	$1,794,297 (December 31, 2011)
Reserves				2010 NOI:	$1,566,887 (December 31, 2010)
	Initial		Monthly
Taxes:	$153,750		$17,083	Historical Occupancy
Insurance:	$10,667		$2,667	Current Occupancy:	76.7% (May 31, 2013)
Replacement:	$0 1/12 of 4.0% of prior year’s			2012 Occupancy:	74.9% (December 31, 2012)
		gross income		2011 Occupancy:	72.3% (December 31, 2011)
PIP Reserve(2):	$1,300,000		$0	2010 Occupancy:	69.1% (December 31, 2010)

(1)   Cash management will be triggered upon (i) any event of default, (ii) any bankruptcy action of borrower, principal, guarantor or manager or (iii) failure by the borrower to maintain a DSCR of at least 1.35x for one quarter.
(2)   The borrower deposited an initial property improvement plan (“PIP”) reserve related to work required by the franchisor of the Hampton Inn Columbia property. If the franchisor requires the borrower to implement any additional property improvements, borrower is required to deposit 125.0% of the estimated costs.

Financial Information
Cut-off Date Balance / Room:		$143,284
Balloon Balance / Room:		$119,640
Cut-off Date LTV:		68.6%
Balloon LTV:		57.2%
Underwritten NOI DSCR:		1.94x
Underwritten NCF DSCR:		1.76x
Underwritten NOI Debt Yield:		13.2%
Underwritten NCF Debt Yield:		12.0%
Underwritten NOI Debt Yield at Balloon:		15.8%
Underwritten NCF Debt Yield at Balloon:		14.3%

TRANSACTION HIGHLIGHTS
▪
Performance.  In May 2013, the property achieved occupancy, ADR and RevPAR penetration rates of 101.2%, 131.7% and 133.3%, respectively.  The Hampton Inn Columbia property has achieved trailing 12 month RevPAR penetration rates in 2011, 2012 and 2013 of 137.5%, 138.5% and 133.3%, respectively.

▪
Capital Expenditures.  From 2008 to 2012, the sponsor spent approximately $1.3 million on renovations, including guest bathrooms, new mattresses and fitness equipment.  The borrower deposited $1.3 million for an upcoming property improvement plan, which is expected to include new flooring, front desk and parking lot upgrades as well as new exterior brick.

▪	Location. The property is located proximate to the University of South Carolina (31,288 students), the Columbia Metropolitan Convention Center, Colonial Life Arena and the Congaree Vista District.
▪
Local Sponsorship.  The sponsor of the property is Paul C. Aughtry, III, president of the Windsor Aughtry Company based in Greenville, South Carolina.  Over the past 20 years the Windsor Aughtry Company has sold over 2,500 multifamily units and sold, developed, leased and/or managed over 1.0 million sq. ft. of commercial shopping centers and office parks. The Windsor Aughtry Company currently operates six hotels with an additional two hotels under development.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

		Cut-off Date Balance:	$16,400,000
111 South 15th Street	Collateral Asset Summary – Loan No. 20	Cut-off Date LTV:	72.6%
Philadelphia, PA 19102	Packard Building	U/W NCF DSCR:	1.43x
		U/W NOI Debt Yield:	10.8%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	CBD Office
Sponsor:	David Grasso		Collateral:	Fee Simple
Borrower:	Chest-Pac Associates, L.P.		Location:	Philadelphia, PA
Original Balance:	$16,400,000		Year Built / Renovated:	1924 / 2003
Cut-off Date Balance:	$16,400,000		Total Sq. Ft.:	148,980
% by Initial UPB:	1.3%		Property Management:	GH Property Management, LLC
Interest Rate:	5.5000%		Underwritten NOI:	$1,774,892
Payment Date:	6th of each month		Underwritten NCF:	$1,596,116
First Payment Date:	November 6, 2013		Appraised Value:	$22,600,000
Maturity Date:	October 6, 2023		Appraisal Date:	April 29, 2013
Amortization:	360 months
Additional Debt(1):	None		Historical NOI(6)
Call Protection(2):	L(24), D(93), O(3)		Most Recent NOI:	$1,861,015 (T-12 March 31, 2013)
Lockbox / Cash Management:	Hard / In Place		2012 NOI:	$2,084,704 (December 31, 2012)
			2011 NOI:	$2,401,607 (December 31, 2011)
Reserves			2010 NOI:	$2,377,607 (December 31, 2010)
	Initial	Monthly
Taxes:	$240,673	$30,084	Historical Occupancy(7)
Insurance(3):	$0	Springing	Current Occupancy:	100.0% (September 3, 2013)
Replacement:	$0	$2,483	2012 Occupancy:	100.0% (December 31, 2012)
TI/LC(4):	$0	$12,415	2011 Occupancy:	100.0% (December 31, 2011)
Common Charges Account:	$17,074	$0	2010 Occupancy:	100.0% (December 31, 2010)
Lease Sweep Reserve(5):	$0	Springing
(1)   An entity controlled by ARC Property Trust, Inc. invested $2.0 million in preferred equity in the borrower in conjunction with the refinance. The preferred equity is entitled to receive a 12% preferred return, payable and compounded monthly, which accretes if not paid currently. In addition, starting with the 60th month, the preferred equity is entitled to receive amortization payments, provided that such amortization payments are payable solely from excess cash flow. If the preferred return shall not be paid beyond certain grace periods, the preferred equity holder has the right to take over control of the borrower.
(2)   On any date after the lockout period ends, the borrower may obtain the release of the Del Frisco’s Double Eagle Steakhouse portion of the collateral in connection with a sale to a bona-fide third party purchaser, provided, among other things, (i) the borrower partially defeases the Packard Building loan in an amount at least equal to the greater of (a) 100% of the net sale proceeds of such sale and (b) 125% of the allocated loan amount with respect to the collateral to be release, equal to $9.125 million, (ii) the DSCR for the remaining property shall be no less than the greater of the DSCR preceding such sale and 1.36x and (iii) the LTV shall be no greater than the lesser of the LTV preceding such sale and 72.6%.
(3)   Borrower will be required to deposit 1/12 of the estimated annual insurance premiums if an acceptable blanket insurance policy is no longer in place.
(4)   Subject to a cap of $744,900.
(5)   All available cash after the interest only portion of the preferred equity return will be deposited into a lease sweep reserve following the occurrence of (i) the date twelve months prior to the current stated expiration or modified expiration of the Lease Sweep Lease, unless such expiration date is two years beyond the maturity of the loan, (ii) the earlier to occur of (a) the date that a Lease Sweep Lease is surrendered, cancelled or terminated or (b) the receipt by borrower or manager of notice from any tenant under a Lease Sweep Lease of its intent to surrender, cancel or terminate such lease, (iii) the date that a tenant under a Lease Sweep Lease goes dark or (iv) an event of default under a Lease Sweep Lease. “Lease Sweep Lease” refers to the Del Frisco’s Double Eagle Steakhouse lease or an acceptable replacement tenant under the loan documents.
(6)   Historical NOI includes income from the 2nd and 3rd floors of the building, which are being carved out into a separate condominium unit in conjunction with the refinance and do not serve as collateral for the loan.
(7)   Historical Occupancy excludes the 2nd and 3rd floors of the building.

Financial Information
Cut-off Date Balance / Sq. Ft.:	$110
Balloon Balance / Sq. Ft.:	$92
Cut-off Date LTV:	72.6%
Balloon LTV:	60.6%
Underwritten NOI DSCR:	1.59x
Underwritten NCF DSCR:	1.43x
Underwritten NOI Debt Yield:	10.8%
Underwritten NCF Debt Yield:	9.7%
Underwritten NOI Debt Yield at Balloon:	13.0%
Underwritten NCF Debt Yield at Balloon:	11.7%

TRANSACTION HIGHLIGHTS
▪
Long-term Tenancy. The property has been 100.0% occupied since 2010 by three tenants, including the Defender Association of Philadelphia, which occupies 121,666 sq. ft. (81.7% of NRA) through December 2027 and Del Frisco’s Double Eagle Steakhouse, which occupies 23,614 sq. ft. (15.9% of NRA) through December 2018.

▪
Location. The property is located at the southeast corner of 15th and Chestnut Streets in the Center City market of downtown Philadelphia, Pennsylvania, approximately one block from Philadelphia City Hall and courthouse, and benefits from excellent access to public transportation including the SEPTA Broad Street Line, located one block east from the subject building, and the PATCO Locust Street station.

▪
Below Market Rents. The appraiser determined market rents for the office space occupied by the Defender Association of Philadelphia of $20.00 PSF, which is higher than the tenant’s current rent of $19.45 PSF. For the restaurant space occupied by Del Frisco’s Double Eagle Steakhouse, the appraiser concluded rents of $33.00 PSF, which is higher than the current rent of $25.83 PSF.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., RBS Securities Inc. and Guggenheim Securities, LLC (the “Underwriters”) are soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time. The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the Commercial Mortgage Pass-Through Certificates, Series COMM 2013-CCRE11 (the “Offering Document”). The Information supersedes any such information previously delivered. The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document. The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document. The information contained herein will be more fully described elsewhere in the Offering Document. The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the issuer undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

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